                                OPTION AGREEMENT

                                  BY AND AMONG

                           SPIRE INTERNATIONAL CORP.,

               AUSTRALIAN SOFTWARE INNOVATIONS (SERVICES) PTY LTD,

                          KILAT HOLDINGS PTY. LIMITED,

                                       AND

                       ENG LEE AND MARY LEE, INDIVIDUALLY


                               SEPTEMBER 10, 1996


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                                OPTION AGREEMENT


     THIS OPTION AGREEMENT (this "AGREEMENT") is entered into in Orem, Utah, effective as of the 10th day of September, 1996 (the "EFFECTIVE DATE"), by and among Spire International Corp., a Utah corporation (the "BUYER"), Australian Software Innovations (Services) Pty. Ltd ACN 050-053-355, a limited company organized under the laws of Australia (the "SELLER"), Kilat Holdings Pty. Limited ACN 003-982-616, a limited company organized under the laws of Australia ("KILAT") and Eng Lee and Mary Lee (collectively, the "SHAREHOLDERS"), individually.

                                    RECITALS

     A. Buyer, Seller and Eng Lee have reached certain understandings with respect to the acquisition by Buyer of an option to purchase certain assets of Seller on the terms and subject to the conditions set forth therein.

     B. Eng Lee is the Managing Director of Seller, Kilat owns all of the issued and outstanding shares of the capital stock of Seller and the Shareholders own all of the issued and outstanding shares of the capital stock of Kilat.

     C. Buyer desires to acquire, and Seller desires to grant to Buyer, an option (the "OPTION") to purchase all of Seller's right, title and interest in and to the Assets, as defined in ARTICLE 9 (the "ACQUISITION") on the terms and subject to the conditions set forth herein. All capitalized terms used herein without definition shall have the meanings set forth in ARTICLE 9.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the respective representations, warranties and covenants contained herein and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, Buyer, Seller, Kilat and the Shareholders hereby agree as follows:


                                    ARTICLE 1
                 GRANT OF OPTION; ADDITIONAL AGREEMENTS; CLOSING

     1.1 GRANT OF OPTION. Subject to the terms and conditions of this Agreement, Seller hereby grants the Option to Buyer and its nominee, Centerpost, to be effective as of the Effective Date. Seller acknowledges and agrees that Buyer, in its discretion, may elect to transfer and assign its rights hereunder to Centerpost, and Centerpost shall be entitled to exercise

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all of the rights and privileges and obtain all of the benefits to which Buyer shall be entitled pursuant to the terms of this Agreement.

     1.2 ADDITIONAL UNDERSTANDINGS. In connection with the grant of the Option, Seller, Kilat and each of the Shareholders shall, from the date of this Agreement until exercise by Buyer of the Option or the expiration of the Option Term, afford Buyer's employees, auditors, legal counsel and other authorized representatives reasonable access to the properties, records and personnel of Seller in order to inspect, investigate and audit the Assets and the operations and business of Seller. Buyer agrees to conduct any such inspection, investigation or audit in a reasonable manner, during regular business hours, so as not to disrupt the normal functioning of Seller's business. Seller, Kilat and the Shareholders agree to cooperate fully with Buyer and to make Seller's books and records, the Assets and the employees of Seller available to Buyer as reasonably required by Buyer in order for Buyer to complete its due diligence in a timely fashion.

     1.3 OPTION CONSIDERATION. As consideration (the "OPTION CONSIDERATION") for Seller's grant of the Option, Buyer shall, at or prior to the Option
Closing:

          (a) Subject to the provisions of SECTION 1.7, pay to Seller the option purchase price (the "OPTION PURCHASE PAYMENT") of One Hundred Thirty Thousand Dollars ($130,000); and

          (b) Buyer shall arrange for a lender (the "LENDER") to provide to Seller a commercial credit facility (the "FACILITY") in the principal amount of Two Hundred Thousand Dollars ($200,000) on terms mutually acceptable to Buyer, Seller and Lender. In Buyer's sole discretion, the Lender shall be either (1) Buyer or (2) a commercial lending institution. In the event Buyer elects to act as the Lender, Seller shall execute and deliver to Buyer at the Option Closing a promissory note substantially in the form of EXHIBIT B, as determined by Buyer in its reasonable discretion, together with a Fixed Charge substantially in the form of EXHIBIT C, as determined by Buyer in its reasonable discretion, and such additional documents determined necessary by Buyer in its reasonable discretion. Seller shall use the proceeds of the Facility solely for purposes mutually approved by Buyer and Seller in advance. All amounts advanced (the "LOAN") to Seller by the Lender under the Facility shall be secured by a pledge by Seller in favor of the Lender of all of Seller's right, title and interest in and to the Intellectual Property of ASI, including, without limitation, the intellectual property described on EXHIBIT D.

     1.4 OPTION CLOSING. Upon satisfaction or waiver of the conditions to closing contained in ARTICLE 4 and ARTICLE 5 hereof, the parties hereto agree to close the grant of the Option (the "OPTION CLOSING") on the terms set forth in this Agreement. The Option Closing shall take place at Orem, Utah, or such other place as may be agreed to by the parties, on the date agreed to by the parties, but in all events on or before September 10, 1996. It is the intent of the parties to consummate the Option Closing contemporaneously the execution of this Agreement. The parties agree to use their good faith and reasonable efforts to close the grant


                                      3

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of the Option as soon as possible and to cooperate fully with each other to complete the Option Closing.

     1.5  OPTION CLOSING DELIVERIES.

          (a)  Prior to or at the Option Closing, Seller shall deliver to
Buyer:

               (i) If Buyer is the Lender, executed counterparts of the applicable Loan Documents, or, if Buyer is not the Lender, copies of the executed Loan Documents, as applicable;

               (ii) Complete and accurate Disclosure Schedules;

               (iii) Such other documents, including certificates of independent legal advice and appropriate statutory declarations, as may be required by this Agreement, or reasonably requested by Buyer to carry out the transactions contemplated hereby, including, without limitation, declarations in the form attached hereto as EXHIBIT E; and

               (iv) Evidence, in form and substance acceptable to Buyer in its reasonable discretion, of Seller's compliance with the requirements of
SECTION 1.7.

          (b)  Prior to or at the Option Closing, Buyer shall deliver to
Seller:

               (i) In immediately available funds, the amount of the Option Purchase Payment, subject to the provisions of SECTION 1.7;

               (ii) If Buyer is the Lender, the amount of the initial advance of the proceeds of the Loan requested by Seller and approved by Buyer pursuant to the Facility, not to exceed Two Hundred Thousand Dollars ($200,000) in immediately available funds, and executed counterparts of the applicable Loan Documents; and

               (iii) Such other documents, including certificates of independent legal advice and appropriate statutory declarations, as may be required by this Agreement, or as reasonably requested by Seller to carry out the transactions contemplated hereby.

     1.6  EXERCISE OF OPTION.

          (a) The Option shall be exercisable at any time, in Buyer's sole discretion, during the period commencing on the Effective Date and continuing for a period of one year thereafter (the "OPTION TERM").

          (b) In the event Buyer elects to exercise the Option, Buyer shall deliver to Seller and the Shareholders notice (the "EXERCISE NOTICE") of its intention to exercise the Option;

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

provided, however, that in such event Buyer shall deliver the Exercise Notice to Seller and the Shareholders not less than sixty (60) days prior to the expiration of the Option Term.

          (c) Within sixty (60) days following the date of the Exercise Notice, Buyer, Seller, Kilat and the Shareholders shall execute the following definitive acquisition agreements pursuant to which Buyer, Seller, Kilat and the Shareholders shall consummate the Acquisition:

               (i) an asset acquisition agreement providing for the acquisition by Buyer of all of the Assets (excluding only the Intellectual Property Assets)(the "ASSET PURCHASE AGREEMENT" ), substantially in the form of EXHIBIT F;

               (ii) an intellectual property purchase agreement providing for the acquisition of all of the Intellectual Property Assets (the "INTELLECTUAL PROPERTY PURCHASE AGREEMENT"), substantially in the form of EXHIBIT G; and

               (iii) a deed of restraint of trade (the "DEED OF RESTRAINT OF TRADE"), substantially in the form of EXHIBIT H, pursuant to which the Shareholders shall undertake the covenants set forth therein in partial consideration for the payment by Buyer of the Exercise Price.

Among other things, the Purchase Agreements shall provide for the acquisition by Buyer of all or any lesser portion of the Assets as Buyer desires, in its discretion, to purchase from Seller, at purchase price (the "EXERCISE PRICE") to be paid by Buyer in the amount of One Million Four Hundred Five Thousand Dollars ($1,405,000), payable at the closing of the Acquisition, subject to the amount of the Exercise Price Adjustment. The Exercise Price shall be paid in the form of cash in the amount of One Million Fifty Five Thousand Dollars ($1,055,000) and Eighty Seven Thousand Five Hundred (87,500) shares of Spire Common Stock; PROVIDED, HOWEVER, that (i) the amount of the cash portion of the Exercise Price shall be adjusted to reflect the amount of the Exercise Price Adjustment and (ii) the number of shares of Spire Common Stock to be delivered by Buyer to Seller pursuant to this Section 1.6(c) shall not be adjusted for any change in the value of the Spire Common Stock after the Effective Date. The Purchase Agreements shall credit the full amount of the Option Purchase Payment against Buyer's obligation to pay the Exercise Price.

          (d) If Buyer exercises the Option and acquires the Assets, Buyer shall assume only those Liabilities of Seller set forth on EXHIBIT A, including, without limitation, the obligations of Seller under the promissory note described in SECTION 1.3(b), unless the Liabilities of Seller to be assumed by Buyer are subsequently adjusted by the mutual written agreement of Buyer and Seller, which agreement Buyer may withhold in its absolute discretion.

          (e) If Buyer does not elect to exercise the Option, this Agreement shall not convey to Buyer any interest in the Assets or the business of Seller, except as expressly set forth in the promissory note and the Fixed Charge described in SECTION 1.3(b).

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     1.7  PAYMENT OF TAXES; STAMP DUTY.  Seller shall pay any and all Taxes payable to Governmental Authorities of the Commonwealth of Australia or any political subdivision thereof which are related in any manner to the execution of this Agreement, the grant and exercise of the Option or the execution and performance of the Purchase Agreements, including, without limitation, the full amount of any stamp duty payable to Governmental Authorities of the Commonwealth of Australia or any political subdivision thereof. Seller, Kilat and each of the Shareholders shall jointly and severally indemnify, defend and hold Buyer harmless from any and all Tax liabilities associated with the execution of this Agreement, the grant and exercise of the Option and the execution and performance of the Purchase Agreements. To facilitate Seller's performance of the obligations set forth in this SECTION 1.7, at the Option Closing Buyer shall withhold from the Option Purchase Payment an amount equal to Four Thousand Australian Dollars (AUS$4,000), representing the estimated amount of Taxes payable in connection with the execution of this Agreement, the grant and exercise of the Option and the execution and performance of the Purchase Agreements. The amount so withheld by Buyer shall be paid to the law firm of Thomas Osborne Kitamura, to be held in trust by such law firm and released solely for the purpose of fulfilling Seller's Tax obligations under the terms of this SECTION 1.7.

                                    ARTICLE 2
                 REPRESENTATIONS AND WARRANTIES OF SELLER, KILAT
                              AND THE SHAREHOLDERS

     Except as otherwise indicated, Seller, Kilat and each of the Shareholders jointly and severally represent and warrant to Buyer that the following representations and warranties are true, correct and complete as of the date of this Agreement and will be true, correct and complete as of the Effective Date:

     2.1 AUTHORITY. Seller, Kilat and each of the Shareholders have the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement, to perform his, her or its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Seller, Kilat and each of the Shareholders, and this Agreement constitutes the legal, valid and binding agreement of Seller, Kilat and each of the Shareholders enforceable against Seller, Kilat and each of the Shareholders in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally.

     2.2 ORGANIZATION, EXISTENCE AND GOOD STANDING OF SELLER AND KILAT. Seller is a limited company duly organized, validly existing and in good standing under the laws of Australia and has full power and authority to carry on its business as now being conducted, to own and operate its properties and assets, and to perform all its obligations under the Contracts. Kilat is a limited company duly organized, validly existing and in good standing under the laws of Australia and has full power and authority to carry on its business and to perform all its obligations under this Agreement.

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     2.3  CONSENTS AND APPROVALS; NO VIOLATION.  Except as set forth in the
Disclosure Schedules, neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the compliance by Seller and Kilat with any of the provisions thereof will, as of the Closing Date, (i) conflict with or violate any provision of the Memorandum and Articles of Association or other charter or governing documents of Seller or Kilat respectively, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, contract, agreement, commitment, bond, mortgage, indenture, license, lease, pledge agreement or other instrument or obligation to which Seller or Kilat is a party or by which Seller or Kilat or any of their respective properties or assets may be bound, including, without limitation, any other agreement with respect to the sale by Seller of any of its properties or assets, (iii) to the best knowledge of Seller, Kilat and the Shareholders, violate or conflict with any provision of any Legal Requirement binding upon Seller or Kilat respectively, or (iv) to the best knowledge of Seller, Kilat and the Shareholders, result in, or require, the creation or imposition of, any Encumbrance upon or with respect to any properties of Seller or Kilat, including, without limitation, the Assets, or impair the ability of Seller, Kilat or the Shareholders to carry out their respective obligations under this Agreement.

     2.4 BOOKS AND RECORDS. The books of account and other business records of Seller regarding the Assets and the business and operations of Seller have all been made available to Buyer and such books and records are complete and correct with regard to the matters which are the subject of this Agreement.

     2.5 ABSENCE OF UNDISCLOSED LIABILITIES. Other than the Liabilities created pursuant to the Facility and except as and to the extent fully disclosed in writing to Buyer in the Disclosure Schedules, as of the Effective Date, Seller will have no Liabilities, including, without limitation, any Liabilities resulting from failure to comply with any Legal Requirement applicable to Seller, its business or operations or the Assets due or to become due and whether incurred in respect of or measured by the income or sales of Seller for any period or arising out of any transactions entered into, or any state of facts existing, on or before the Effective Date which could, as of or after the Effective Date, materially adversely affect Seller's business or operations or the Assets, give rise to an Encumbrance against the Assets or materially adversely affect Seller's ability to carry out the transactions contemplated by this Agreement.

     2.6 CONTRACTS. Except as set forth on the Disclosure Schedules or as otherwise described in this Agreement:

          (a) Complete and accurate copies, including all amendments, of all contracts and agreements to which Seller is a party or by which its business or operation or the Assets may be materially affected (collectively, the "CONTRACTS") have been delivered to Buyer.

          (b) All of the Contracts are in full force and effect and are valid and enforceable in accordance with their terms, there are no material defaults thereunder or breaches

                                      7

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thereof, and no condition exists or event has occurred
which, with notice or lapse of time or both, would constitute a default thereunder.

          (c) Seller has the right to assign its rights and obligations under the Contracts to Buyer, and such assignment will not result in a default, breach or right of termination thereunder.

     2.7  PERSONAL PROPERTY.

          (a) Seller has disclosed to Buyer all the Assets owned by Seller, including all rights under the Contracts.

          (b) There is no asset, property, right or interest of any nature whatsoever necessary to or currently utilized in the operation of Seller's business which is not included in the Assets and has not been disclosed to Buyer in the Disclosure Schedules.

          (c) Set forth in the Disclosure Schedules is a complete and accurate description of all obligations or commitments of Seller with respect to any asset of any nature whatsoever that is used in whole or in part for the personal use or benefit of any shareholder, officer, director or employee of Seller or any Affiliate thereof.

     2.8 TITLE TO ASSETS AND RELATED MATTERS. Except as fully and accurately disclosed in the Disclosure Schedules, Seller owns all of the Assets free and clear of all Encumbrances and the claims or rights of any other party, except for such Encumbrances created pursuant to the Facility. Seller has the power, authority and right to sell the Assets to Buyer free and clear of any Encumbrances, except for such Encumbrances created pursuant to the Facility.

     2.9  INTELLECTUAL PROPERTY.  Except as set forth in the Disclosure
Schedules:

          (a) All of the Intellectual Property necessary to or currently utilized in Seller's business is owned by Seller free and clear of all Encumbrances, and is not subject to any license, royalty or other agreement, and Seller has not granted any license or agreed to pay any royalty in respect of any Intellectual Property necessary to or currently utilized in Seller's business, except for that license granted pursuant to a License Agreement between Seller and Spire Technologies, Inc. dated as of July 1, 1996;

          (b) None of the Intellectual Property necessary to or currently utilized in Seller's business has been or is the subject of any pending or threatened Proceeding or claim of infringement;

          (c) No license or royalty agreement to which Seller is a party or by which any of the Intellectual Property necessary to or currently utilized in Seller's business is or could be materially affected is in breach or default by any party thereto or the subject of any notice of termination given or threatened;

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          (d)  To the best knowledge of Seller and each of the Shareholders, the products manufactured or sold by Seller and any process, method, part, design, material or other Intellectual Property they employ, and the marketing and use by Seller of any such product, service or other
Intellectual Property, do not infringe any Intellectual Property or confidential or proprietary rights of another, and Seller has not received any notice contesting its right to use any Intellectual Property; and

          (e) Seller owns or possesses adequate rights in perpetuity in and to all Intellectual Property necessary to conduct its business as presently conducted.

     2.10 COMPLIANCE WITH LAWS. Seller is in compliance with all Legal Requirements applicable to the ownership of the Assets and the operation of its business where the failure so to comply would have a material adverse effect on Seller's ability to carry out its obligations under this Agreement or the ability of Buyer to carry on the business operations related to the Assets after the Acquisition, and the Seller does not have any basis to expect, nor has it received, any Order, notice, or other communication from any Governmental Authority of any alleged, actual, or potential violation and/or failure to comply with any such Legal Requirement, except as disclosed on the Disclosure Schedules.

     2.11 LITIGATION. Except as set forth in the Disclosure Schedules, (i) neither Seller, Kilat nor either of the Shareholders is subject to any Order in which relief is sought involving, affecting, or relating to the ownership, operation, or use of the Assets, the operation of Seller's business or the matters covered by this Agreement which would prevent, delay or make illegal the transactions contemplated by this Agreement, (ii) there are no Proceedings pending or threatened against, involving, affecting or relating to Seller, Kilat or either of the Shareholders, the operation of Seller's business or to Sellers ownership, operation or use of the Assets before any arbitrator or Governmental Authority, and (iii) to the best knowledge of Seller and each of the Shareholders, there exist no facts to serve as a basis for the institution of any Proceeding against Seller, Kilat, either of the Shareholders or any of the Assets which would prohibit or adversely affect the Assets or the ability of Seller, Kilat or the Shareholders to carry out their respective obligations under this Agreement.

     2.12 NO BROKER'S OR FINDER'S FEES. No agent, broker, investment banker or similar Person has acted directly or indirectly on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no Person, including Seller, Kilat or either of the Shareholders, is or will be entitled to any broker's or finder's fee or any other commission or similar fee or expense, directly or indirectly, in connection with this Agreement, the Purchase Agreements or the transactions contemplated hereby or thereby.

     2.13 BANKRUPTCY. Seller has not made any assignment for the benefit of creditors, filed any petition in bankruptcy, been adjudicated insolvent or bankrupt, petitioned or applied to any tribunal for any receiver, conservator or trustee of it or any of its property or assets, or commenced any proceeding under any reorganization arrangement, readjustment of debt, conservation, dissolution or liquidation law or statute or any jurisdiction; and no such action or

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proceeding has been commenced or threatened against
Seller by any creditor, claimant, governmental authority or any other person.

     2.14 LABOR MATTERS.  Except as set forth in the Disclosure Schedules,

          (a) Seller has made all payments to its employees required by any Legal Requirement or any Employee Benefit Plan;

          (b) To the best knowledge of Seller, Kilat and each of the Shareholders, there has not been, and there is not presently pending or threatened, any Proceeding against Seller under any Legal Requirement governing the conditions of Seller's employment of its employees, or any basis or ground for any such claim;

          (c) Seller has not been a party to any collective bargaining agreement or other labor contract affecting the employees of Seller;

          (d) To the best knowledge of Seller, Kilat and each of the Shareholders, there has not been, and there is not presently pending or existing or threatened, any strike, slowdown, picketing, work stoppage, labor arbitration or proceeding in respect of the grievance of any employee, an application or complaint filed by an employee or union with any Governmental Authority, or organizational activity or labor dispute against or affecting the business of Seller; and

          (e) Seller has complied with all its obligations under all relevant superannuation legislation and has made all contributions required to be made in respect of its employees for their period of employment up to and including the Effective Date. Seller has established reserves and accruals (each of which is reflected on Seller's balance sheet attached hereto as EXHIBIT A) in amounts sufficient to satisfy all superannuation obligations in respect of its employees for their period of employment up to and including the Effective Date.

     2.15 DISCLOSURE. No representation or warranty of Seller, Kilat or the Shareholders contained in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact known to Seller, Kilat or either of the Shareholders which has specific application to Seller (other than general economic or industry conditions) and which materially and adversely affects or, so far as Seller, Kilat or either of the Shareholders can reasonably foresee, materially threatens, the Assets or the ability of Seller, Kilat or the Shareholders to carry out their respective obligations under this Agreement, which has not been set forth in this Agreement or in the Disclosure Schedules.

     2.16 TAX MATTERS. With respect to Taxes, including, without limitation, Taxes imposed by the Income Tax Assessment Act of 1936 of the Commonwealth of Australia (the "TAX ACT") and any other Australian national, state or territorial law or regulation:

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          (a)  Seller has lodged, or will lodge, at or before the correct time all Tax Returns required by law to be lodged on or before the Effective Date and all such Tax Returns have been, or will be, as the case may be, fully and accurately completed;

          (b) Seller has made, to the Commissioner of Taxation or the appropriate Governmental Authority a full and true disclosure of all material facts necessary for the proper assessment of Seller and each deduction, rebate or credit claimed in those Tax Returns has been properly claimed and is duly allowable;

          (c) All other necessary information, documents and notices in respect of Tax have been properly and duly submitted by Seller to all relevant Governmental Authorities in respect of Tax for all periods up to the Effective Date and will continue to be properly and duly submitted up to the later of the expiration of the Option Term and the execution of the Purchase Agreement, and there is no unresolved dispute with any of those authorities nor is any such dispute foreshadowed or contemplated;

          (d) All Taxes which have been assessed or imposed or are lawfully assessable upon or are payable by Seller and which are due and payable or which may become due and payable subsequent to but are referable to the period ending on the Effective Date have been paid by Seller or adequate provisions has been made for them in Seller's accounts and such provisions have been fully disclosed to Buyer; and

          (e) All obligations imposed on Seller under all laws relating to Tax have been complied with and, without limiting the generality of the foregoing, all amounts of income tax and medicare levy required by law to be deducted by Seller from salary or wages of Seller's employees (including, without limitation, Seller's directors and officers) and from prescribed payments as defined in Section 2321YHA(1) of the Tax Act and all amounts of withholding tax have been duly deducted and where payable to the relevant axing authority have been duly paid.

     2.17 INSURANCE. The assets of Seller (including, without limitation, the Assets) are adequately insured by respect of the risks to which they are subject (including loss or damage by disease, fire, theft, storm and tempest) in such amounts as accord with sound business principles and such policies of insurance will not expire earlier than the later of the expiration of the Option Term and the execution of the Purchase Agreements. Seller is adequately insured against public liability in such amounts as accord with sound business principles and such policies of insurance will not expire prior to the later of the expiration of the Option Term and the execution of the Purchase Agreements. Seller is adequately insured against workers' compensation liability and has complied with all respects with the legislation relating to workers' compensation in all jurisdictions where relevant. All premiums in respect of the insurance coverages referred to in this Agreement will have been paid prior to the Effective Date, Seller has complied with all the conditions of the associated policies and has not made any false or misleading statement or done or omitted to do anything which would entitle the insurers to avoid the policies or refuse to meet any claim thereunder in full other than as disclosed by Seller to Buyer in writing prior to the Effective Date. There is no fact or matter of which Seller, Kilat


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or the Shareholders is aware which could lead to Seller's insurance policies being vitiated or repudiated and neither Seller, Kilat nor the Shareholders will permit any such policies to lapse prior to the later of the expiration of the Option Term and the execution of the Purchase Agreements, nor will Seller, Kilat or the Shareholders do or fail to do anything which will render any of Seller's insurance policies void or voidable prior to the later of the expiration of the Option Term and the execution of the Purchase Agreements.

     2.18 TRADE PRACTICES. There is no agreement, arrangement or activity whether by commission or omission in which Seller has been or will be concerned which infringes or which has been or which is required to be authorized under the Australian Trade Practices Act of 1974 of the Commonwealth of Australia or any other anti-trust legislation in relation to the Assets, including, without limitation, any Australian national, state or territorial law or regulation.

     2.19 ENVIRONMENTAL LIABILITIES. There are no Environmental Liabilities (as defined below) affecting any of Seller's business premises. There are no factors affecting any of Seller's business premises which are likely within the next twelve months to give rise to any Environmental Liability. For the purposes of this clause, the term "ENVIRONMENTAL LAW" means any planning, environmental, health, toxic, hazardous substances, dangerous goods, waste/disposal or pollution laws, regulations, orders, notices, ordinances or requirements, and the term "ENVIRONMENTAL LIABILITY" means any obligation, expense, penalty or fine under an Environmental Law which could be imposed on any occupier in possession of Seller's business premises.

                                    ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Seller, Kilat and the Shareholders as follows:

     3.1 ORGANIZATION, EXISTENCE AND GOOD STANDING. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah and has full power and authority to purchase the Assets and to carry on its intended business therewith.

     3.2 AUTHORITY. Buyer has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Buyer and constitutes the legal, valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting creditor's rights generally.

     3.3 CONSENTS AND APPROVALS; NO VIOLATION. No filing or registration with, no notice to and no Governmental Authorization, consent or approval of any Governmental Authority, creditor or other person in a contractual relationship with Buyer is necessary in connection with

Buyer's execution and delivery of this Agreement, the performance of its obligations hereunder or the consummation of the transactions contemplated hereby or thereby. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the compliance by Buyer with any of the provisions hereof will, as of the Effective Date, (i) result in a material violation or breach of, or constitute (with or without due notice or lapse of time or both) a material default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of the Buyer's Articles of Incorporation or Bylaws, or of any note, contract, agreement, commitment, bond, mortgage, indenture, license, lease, pledge agreement or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties or assets may be bound, or (ii) violate or conflict with any provision of any Legal Requirement binding upon Buyer.

     3.4 BANKRUPTCY. Buyer has not made any assignment for the benefit of creditors, filed any petition in bankruptcy, been adjudicated insolvent or bankrupt, petitioned or applied to any tribunal for any receiver, conservator or trustee of it or any of its property or assets, or commenced any proceeding under any reorganization arrangement, readjustment of debt, conservation, dissolution or liquidation law or statute or any jurisdiction; and no such action or proceeding has been commenced or threatened against Buyer by any creditor, claimant, governmental authority or any other person.

     3.5 NO BROKER'S OR FINDER'S FEES. No agent, broker, investment banker or similar Person has acted directly or indirectly on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no Person, including Buyer, is or will be entitled to any broker's or finder's fee or any other commission or similar fee or expense, directly or indirectly, in connection with this Agreement, the Purchase Agreements, the Loan Documents or the transactions contemplated hereby or thereby.

                                    ARTICLE 4
                              CONDITIONS PRECEDENT
                           TO THE OBLIGATIONS OF BUYER

     The obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to fulfillment of the following conditions, any one or more of which may be waived in whole or in part by Buyer in the manner provided for herein.

     4.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Seller, Kilat and the Shareholders contained in this Agreement are true, correct and complete in all material respects as of the Effective Date.

     4.2 COMPLIANCE WITH AGREEMENT. Seller, Kilat and each of the Shareholders shall have performed and complied with all obligations, agreements, covenants and conditions required by this Agreement to be performed or complied with by them on or before the Effective Date, including, without limitation, making all the deliveries required by
SECTION 1.5.

     4.3 AUTHORIZATION; THIRD-PARTY CONSENTS. All filings and registrations with and notices to, and each Governmental Authorization, consent or approval of, any Governmental Authority, creditor or other Person which is necessary in connection with the execution and delivery of this Agreement by Seller, Kilat and the Shareholders, the performance of their respective obligations hereunder, or the consummation of the transactions contemplated hereby shall have been made or obtained. All corporate actions necessary to authorize the execution, delivery and performance of this Agreement by Seller and Kilat, and the consummation by Seller and Kilat of the transactions contemplated by this Agreement shall have been duly and validly taken, Seller shall have full right and power to sell the Assets (except as may be limited pursuant to the Facility) and Seller and Kilat shall have full right and power to perform their respective obligations upon the terms provided in this Agreement. On or prior to the Effective Date, Seller, Kilat and the Shareholders shall have furnished to the Buyer evidence of the foregoing filings, notices, consents, stipulations and assignments.

     4.4 ACTIONS SATISFACTORY. The form and substance of all actions, proceedings, instruments and documents required to consummate the transactions contemplated by this Agreement shall have been satisfactory in all reasonable respects to Buyer and its counsel.

                                    ARTICLE 5
                           CONDITIONS PRECEDENT TO THE
                OBLIGATIONS OF SELLER, KILAT AND THE SHAREHOLDERS

     The obligations of Seller, Kilat and the Shareholders to consummate the transactions contemplated by this Agreement are subject to the fulfillment of the following conditions, any one or more of which may be waived in whole or in part by the Seller, Kilat or the Shareholders in the manner provided for herein.

     5.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Buyer contained in this Agreement shall be true, correct and complete in all material respects as of the Effective Date.

     5.2 BUYER'S PERFORMANCE; COMPLIANCE WITH AGREEMENT. Buyer shall have performed and complied with all obligations, agreements, covenants and conditions required by this Agreement to be performed or complied with by Buyer on or before the Effective Date, including without limitation making all the deliveries required by SECTION 1.5.

     5.3 AUTHORIZATION; THIRD PARTY CONSENTS. All filings and registrations with and notices to, and each Governmental Authorization, consent or approval of, any Governmental Authority, creditor or other Person which is necessary in connection with Buyer's execution and delivery of this Agreement, the performance of its obligations hereunder, or the consummation of the transactions contemplated hereby shall have been made or obtained. All corporate action necessary to authorize the execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated by this Agreement shall have been duly and validly taken. Buyer shall have furnished to Seller, Kilat and the Shareholders evidence of the foregoing filings, notices, consents and actions, if requested.

     5.4 ACTIONS SATISFACTORY. The form and substance of all actions, proceedings, instruments and documents required to consummate the transactions contemplated by this Agreement shall have been satisfactory in all reasonable respects to Seller, Kilat and the Shareholders and their counsel.

                                    ARTICLE 6
                       ADDITIONAL COVENANTS AND AGREEMENTS

     6.1 EXPENSES. Except as otherwise expressly provided herein, each party to this Agreement shall bear its respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including without limitation all fees and expenses of agents, business brokers, legal counsel, accountants, tax and financial advisors and other facilitators and advisors.

     6.2  CONFIDENTIALITY.

          (a) NON-DISCLOSURE AND USE. Each of Buyer, Seller, Kilat and the Shareholders acknowledges that, in connection with the transactions contemplated by this Agreement, each has become or may become privy to the technical, marketing and other proprietary information of another party, including, without limitation, information, material, documents and data related to such other party, to the business activities of such other party and/or to its customers, trade secrets and other proprietary information (collectively, the "PROPRIETARY INFORMATION"). Each agrees (i) to take at all times all reasonably necessary steps to safeguard the confidentiality of any Proprietary Information; (ii) not to disclose, reveal, make accessible or make available to any third Person any Proprietary Information; and (iii) not to use any Proprietary Information for such party's own benefit or for any other Person's benefit; PROVIDED, HOWEVER, that Buyer, Seller, Kilat or the Shareholders may disclose (A) Proprietary Information which at the time of the disclosure is part of the public knowledge and readily accessible to such third party and (B) Proprietary Information which is required by law to be disclosed.

          (b) RETURN. Buyer, Seller, Kilat and the Shareholders agree that if the Option is not exercised, each of them will, upon the expiration of the Option Term, return to the other parties hereto any and all material containing or reflecting Proprietary Information.

          (c) REMEDIES. Each of Buyer, Seller, Kilat and the Shareholders acknowledges and agrees that any breach of the terms of this SECTION 6.2 would result in irreparable injury and damage to the injured party for which such party would have no adequate remedy at law; each of Buyer, Seller, Kilat and the Shareholders therefore also acknowledges and agrees that in the event of such breach or any threat of breach, the injured or threatened party shall be entitled, in addition to any other remedies to which such party may be entitled at law or in equity, to an immediate injunction and restraining order to prevent such breach and/or threatened breach by the breaching or threatening party and/or any and all persons and/or entities acting for and/or with such breaching or threatening party, without having to provide a bond or other security or to prove actual damages.

     6.3  OPERATION OF BUSINESS.

          (a) Seller shall remain in possession of Seller's business and assets during the period from the Effective Date until the execution of the Purchase Agreements.

          (b) Neither Seller, Kilat nor either of the Shareholders will engage in any practice, take any action or enter into any transaction outside the Ordinary Course of Business with respect to the Assets or the operation of Seller's business from the date of this Agreement until the expiration of the Option Term or, if Buyer exercises the Option, until the consummation of the transactions described in the Purchase Agreements. Without in any manner limiting the foregoing, Seller, Kilat and the Shareholders covenant and agree that during such period,

                (i) the aggregate monthly remuneration (including, without limitation, all salary, distributions, dividends, bonuses, deferred compensation, automobile lease expense, superannuation payments and other payments) paid to or for the benefit of Kilat and the Shareholders and all Affiliates of Kilat and the Shareholders shall not exceed Sixteen Thousand Six Hundred Sixty Seven Australian Dollars (Aus$16,667), and

               (ii) except as set forth in the Disclosure Schedules, Seller will not, and Kilat and the Shareholders will not permit Seller to, make any payment or incur any obligation with respect to any asset of any nature whatsoever that is used in whole or in part for the personal use or benefit of any shareholder, officer, director or employee of Seller or any Affiliate thereof.

Seller, Kilat and the Shareholders will use their best efforts to preserve the Assets and the goodwill and value of Seller's business, to comply with all laws applicable to the Assets and Seller's business and to maintain good working relationships with lessors, licensors, suppliers, customers and employees. In addition, Seller will not sell or contract to sell any interest in Seller or lease, license, transfer, pledge, mortgage, hypothecate or otherwise dispose of any of the Assets.

          (c) Seller will not, and Kilat and the Shareholders will not permit Seller to, do any act or thing or suffer or permit any omission which would make any policy of insurance of Seller written with respect to the Assets void or voidable or do anything that would mean that any existing insurance policy of Seller is not materially in full force and effect during the period from the Effective Date until the later of the expiration of the Option Term and the consummation of the transactions described in the Purchase Agreements.

     6.4  PUBLICITY.  The parties hereto agree, subject to the provisions of
SECTION 6.2, to advise and confer with each other, to the maximum extent possible, regarding and prior to the issuance of any reports, statements, releases, public announcements or similar publicity with respect to this Agreement or the transactions contemplated hereby; PROVIDED, HOWEVER, that any of the parties may make such announcements, give such notices and provide such information to Governmental Authorities, employees, creditors, affiliates and the public as its counsel may advise is legally required.

     6.5 EXCLUSIVITY. From and after the date of this Agreement until the expiration of the Option Term:

          (a) Neither Seller nor any of its officers, directors, stockholders or agents (including, without limitation, Kilat and the Shareholders) shall directly or indirectly:

               (i) Enter into any transaction with any party other than Buyer relative to any disposition of the Assets or Seller's business or operations or any part thereof; or

               (ii) Solicit or encourage submission of inquiries, proposals or offers from any other party relative to potential disposition of the Assets or Seller's business or operations or any part thereof; or

               (iii) Provide further information to any party other than Buyer relating to any possible disposition of the Assets or Seller's business or operations or any part thereof.

          (b) Seller, Kilat and the Shareholders agree that if Seller, Kilat or either of the Shareholders receives an offer or proposal relating to the possible disposition of the Assets or Seller's business or operations or any part thereof, Seller, Kilat and the Shareholders will immediately notify Buyer of such offer or proposal, the identity of the party making the offer or proposal and the specific terms of the offer or proposal.

     6.6 COOPERATION. Each of Kilat and the Shareholders agrees to cause Seller to take, or to refrain from taking, all actions necessary to fulfill Seller's covenants and obligations under this Agreement.

     6.7 RESTRAINT OF TRADE. Seller, Kilat and the Shareholders each acknowledges the receipt of valuable consideration from Buyer. In consideration of that valuable consideration and to protect the goodwill associated with the Assets, each of Seller, Kilat, the Shareholders and their respective Affiliates agree to be bound by the following restrictions:

          (a) For the purpose of SECTION 6.7. "engaged or involved in" includes direct or indirect involvement as a principal, agent, partner, employee, shareholder, unitholder, director, trustee, beneficiary, manager, consultant, adviser or financier;

          (b) During the term of this Agreement none of them will be engaged or involved in any capacity in any business or activity which is the same as or similar to the business of Seller in the Commonwealth of Australia;

          (c) Without in any manner limiting the provisions of SECTION 6.7(B), if the Option is exercised,

               (i) for a period of twelve months from the date of execution of the Purchase Agreements;

               (ii) for a period of twelve months from the first anniversary of the date of execution of the Purchase Agreements; and

               (iii) for a period of twelve months from the second anniversary of the date of execution of the Purchase Agreements,

none of them will, be engaged or involved in any capacity in any business or activity which is the same as or similar to the business of Buyer, as successor to Seller in relation to the Assets, in the Commonwealth of Australia.

          (d) If any of the prohibitions or restrictions contained in this section are judged by any court to go beyond what is reasonable in the circumstances, but would be reasonable and necessary if any activity were deleted or a period or area were reduced, then the prohibitions or restrictions will apply with that activity deleted or period or area reduced by the minimum amount determined necessary by the relevant court.

          (e) Each of the prohibitions and restrictions in this section has effect as a separate and several prohibition or restriction and is to be enforced accordingly.

          (f) Notwithstanding any of the other provisions of this section, Seller, Kilat, the Shareholders and their respective Affiliates may hold in aggregate up to, but not more than, ten percent of the capital stock of a public company, the shares of which are quoted in Australian Stock Exchange Limited, even though that company carried on any of the activities referred to in this clause.

          (g) Seller, Kilat and the Shareholders each acknowledge that all the prohibitions and restrictions contained in this clause are reasonable in these circumstances and warrant that

               (i) they have received independent legal advice with respect to this clause;

               (ii) they consider such prohibitions and restrictions to go no further than reasonably necessary to protect the goodwill associated with the Assets; and

               (iii) damages would not be an adequate remedy to protect the goodwill associated with the Assets.

                                    ARTICLE 7
                         INDEMNIFICATION AND LIMITATION

     7.1 INDEMNIFICATION BY SELLER AND THE SHAREHOLDERS. Subject to the limitation set forth in SECTION 7.4, Seller, Kilat and each of the Shareholders, jointly and severally, unconditionally, absolutely and irrevocably agree to and shall defend, indemnify and hold harmless Buyer, and each of Buyer's officers, directors, employees, counsel, successors, assigns, and legal representatives (Buyer and such persons are collectively referred to as the "BUYER'S INDEMNIFIED PERSONS") from and against, and shall reimburse Buyer's Indemnified Persons for, each and every Loss paid, imposed on or incurred by Buyer's Indemnified Persons, directly or indirectly, relating to, resulting from or arising out of any inaccuracy in any representation or warranty of Seller, Kilat or the Shareholders under this Agreement, the Loan Documents or any agreement, certificate or document delivered by Seller, Kilat or the Shareholders pursuant hereto in any respect, or any breach or nonfulfillment of any covenant, agreement or other obligation of Seller, Kilat or the Shareholders under this Agreement, the Loan Documents or any agreement, certificate or document to be delivered by Seller, Kilat or the Shareholders pursuant hereto (including, without limitation, Seller's obligation to pay Taxes required pursuant to SECTION 1.7). With respect to matters not involving Proceedings brought or asserted by third parties against Buyer's Indemnified Persons, within thirty (30) days after notification from Buyer's Indemnified Persons supported by reasonable documentation setting forth the nature of the circumstances entitling Buyer's Indemnified Persons to indemnity hereunder, Seller, Kilat and the Shareholders shall, at no cost or expense to Buyer's Indemnified Persons, diligently commence resolution of such matters in a manner reasonably acceptable to Buyer's Indemnified Persons and shall diligently and timely prosecute such resolution to completion; PROVIDED, HOWEVER, with respect to those valid claims that may be satisfied by payment of a liquidated sum of money and which are not disputed reasonably and in good faith by Seller, Kilat and the Shareholders, Seller, Kilat and the Shareholders shall promptly pay the amount so claimed. If litigation or any other Proceeding is commenced or threatened, the provisions of SECTION 7.3 shall control over the immediately preceding sentence. Buyer shall be entitled to offset against any amounts owed by Buyer to Seller, Kilat or the Shareholders under this Agreement any amounts owed by Seller, Kilat or the Shareholders, respectively, to Buyer hereunder.

     7.2 INDEMNIFICATION BY BUYER. Buyer unconditionally, absolutely and irrevocably agrees to and shall defend, indemnify and hold harmless Seller, Kilat, the Shareholders and the successors, assigns, heirs and legal and personal representatives of Seller, Kilat and the Shareholders (Seller, Kilat, the Shareholders and such persons are collectively referred to as the "SELLER'S INDEMNIFIED PERSONS") from and against, and shall reimburse Seller's Indemnified Persons for, each and every Loss paid, imposed on or incurred by Seller's Indemnified Persons, directly or indirectly, relating to, resulting from or arising out of any inaccuracy in any representation or warranty of Buyer under this Agreement, the Loan Documents or any agreement, certificate or other document delivered or to be delivered by Buyer pursuant hereto in any respect, or any breach or nonfulfillment of any covenant, agreement or other obligation of Buyer under this Agreement, the Loan Documents or any agreement, certificate or document to be delivered by Buyer pursuant hereto. With respect to matters not involving Proceedings brought or asserted by third parties against Seller's Indemnified Persons, within thirty (30) days after notification from Seller's Indemnified Persons supported by reasonable documentation setting forth the nature of the circumstances entitling Seller's Indemnified Persons to indemnity hereunder, the Buyer, at no cost or expense to Seller's Indemnified Persons, shall diligently commence resolution of such matters in a manner reasonably acceptable to Seller's Indemnified Persons and shall diligently and timely prosecute such resolution to completion; PROVIDED, HOWEVER, with respect to those valid claims that may be satisfied by payment of a liquidated sum of money and which are not disputed reasonably and in good faith by Buyer, Buyer shall promptly pay the amount so claimed. If litigation or any other Proceeding is commenced or threatened, the provisions of SECTION 7.3 shall control over the immediately preceding sentence.

     7.3 NOTICE AND DEFENSE OF THIRD-PARTY CLAIMS. If any Proceeding shall be brought or asserted against a party entitled to indemnification pursuant to SECTIONS 7.1 or 7.2, or any successor thereto (the "INDEMNIFIED PERSON") in respect of which indemnity may be sought under this Article from an indemnifying person or any successor thereto (the "INDEMNIFYING PERSON"), the Indemnified Person shall give prompt written notice of such Proceeding to the Indemnifying Person who shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Person and the payment of all expenses; provided, that any delay or failure to so notify the Indemnifying Person shall relieve the Indemnifying Person of its obligations hereunder only to the extent, if at all, that it is prejudiced by reason of such delay or failure. In no event shall any Indemnified Person be required to make any expenditure or bring any cause of action to enforce the Indemnifying Person's obligations and liability under and pursuant to the indemnification obligations set forth in this Article. In addition, actual or threatened action by a Governmental Authority or other Person is not a condition or prerequisite to the Indemnifying Person's obligations under this Article. The Indemnified Person shall have the right to employ separate counsel in any of the foregoing Proceedings and to participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of the Indemnified Person unless the Indemnified Person shall in good faith determine that there exist actual or potential conflicts of interest which make representation by the same counsel inappropriate. The Indemnified Person's right to participate in the defense or response to any Proceeding should not be deemed to limit or otherwise modify its rights and obligations under this Article. In the event that the Indemnifying Person, within fifteen (15) days after notice of any such Proceeding, fails to assume the defense thereof, the Indemnified Person shall have the right to undertake the defense, compromise or settlement of such Proceeding for the account of the Indemnifying Person, subject to the right of the Indemnifying Person to assume the defense of such Proceeding with counsel reasonably satisfactory to the Indemnified Person at any time prior to the settlement, compromise or final determination thereof. If the Indemnifying Person assumes the defense of any Proceeding, the Indemnified Person shall, reasonably and in good faith, assist and cooperate in the defense thereof. Anything in this Article to the contrary notwithstanding, the Indemnifying Person shall not, without the Indemnified Person's prior written consent, settle or compromise any Proceeding or consent to the entry of any judgment with respect to any Proceeding for anything other than money damages paid by the Indemnifying Person. The Indemnifying Person may, without the Indemnified Person's prior written consent, settle or compromise any such Proceeding or consent to entry of any judgment with respect to any such Proceeding that requires solely the payment of money damages by the Indemnifying Person and that includes as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Person from all liability in respect of such Proceeding.

     7.4 LIMITATION OF LIABILITY. Notwithstanding any other provision of this Agreement, Buyer agrees that the maximum monetary amount for which the Shareholders shall be liable to Buyer's Indemnified Persons in connection with the provisions of this Agreement shall be limited to the aggregate amount of One Million Eight Hundred Thousand Dollars ($1,800,000); PROVIDED, HOWEVER, that the foregoing limitation on the liability of the Shareholders shall not apply to, and each of the Shareholders shall be jointly and severally liable to Buyer's Indemnified Persons, and any of them, for the aggregate amount of actual damages resulting from:

          (a) any representation made by Seller, Kilat or either of the Shareholders which any of Seller, Kilat or either of the Shareholders knows is false or misleading at the Effective Date, or

          (b) any fraudulent conduct of Seller, Kilat or either of the Shareholders.

Furthermore, each of Seller, Kilat and the Shareholders acknowledges and agrees that the foregoing limitation of liability shall not in any manner limit the liability of Seller and Kilat for any reason whatsoever.

     7.5  GUARANTEE.

          (a) Kilat and each of the Shareholders gives the indemnity set forth in SECTION 7.1 and the guarantee set forth in this SECTION 7.5 in consideration of Buyer's agreement to enter into this Agreement. Kilat and each of the Shareholders acknowledges the receipt of valuable consideration from Buyer for the agreement of Kilat and the Shareholders to incur obligations and give rights under such indemnity and guarantee.

          (b) Kilat and each of the Shareholders unconditionally and irrevocably guarantees to Buyer the due and punctual performance and observance by Seller of its obligations under this Agreement including, without limitation, any obligation to pay money.

          (c) Kilat and each of the Shareholders waive any right it, he or she have of first requiring Buyer to commence proceedings or enforce any other right against Seller or any other person before claiming under such indemnity and guarantee.

          (d) This guarantee and the foregoing indemnity are continuing security obligations and are not discharged by any one payment. Such guarantee and indemnity do not merge on completion.

          (e) The liabilities of Kilat and each of the Shareholders under such guarantee and indemnity are as a guarantor, indemnifier and principal debtor and the rights of Buyer under such guarantee and indemnity are not affect by anything which might otherwise affect them at law or in equity including, but not limited, one or more of the following:

               (i) Buyer granting time or other indulgence to, compounding or compromising with or releasing Seller, or any other guarantor;

               (ii) acquiescence, delay, acts, omissions or mistakes on the part of Buyer;

               (iii)     any novation of a right of Buyer;

               (iv) any variation of this Agreement, or any agreement entered into in performance of it; or

               (v) the invalidity or unenforceability of an obligation or liability of a person other than the relevant guarantor (being Kilat or one of the Shareholders).

          (f) Kilat and each of the Shareholders may not, without the consent of Buyer:

               (i) raise a set-off or counterclaim available to it or Seller against Buyer in reduction of it's liability under such guarantee and indemnity;

               (ii) claim to be entitled by way of contribution, indemnity, subrogation, marshaling or otherwise to the benefit of any security or guarantee held by Buyer in connection with this Agreement; or

               (iii) prove in competition with Buyer, if a liquidator, provisional liquidator, receiver, official manager or trustee in bankruptcy is appointed in respect of Seller or Seller is otherwise unable to pay its debts when they fall due, until all money payable to Buyer in connection with this Agreement is paid.

          (g) If a claim that a payment or transfer to Buyer in connection with this Agreement is void or voidable (including, but not limited to, a claim under laws relating to liquidation, insolvency or protection of creditors) is upheld, conceded or compromised, then Buyer is entitled immediately as against Kilat and each Shareholder to the rights to which it would have been entitled under such guarantee and indemnity if the payment or transfer had not occurred.

          (h) Kilat and each of the Shareholders agree to pay or reimburse Buyer on demand for its costs, charges and expenses in making, enforcing and doing anything in connection with such guarantee and indemnity including, without limitation, legal costs and expenses on a full indemnity basis. Any amounts paid to Buyer by Kilat or one of the Shareholders must be applied first against payment of costs, charges and expenses under this SECTION 7.5(H), then against other obligations under such guarantee and indemnity.

               (i) Kilat and each of the Shareholders acknowledges having been given a copy of this Agreement and having had full opportunity to consider its provisions before entering into such guarantee and indemnity.


                                    ARTICLE 8
                                  MISCELLANEOUS

     8.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. Notwithstanding any investigation made at any time by or on behalf of the parties hereto, all of the representations and warranties of the parties shall survive the consummation of the transactions contemplated by this Agreement (even if the other party knew or had reason to know of any misrepresentation or breach of any warranty at the time of the Option Closing) and all of the covenants of the parties shall survive the Option Closing, including but not limited to the obligations of the parties set forth in SECTION 6.2 and the indemnification obligations of the parties hereto. In addition, the covenants and obligations set forth in SECTION 6.2 shall survive the termination of this Agreement.

     8.2  AMENDMENT AND MODIFICATION.   This Agreement may be amended,
modified, terminated, rescinded or supplemented only by written agreement of the parties hereto.

     8.3 WAIVER; CONSENTS. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Any failure of a party to comply with any obligation, covenant, agreement or condition herein may be waived by each party affected thereby only by a written instrument signed by the party granting such waiver. No waiver, or failure to insist upon strict compliance, by any party of any condition or any breach of any obligation, term, covenant, representation, warranty or agreement contained in this Agreement, in any one or more instances, shall be construed to be a waiver of, or estoppel with respect to, any other condition or any other breach of the same or any other obligation, term, covenant, representation, warranty or agreement. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver.

     8.4 FURTHER ASSURANCES; COOPERATION. The parties hereto agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as another party hereto may at any time reasonably request, including before, at and after the Closing, for the purpose of carrying out the intent of this Agreement and the documents referred to herein.

     8.5 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when (i) delivered personally, (ii) sent by telecopier (with receipt confirmed), or (iii) received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) or (iv) three business days after being sent by registered or certified mail, return receipt requested, in each case to the other party at the following addresses and telecopier numbers (or to such other address or telecopier number for a party as shall be specified by like notice; provided that notices of a change of address or telecopier number shall be effective only upon receipt thereof):

     if to Seller, to:

          Australian Software Innovations (Services) Pty Ltd
          51 Rawson Street, Suite 301
          Epping NSW 2121
          Attn:  Eng Lee, Managing Director
          telecopier:  61-2-869-0280

     if to Kilat or the Shareholders, to:

          Eng Lee
          51 Rawson Street, Suite 301
          Epping NSW 2121
          telecopier:  61-2-869-0280

     if to Buyer, to:

          Spire International Corp.
          311 North State Street
          Orem, Utah 84057
          Attn:  Robert K. Bench, President
          Telecopier: (801) 224-2426

     with copies to:

          Brian G. Lloyd
          Kimball, Parr, Waddoups, Brown & Gee
          185 South State Street, Suite 1300
          Salt Lake City, Utah 84111
          Telecopier:  (801) 532-7750

     8.6  ASSIGNMENT.   This Agreement and all of the provisions hereof shall
be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.
 Buyer may, in its discretion, assign its rights, interest and obligations hereunder to any Person without the prior consent of any other party hereto. Neither Seller, Kilat nor either of the Shareholders may assign any of their respective rights, interests or obligations hereunder without the prior written consent of the Buyer. This Agreement is not intended to and shall not confer upon any person other than the parties any rights or remedies hereunder or with respect hereto.

     8.7  GOVERNING LAW.   This Agreement shall be governed by and construed in
accordance with the laws of New South Wales, Australia applicable to contracts made and to be performed wholly therein.

     8.8  COUNTERPARTS.   This Agreement may be executed in one or more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     8.9  INTERPRETATION.   The article and section headings contained in
this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. Unless otherwise provided, all references in this Agreement to articles and sections refer to the corresponding articles and sections of this Agreement. All words used herein shall be construed to be of such gender or number as the circumstances require.
Unless otherwise specifically noted, the words "herein," "hereof," "hereby," "hereinabove," "hereinbelow," "hereunder," and words of similar import, refer to this Agreement as a whole and not to any particular article, section, clause or other subdivision hereof. Whenever the term "including" or a similar term is used in this Agreement, it shall be read as if it were written "including by way of example only and without in any way limiting the generality of the clause or concept to which reference is made." This Agreement shall be construed as though all parties had drafted it.

     8.10 ENTIRE AGREEMENT. This Agreement, including the Exhibits and the documents, instruments and schedules referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     8.11 ATTORNEYS' FEES. In the event a Proceeding is brought by any party under this Agreement to enforce or construe any of its terms, the party that prevails by enforcing this Agreement shall be entitled to recover, in addition to all other amounts and relief, its reasonable costs and attorneys' fees incurred in connection with such Proceeding.

     8.12 TIME OF ESSENCE. With regard to all time periods set forth or referred to in this Agreement, time is of the essence.

     8.13 SEVERABILITY. If any part of this Agreement is or becomes legally ineffective, invalid or unenforceable in any jurisdiction, the effectiveness, validity or enforceability of this Agreement in any other jurisdiction, or the remainder of it in that jurisdiction, will not be affected.

     8.14 JOINT AND SEVERAL.  In this Agreement:

          (a) any agreement, covenant, obligation, representation or warranty on the part of two or more persons binds them jointly and severally; and

          (b) any agreement, covenant, obligation, representation or warranty in favor of two or more persons is for the benefit of them jointly and severally.

                                    ARTICLE 9
                                   DEFINITIONS

     For the purposes of this Agreement, the following terms shall have the meanings specified or referred to below when used in this Agreement. Any reference or citation to a law, statute or regulation shall be deemed to include any amendments to that law, statute or regulation and judicial and administrative interpretations of it.

     9.1  "ACQUISITION" shall have the meaning set forth in SECTION 1.1.

     9.2 "AFFILIATE" means, with respect to any specified Person, each other Person which, directly or indirectly, controls, is controlled by or is under common control with such specified Person (whether a general or limited partner), each officer, director or general partner of such specified Person, and each other Person who is the beneficial owner of five percent (5%) or more of any class of the voting securities of such specified Person or five percent (5%) or more in market value of the outstanding securities of such Person. For purposes of this definition, "control" means the possession of the power to direct or cause the direction of all or any part of the management and policies of a specified Person, whether through the ownership of voting securities, by contract or otherwise.

     9.3 "AGREEMENT" means this Option Agreement, including the Exhibits hereto, which are hereby incorporated herein.

     9.4  "ASSET PURCHASE AGREEMENT" shall have the meaning set forth in
SECTION 1.6.

     9.5 "ASSETS" means all of the tangible and intangible assets of Seller identified on EXHIBIT A, compiled from Seller's balance sheet dated April 30, 1996, also attached hereto as EXHIBIT A, and including, without limitation, the following:

          (a) all of Seller's cash, accounts, investments, securities, commercial paper, notes receivable and accounts receivable;.

          (b) all of Seller's fixed assets and tangible personal property, wherever located, including, without limitation, all inventory and removable fixtures;

          (c) all of Seller's Intellectual Property and other intangible assets; and

          (d) all of Seller's contracts, customer and supplier lists, marketing and promotional materials, marketing agreements, supply and service agreements and other personal property rights;


together with all additions to and proceeds of the foregoing items (both cash and noncash additions and proceeds) received by or for the benefit of Seller, Kilat or the Shareholders after the Effective Date; PROVIDED, HOWEVER, that the Assets shall expressly exclude (i) the amount of Five Hundred Fifty Thousand Dollars ($550,000) paid by Buyer to Seller, constituting a license fee pursuant to the terms of an Exclusive License and Technical Assistance Agreement, (ii) the amount of the Option Purchase Payment, (iii) all amounts paid by Buyer to Seller in payment of the Exercise Price, (iv) loans receivable or payable in the aggregate amount of Five Hundred Thirty Four Thousand One Hundred Forty Two and 63/100 Australian Dollars (AUS $534,142.63) with any associated party of the Shareholders, including, without limitation, Shareholders, Kilat, Northside Software Services Pty Ltd (ACN: 003 258 817) and Southern Cross Executive Helicopters Pty Ltd (ACN: 064 785 977), and (v) loans receivable or payable in the aggregate amount of Twenty Six Thousand Seven Hundred Forty Eight Australian Dollars (AUS$26,748.92) with Software Innovations Limited (a company incorporated under the laws of the United Kingdom).

     9.6 "BUYER" means Spire International Corp., a Utah corporation, or any successor, transferee or assignee thereof.

     9.7  "BUYER'S INDEMNIFIED PERSONS" shall have the meaning set forth in
SECTION 7.1.

     9.8 "CENTERPOST" mean Centerpost Innovations Pty Limited, ACN 074-678-774, a limited company organized under the laws of Australia.

     9.9  "CONTRACTS" shall have the meaning set forth in SECTION 2.6.

     9.10 "DEED OF RESTRAINT OF TRADE" shall have the meaning set forth in
SECTION 1.6.

     9.11 "DISCLOSURE SCHEDULES" means the disclosure schedules prepared and delivered by Seller and the Shareholders to Buyer and accepted by Buyer prior to the Option Closing. The Disclosure Schedules shall contain all information necessary to make the representations and warranties set forth in
ARTICLE 2 true and correct.

     9.12 "DOLLARS" or "$" means United States dollars, except as expressly indicated otherwise.

     9.13 "EFFECTIVE DATE" means the effective date of this Agreement, as set forth in the opening paragraph hereof.

     9.14 "EMPLOYEE BENEFIT PLAN" means any stock option, stock right, profit sharing, thrift-savings, simplified employee pension plan, deferred compensation plan, severance pay, golden parachute, cafeteria plan, flexible compensation plan, life insurance, medical, dental, disability, welfare, superannuation or vacation plans or any other similar plan or arrangement of any kind or character.

     9.15 "ENCUMBRANCE" means any lien, pledge, hypothecation, charge, mortgage, deed of trust, security interest, encumbrance, equity, trust, equitable interest, claim, easement, right-of-way, servitude, right of possession, lease tenancy, license, encroachment, burden, intrusion, covenant, infringement, interference, proxy, option, right of first refusal, community property interest; or legend, defect, impediment, exception, condition, restriction, reservation, limitation, impairment, imperfection of title; or restriction on or condition to the voting of any security, restriction on the transfer of any security or other asset, restriction on the receipt of any income derived from any security or other asset, and restriction on the possession, use, exercise or transfer of any other attribute of ownership, whether based on or arising from common law, constitutional provision, statute or contract.

     9.16 "ENTITY" means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability company, joint venture, joint stock association, estate, trust, cooperative, foundation, union, syndicate, league, consortium, coalition, committee, society, firm, company or other enterprise, association, organization or entity of any nature, other than a Governmental Authority.

     9.17 "EXERCISE NOTICE" shall have the meaning set forth in SECTION 1.6(B).

     9.18 "EXERCISE PRICE" shall have the meaning set forth in SECTION 1.6(C).

     9.19 "EXERCISE PRICE ADJUSTMENT" shall mean an amount equal to the profit or loss of the business of Seller (after payment or accrual of all Taxes and appropriate reserves) for the period from April 30, 1996 through October 31, 1996, calculated in a manner consistent with generally accepted accounting principles, as approved by Buyer in its reasonable discretion. If the Exercise Price Adjustment is a positive amount, the amount of the Exercise Price shall be increased by such amount. If the Exercise Price Adjustment is a negative amount, the amount of the Exercise Price shall be decreased by such amount.

     9.20 "FACILITY" shall have the meaning set forth in SECTION 1.3(B).

     9.21 "GOVERNMENTAL AUTHORITY" means any Australian national, state, territorial or local governmental authority or semi-governmental authority, any foreign governmental authority, the United States of America, any State of the United States, any local authority and any political subdivision of any of the foregoing, any multi-national organization or body, any agency, department, commission, board, bureau, court or other authority thereof, or any quasi-governmental or private body exercising, or purporting to exercise, any executive, legislative, judicial, administrative, police, regulatory or taxing authority or power of any nature.

     9.22 "GOVERNMENTAL AUTHORIZATION" means any permit (including without limitation any Environmental Permit), license, franchise, approval, certificate, consent, ratification, permission, confirmation, endorsement, waiver, certification, registration, transfer, qualification or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Legal Requirement.

     9.23 "INTELLECTUAL PROPERTY" means any and all trademarks, tradenames, service marks, patents, copyrights (including any registrations, applications, licenses or rights relating to any of the foregoing), technology, trade secrets, inventions, know-how, names, logos, artwork, designs, discoveries, computer programs, software products and related source code and documentation, processes, and all other intangible assets, properties and rights.

     9.24 "INTELLECTUAL PROPERTY ASSETS" shall mean all Intellectual Property of Seller, including, without limitation, all Intellectual Property necessary to or currently utilized in Seller's business.

     9.25 "INTELLECTUAL PROPERTY PURCHASE AGREEMENT" shall have the meaning set forth in SECTION 1.6.

     9.26 "KILAT" means Kilat Holding Pty. Limited ACN 003-982-616, a limited company organized under the laws of Australia.

     9.27 "KNOWLEDGE" or "KNOWN" - An individual shall be deemed to have "knowledge" of or to have "known" a particular fact or other matter if such individual is actually aware of such fact or other matter. An Entity shall be deemed to have "knowledge" of or to have "known" a particular fact or other matter if any individual who is serving or who has at any time served as an officer, director, member, manager, trustee, or shareholder of such Entity (or in any similar capacity) has, or at any time had, knowledge of such fact or other matter.

     9.28 "LEGAL REQUIREMENT" means any law (including without limitation any Environmental Laws), statute, ordinance, decree, requirement, Order, treaty, proclamation, convention, rule or regulation (or interpretation of any of the foregoing) of, and the terms of any Governmental Authorization issued by, any Governmental Authority.

     9.29 "LENDER" shall have the meaning set forth in SECTION 1.3(b).

     9.30 "LIABILITY" means any debt, obligation, duty or liability of any nature (including any unknown, undisclosed, unfixed, unliquidated, unsecured, unmatured, unaccrued, unasserted, contingent, conditional, inchoate, implied, vicarious, joint, several or secondary liability), regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with generally accepted accounting principles.

     9.31 "LOAN" shall have the meaning set forth in SECTION 1.3(b).

     9.32 "LOAN DOCUMENTS" means all documents executed in connection with the establishment and maintenance of the Facility and any security interest associated therewith, including, without limitation, the promissory note and [FIXED CHARGE] described in SECTION 1.3(b).

     9.33 "LOSS" means any loss, damage, injury, harm, detriment, decline in value, lost opportunity, Liability, exposure, claim, demand, cost of any Proceeding, settlement, judgment, award, punitive damage award, fine, penalty, Tax, fee, charge, cost or expense (including, without limitation, costs of attempting to avoid or in opposing the imposition thereof, interest, penalties, costs of preparation and investigation, and the fees, disbursements and expenses of attorneys, accountants and other professional advisors).

     9.34 "OPTION" shall have the meaning set forth in RECITAL C.

     9.35 "OPTION CLOSING" shall have the meaning set forth in SECTION 1.4.

     9.36 "OPTION CONSIDERATION" shall have the meaning set forth in
SECTION 1.3.

     9.37 "OPTION PURCHASE PAYMENT" shall have the meaning set forth in
SECTION 1.3(a).

     9.38 "OPTION TERM" shall have the meaning set forth in SECTION 1.6(a).

     9.39 "ORDER" means any order, judgment, injunction, edict, decree, ruling, pronouncement, determination, decision, opinion, sentence, subpoena, consent decree, writ or award issued, made, entered or rendered by any court, administrative agency or other Governmental Authority or by any arbitrator.

     9.40 "ORDINARY COURSE OF BUSINESS" means an action taken by a Person if:

          (a) such action is recurring in nature, is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

          (b) the aggregate monetary amount associated with such action (or any series of related actions) is less than Twenty Five Thousand Dollars ($25,000), unless prior to taking such action, Seller obtains from Buyer written consent to the taking of such action; and

          (c) such action is similar in nature and magnitude to actions customarily taken, without any separate or special authorization, in the ordinary course of the normal day-to-day operations of other persons that are in the same line of business as such Person.

     9.41 "PERSON" means any individual, Entity or Governmental Authority.

     9.42 "PROCEEDING" means any action, suit, litigation, arbitration, lawsuit, claim, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination, investigation, challenge, controversy or dispute commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or any arbitrator.

     9.43 "PROPRIETARY INFORMATION" shall have the meaning set forth in
SECTION 6.2.

     9.44 "PURCHASE AGREEMENTS" shall refer collectively to the Asset Purchase Agreement, the Intellectual Property Purchase Agreement and the Deed of Restraint of Trade.

     9.45 "SELLER" means Australian Software Innovations (Services) Pty. Ltd ACN 050-053-355, a limited company organized under the laws of Australia.

     9.46 "SELLER'S INDEMNIFIED PERSONS" shall have the meaning set forth in
SECTION 7.2.

     9.47 "SHAREHOLDERS" refers collectively to Eng Lee and Mary Lee, in their individual capacities.

     9.48 "SPIRE COMMON STOCK" shall mean the Common Stock, $.25 par value, of Buyer.

     9.49 "TAX" means any federal, national, state, territorial, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, environmental, customs duties, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, fringe benefits, or other tax or assessment of any nature whatsoever, including, without limitation, any customs duty, municipal rates, stamp duties and all other charges and levies which may be imposed by a Governmental Authority (including any interest, penalties and additions thereto that may arise in connection therewith), whether disputed or not.

     9.50 "TAX RETURNS" means any return (including any information return), report, statement, declaration, schedule, notice, notification, form, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.

"BUYER:"

SPIRE INTERNATIONAL CORP., a Utah corporation

By:   ____________________________________

Its: _____________________________________

"SELLER:"

THE COMMON SEAL of AUSTRALIAN SOFTWARE
INNOVATIONS (SERVICES) PTY. LTD
ACN 050-053-355, a limited company organized under the laws of Australia was hereunto affixed in accordance with its articles of association in the presence of:

_________________________________       ____________________________________
Signature of Director                   Signature of Director/Secretary

_________________________________       ____________________________________
Print Name                              Print Name

_________________________________       ____________________________________
Office Held                             Office Held

"KILAT:"

THE COMMON SEAL of KILAT HOLDINGS PTY.
LIMITED ACN 003-982-616, a limited
company organized under the laws of Australia was hereunto affixed in accordance with its articles of association in the presence of:

_________________________________       ____________________________________
Signature of Director                   Signature of Director/Secretary

_________________________________       ____________________________________
Print Name                              Print Name

_________________________________       ____________________________________
Office Held                             Office Held

"SHAREHOLDERS:"

_________________________________       ____________________________________
Eng Lee, individually                   Mary Lee, individually

                                  EXHIBIT A

                                     TO

                              OPTION AGREEMENT


 DESCRIPTION OF ASSETS (INCLUDING SELLER'S BALANCE SHEET DATED APRIL 30, 1996)


                                  Attached

              AUSTRALIAN SOFTWARE INNOVATIONS SERVICES PTY LTD

    Reconciliation for "Purchase Price Adjustment" under Option Agreement

A.S.I.S. - BALANCE SHEET AS AT 30TH APRIL 1996


                                                                                    Items
                                                                   Exempt        subject to
                                                                   Items       Reconciliation
                                                                 -----------   --------------
ASSETS
Cash on Hand                                          302.00                         302.00
Trade Receivables                                 125,299.46                     125,299.46
Less Unearned Income
 in Debtors                                       (36,631.73)                    (36,631.73)
Sundry Debtors
 (Reimbursements
 due from Spire)                                    1,597.40                       1,597.40
Loans to Associated
 Parties                                          262,364.71     262,364.71
Term Deposit-Bank                                   3,000.00                       3,000.00
Rental Bond/Deposit                                   840.00                         840.00
Loans due from
 S.1 (UK)                                          26,748.92      26,748.92
Loans to Related
 Companies                                        271,777.92     271,777.92
Plant & Equipment
 (at cost)                        356,896.82                                     356,896.82
Less Accumulated
 Depreciation                    (145,492.00)                                   (145,492.00)
Motor Vehicles                    237,055.00                                     237,055.00
Less Accumulated
 Depreciation                     (79,130.00)     157,925.00                     (79,130.00)
                                                ------------      ----------    -----------
                                                1,024,628.50      560,891.55     463,736.95

LIABILITIES
Bank Overdraft                                      2,616.30                       2,616.30
Trade Creditors                                    36,229.08                      36,229.08
Hire Purchase-Current                              76,618.86                      76,618.86
PAYE taxes & Super'n                               17,141.62                      17,141.62
Provision-Staff Leave                              13,515.00                      13,515.00
Provision-Income Tax                               (1,157.81)                     (1,157.81)
Accrual for Unearned Income                       123,198.19                     123,198.19
Hire Purchase Creditors-N/C                       194,729.12                     194,729.12
                                                ------------      ----------    -----------
                                                  462,890.36            0.00     462,890.36

NET ASSETS                                        561,738.14      560,891.55         846.59
                                                ------------      ----------    -----------
                                                ------------      ----------    -----------

Notes:

1. Purchase Price Adjustment shall be calculated from the above Net Asset position of $846.59 by:

    (a) adjusting for any after tax profits or (losses) derived up to 31st October 96
    (b) adjusting for any movements in the above "Exempt items" accounts through to the exercise closing date (from this point on Lee's personal drawings are limited under the option agreement)
    (c) adjusting for any dividend payments made by the company to its shareholders

2. The above items are not necessarily those subject to actual transfer on exercise of the option agreement but are just used for purposes of the reconciliation of the "Purchase Price Adjustment". A further schedule will be prepared detailing which assets of ASI are subject to transfer and what liabilities attach to those assets (including items both on and off the balance sheet & accounts).

               AUSTRALIAN SOFTWARE INNOVATIONS SERVICES PTY LTD
                             A.C.N. 050 053 355
                               BALANCE SHEET
                            AS AT 30 APRIL, 1996

                                                   1996                1995
                                                     $                   $
CURRENT ASSETS

Cash                              Note 2            302.00              252.00
Receivables                       Note 3        352,629.84          426,934.55
Other                             Note 4          3,840.00                -.
                                                ----------          ----------

Total current assets                            356,771.84          427,186.55

NON CURRENT ASSETS
Receivables                       Note 3        271,777.92          177,266.55
Property, plant & equipment       Note 5        369,329.82          346,311.00
                                                ----------          ----------

Total non-current assets                        641,107.74          523,577.55

TOTAL ASSETS                                    997,879.58          950,764.10

CURRENT LIABILITIES

Creditors and borrowings          Note 6        132,605.86          199,887.35
Provisions                        Note 7         12,357.19            5,000.00
Other                             Note 8         96,449.27          121,614.46
                                                ----------          ----------

Total current liabilities                       241,412.32          326,501.81

NON CURRENT LIABILITIES

Creditors and borrowings          Note 6        194,729.12          210,635.19
                                                ----------          ----------
Total non-current liabilities                   194,729.12          210,635.19

Total liabilities                               436,141.44          537,137.00

NET ASSETS                                      561,738.14          413,627.10
                                                ----------          ----------
                                                ----------          ----------

SHAREHOLDERS' EQUITY

Share capital                                         2.00                2.00

Retained profits                                561,736.14          413,625.10
                                                ----------          ----------

TOTAL SHAREHOLDERS' EQUITY                      561,738.14          413,627.10
                                                ----------          ----------
                                                ----------          ----------




------------------------------------------------------------------------------
Unaudited. To be read in conjunction with the Accountants Disclaimer.

                                    EXHIBIT B

                                       TO

                                OPTION AGREEMENT


                             FORM OF PROMISSORY NOTE




U.S. $ 200,000                                         Dated:  November 4, 1996


     FOR VALUE RECEIVED, the undersigned, AUSTRALIAN SOFTWARE INNOVATIONS (SERVICES) PTY LTD. a limited company organized under the laws of Australia ("BORROWER"), promises to pay to SPIRE INTERNATIONAL CORP., a Utah corporation ("LENDER"), or order, at 311 North State Street, Orem, Utah 84057, or such other place as Lender may designate, in lawful money of the United States of America, the principal sum of Two Hundred Thousand Dollars ($200,000), or, if less, the aggregate unpaid principal amount of all advances made by Lender to Borrower in accordance with the provisions of this Note and an Option Agreement of even date herewith executed by Borrower and Lender, among other parties (the "OPTION AGREEMENT"), together with interest from the dates set forth herein on the unpaid principal, payable at the times and in the manner set forth below.

     1. This Note is made by Borrower pursuant to the terms of the Option Agreement and all amounts advanced by Lender to Borrower pursuant to the Option Agreement shall be repaid in accordance herewith.

     2. Subject to the provisions of Paragraph 5, interest shall accrue on the unpaid principal balance outstanding under this Note from time to time at the rate of Eighteen Percent (18%) per annum.

     3. Principal and interest which is provided for in the preceding Paragraph shall be paid in full on August 10, 1997 (the "MATURITY DATE"). On the Maturity Date, the entire then-remaining unpaid principal balance of principal, accrued interest and all other fees and charges required by this Note shall be due and payable in full. Interest shall accrue based upon a year of 360 days.

     4. This Note may be prepaid in full or in part at any time without the consent of Lender. Each payment under this Note shall be applied first to late charges, second to interest, and any balance shall be applied to reduction of unpaid principal.

     5. (a) Notwithstanding the provisions of Paragraph 2, if the payment described in Paragraph 3 is paid in full on or before the Maturity Date and no "Event of Default" (as such term is defined in that certain Fixed Charge of even date herewith executed by Borrower in favor of Lender (the "Fixed Charge") has occurred, interest payable on this Note shall accrue on the principal balance outstanding under this Note from time to time at the rate of Eight Percent (8%) per annum.

          (b) If an Event of Default occurs prior to Borrower's payment in full of all amounts owing under this Note or the amounts described in Paragraph 3 are not paid in full on or before the Maturity Date, the entire unpaid principal balance, together with all accrued but unpaid interest and all fees and charges required by this Note, shall, at the option of the holder hereof, at once become due and payable without notice (time being of the essence hereof). Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default, event or circumstance giving rise to such right of acceleration.

     6. Notwithstanding any other provision contained in this Note or in any agreement, document or instrument related to the transaction of which this Note is a part: (a) the rates of interest and charges and the payments provided for herein and therein shall in no event exceed the rates and charges and the payments which result in interest being charged at a rate equalling the maximum allowed by law; and (b) if, for any reason whatsoever, the holder hereof ever receives as interest (or as a charge in the nature of interest) in connection with the transaction of which this Note is a part an amount which would result in interest being charged at a rate exceeding the maximum allowed by law, such amount or portion thereof as would otherwise be excessive interest shall automatically be applied toward reduction of the unpaid principal balance then outstanding hereunder and not toward payment of interest (or toward payment of a charge in the nature of interest).

     7. In the event that (a) any payment under this Note is not made at the time and in the manner required, or (b) the holder hereof exercises its right to accelerate the maturity of the obligations hereunder, the undersigned agrees to pay any and all costs and expenses (regardless of the particular nature thereof and whether incurred before or after the initiation of suit or before or after judgment) which may be incurred by the holder hereof in connection with the enforcement of any of its rights under this Note, including, without limitation, court costs and attorneys' fees.

     8. The undersigned, sureties, guarantors and endorsers hereof severally waive presentment for payment, demand, protest and notice of dishonor of this Note, and consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this Note, and to the release of any security, or any part thereof, with or without substitution.

     9. This Note is made and given pursuant to the terms of the Option Agreement and is secured by, and entitled to the benefits of, the Fixed Charge.

     10. This Note shall be governed by and construed in accordance with the laws of the New South Wales, Australia without reference to choice of law rules.

                    "BORROWER"

                    AUSTRALIAN SOFTWARE INNOVATIONS (SERVICES) PTY
                    LTD, ACN 050-053-355,
                         a limited company organized under the laws of Australia


                    By:  ______________________________________________________


                    Its: ______________________________________________________

                                    EXHIBIT C

                                       TO

                                OPTION AGREEMENT


                              FORM OF FIXED CHARGE


                              [Not Filed Herewith]

                                    EXHIBIT D

                                       TO

                                OPTION AGREEMENT


                              INTELLECTUAL PROPERTY



                              [Not Filed Herewith]

                                    EXHIBIT E

                                       TO

                                OPTION AGREEMENT


                          FORM OF STATUTORY DECLARATION



                              [Not Filed Herewith]

                                    EXHIBIT F

                                       TO

                                OPTION AGREEMENT


                        FORM OF ASSET PURCHASE AGREEMENT




                                   [Attached]

                            ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                     SENTO TECHNICAL INNOVATION CORPORATION,

                          KILAT HOLDINGS PTY. LIMITED,

               AUSTRALIAN SOFTWARE INNOVATIONS (SERVICES) PTY LTD,

                                       AND

                       ENG LEE AND MARY LEE, INDIVIDUALLY


                             ________________, 199__

                            ASSET PURCHASE AGREEMENT


     THIS ASSET PURCHASE AGREEMENT (this "AGREEMENT") is entered into in Orem, Utah effective as of the ____ day of ________________, 199__, by and among Sento Technical Innovations Corporation, a Utah corporation (the "BUYER"), Australian Software Innovations (Services) Pty. Ltd ACN 050-053-355, a limited company organized under the laws of Australia (the "SELLER"), Kilat Holdings Pty. Limited ACN 003-982-616, a limited company organized under the laws of Australia ("KILAT"), and Eng Lee and Mary Lee (collectively, the "SHAREHOLDERS"), individually.

                                    RECITALS

          1. Pursuant to an Option Agreement (the "OPTION AGREEMENT") dated as of the 10th day of September, 1996 between Buyer, Seller, Kilat and the Shareholders, Seller granted to Buyer and its nominee, Centerpost, an option (the "OPTION") to purchase the Assets and the Intellectual Property Assets, Kilat and the Shareholders agreed to facilitate Buyer's purchase of Assets and Seller, Kilat and the Shareholders agreed to execute the Deed of Restraint of Trade.

     A. Eng Lee is the Managing Director of Seller, Kilat owns all of the issued and outstanding shares of the capital stock of Seller and the Shareholders own all of the issued and outstanding shares of the capital stock of Kilat.

     B. Buyer has elected pursuant to Section 1.6 of the Option Agreement to exercise the Option with respect to the Assets and the Intellectual Property Assets.

     C. Buyer desires to purchase the Assets and the Intellectual Property Assets from Seller, and Seller is obligated pursuant to the Option Agreement to sell the Assets and the Intellectual Property Assets to Buyer, in accordance with the terms and conditions of the Option Agreement. All capitalized terms used herein without definition shall have the meanings set forth in ARTICLE 9.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the respective representations, warranties and covenants contained herein and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, Buyer, Seller, Kilat and the Shareholders hereby agree as follows:

                                    ARTICLE 1
                 SALE OF ASSETS; ADDITIONAL AGREEMENTS; CLOSING

     1.1 ACQUISITION. Subject to the terms and conditions of the Transaction Agreements, at the Closing, Seller shall sell, transfer and deliver to Buyer, and Buyer shall purchase, all of Seller's right, title and interest in and to the Assets and the Intellectual Property Assets (the "ACQUISITION").

     1.2 ADDITIONAL UNDERSTANDINGS. In connection with the Acquisition, the parties hereto agree as follows:

          (a) Buyer will not, pursuant to this Agreement, acquire any property of Seller other than the Assets except as specifically set forth in this Agreement or the Intellectual Property Assets to be acquired by Buyer from Seller pursuant to the terms of the Intellectual Property Purchase Agreement; nor will Buyer assume or be bound by any contract or agreement other than the Contracts and the Deed of Restraint of Trade (PROVIDED, HOWEVER, that Buyer shall not assume any obligation of Seller thereunder); nor will Buyer assume any other debt, claim, Liability, Tax, judgment or obligation whatsoever of Seller except for those obligations under the Contracts to be performed after the Closing Date. Except as set forth on EXHIBIT B, Buyer will not recognize or assume any obligations of Seller to employees of Seller or any collective bargaining agreements between Seller and any labor organizations. Except as set forth on EXHIBIT B, Buyer will not assume or be obligated to pay any debts, obligations, responsibilities, Liabilities, claims, damages, judgments or settlements arising from any such labor contracts or agreements or any other employment-related matter involving Seller.

          (b) In connection with the Acquisition, Seller, Kilat and each of the Shareholders shall, from the date of this Agreement until the Closing Date, afford Buyer's employees, auditors, legal counsel and other authorized representatives reasonable access to the properties, records and personnel of Seller in order to inspect, investigate and audit the Assets, the Intellectual Property Assets and the operations and business of Seller.
Buyer agrees to conduct any such inspection, investigation or audit in a reasonable manner, during regular business hours, so as not to disrupt the normal functioning of Seller's business. Seller, Kilat and the Shareholders agree to cooperate fully with Buyer and to make Seller's books and records, the Assets, the Intellectual Property Assets and the employees of Seller available to Buyer as reasonably required by Buyer in order for Buyer to complete its due diligence in a timely fashion.

          (c) The parties agree to allocate those portions of the Purchase Price attributable to various components of the Assets for all purposes (including accounting and tax purposes) in accordance with the allocation schedule (the "ALLOCATION SCHEDULE") set forth on EXHIBIT C.

          (d) Except as set forth on EXHIBIT B, Buyer will not have any obligation for, and the parties specifically understand and acknowledge that Buyer will not be assuming any responsibility for or liability under any Employee Benefit Plan of Seller. Except as set forth on EXHIBIT B, Buyer does not and shall not recognize or assume any Liability with respect to any Employee Benefit Plan of Seller, nor shall the inclusion by Buyer, or an Affiliate of Buyer, of a former employee of Seller in an Employee Benefit Plan of Buyer or an Affiliate of Buyer, be deemed to constitute the adoption or continuation by Buyer of any Employee Benefit Plan of Seller except as set forth on EXHIBIT B.

          (e) Seller, Kilat and the Shareholders covenant and agree that they will do all acts and execute or cause Seller to execute all such documents as are necessary to cause the name of Seller to be changed as of the Closing Date to a name that does not include the words "Australian Software Innovations" or the acronym "ASI" or any similar name and will on or before the Closing Date deliver to Buyer appropriate signed notices to the Australian Securities Commission having such effect and all other materials reasonably requested by Buyer in connection therewith, together with all filing fees payable in respect of lodging such notices. Seller, Kilat and the Shareholders consent to Buyer causing a company controlled by Buyer or its Affiliates to change its name to Australian Software Innovations Pty Limited on or after the Closing Date.

          (f) Pursuant to the Option Agreement, Buyer has elected to acquire, as part of the Acquisition, the rights of Seller under the Contracts. In connection with Buyer's acquisition of Seller's rights under the Contracts, Buyer agrees to assume all of Seller's obligations under the Contracts which arise on or after the Closing Date.

     1.3 PURCHASE PRICE. The price to be paid by Buyer for the purchase of the Assets (the "PURCHASE PRICE") shall be Seven Hundred Fifty Thousand Dollars ($750,000).

     1.4 PAYMENT OF PURCHASE PRICE. Payment of the Purchase Price shall be made by Buyer to Seller as follows:

          (a) Seller acknowledges the receipt of cash in the amount of One Hundred Thirty Thousand Dollars ($130,000) (the "OPTION PURCHASE PAYMENT") paid by Buyer in conjunction with the execution and delivery of the Option Agreement. At the Closing, Seller shall credit the full amount of the Option Purchase Payment against Buyer's payment of the Purchase Price.

          (b) At the Closing, Buyer shall pay to Seller Two Hundred Seventy Thousand Dollars ($270,000), in the form of cash, certified funds or wire transferred funds, with the transfer of such funds to be initiated by Buyer within twenty-four hours of the Closing; provided, however, that such amount shall be adjusted by an amount equal to the Exercise Price Adjustment pursuant to SECTION 1.6 of this Agreement.

          (c) At the Closing, Buyer shall issue and deliver to Seller Eighty Seven Thousand Five Hundred (87,500) shares of Sento Common Stock; provided, however, that if at any time prior to the Closing the Company effects a reclassification, change, subdivision or combination of the Sento Common Stock or pays to the holders of Sento Common Stock a dividend payable in shares of Sento Common Stock, the number os shares of Sento Common Stock to be issued and delivered to Seller pursuant to this SECTION 1.4(B) shall be adjusted proportionately.

     1.5 CLOSING. Upon satisfaction or waiver of the conditions to Closing contained in ARTICLE 4 and ARTICLE 5 hereof, the parties hereto agree to close the Acquisition contemporaneously with the consummation of the transactions described in the Intellectual

Property Purchase Agreement and the Deed of Restraint of Trade (the "CLOSING"). The Closing shall take place at the principal offices of Buyer, or such other place as may be agreed to by the parties, on the date agreed to by the parties, but in all events on or before thirty (30) days from the date hereof. It is the intent of the parties to consummate the Closing as soon as possible after the execution of this Agreement. The parties agree to use their good faith and reasonable efforts to close the Acquisition as soon as possible and to cooperate fully with each other to complete the Closing.

     1.6  CLOSING DELIVERIES.

          (a)  At the Closing, Seller shall deliver to Buyer:

               (i) A Bill of Sale transferring the Assets to Buyer, free and clear of all Encumbrances except as expressly assumed by Buyer and described on EXHIBIT B;

               (ii) An Assignment Agreement assigning to Buyer the Contracts, free and clear of all Encumbrances except as expressly assumed by Buyer and described on EXHIBIT B;

               (iii) Titles to all titled properties constituting part of the Assets being transferred by Seller to Buyer, such titles duly executed for transfer to Buyer, free and clear of all Encumbrances except as expressly assumed by Buyer and described on EXHIBIT B;

               (iv) Complete and accurate Disclosure Schedules;

               (v) An executed subscription agreement, substantially in the form of EXHIBIT D, acceptable to Buyer in its discretion;

               (vi) An executed registration rights agreement, substantially in the form of EXHIBIT E, acceptable to Buyer in its discretion;

               (vii) An executed employment agreement, substantially in the form of EXHIBIT F, acceptable to Buyer in its discretion;

               (viii) An executed Intellectual Property Purchase Agreement, substantially in the form of EXHIBIT G, acceptable to Buyer in its discretion;

               (ix) An executed Deed of Restraint of Trade, substantially in the form of EXHIBIT H, acceptable to Buyer in its discretion;

               (x) Such other documents, including certificates of independent legal advice and appropriate statutory declarations, as may be required by the Transaction Agreements, or the Intellectual Property Purchase Agreement or reasonably requested by Buyer to carry out the transactions contemplated hereby or thereby; and

               (xi) Possession of the Assets.

          (b)  At the Closing, Buyer shall deliver to Seller:

               (i) Subject to the Purchase Price Adjustment, the amount of Three Hundred Seventy Thousand Dollars ($370,000) in the form of cash, certified funds or wire transferred funds, with the transfer of such funds to be initiated by Buyer within twenty-four hours of the Closing;

               (ii) Certificates evidencing Eighty Seven Thousand Five Hundred (87,500) shares of Sento Common Stock (or such other amount as shall be determined pursuant to SECTION 1.4(c)

               (iii) An executed subscription agreement, substantially in the form of EXHIBIT D, acceptable to Buyer in its discretion;

               (iv) An executed registration rights agreement, substantially in the form of EXHIBIT E, acceptable to Buyer in its discretion;

               (v) An executed employment agreement, substantially in the form of EXHIBIT F, acceptable to Buyer in its discretion;

               (vi) An executed Intellectual Property Purchase Agreement, substantially in the form of EXHIBIT G, acceptable to Buyer in its discretion;

               (vii) An executed Deed of Restraint of Trade, substantially in the form of EXHIBIT H, acceptable to Buyer in its discretion;

               (viii) An Assignment Agreement accepting assignment to Buyer of all Seller's rights under the Contracts and assuming the obligations arising under the Contracts to be performed after the Closing Date; and

               (ix) Such other documents, including officers' certificates, as may be required by the Transaction Agreements, or as reasonably requested by Seller to carry out the transactions contemplated hereby.

     1.7 PAYMENT OF TAXES; STAMP DATA. Seller shall pay any and all Taxes payable to Governmental Authorities of the Commonwealth of Australia or any political subdivision thereof which are related in any manner to the grant and exercise of the Option or the execution and performance of the Transaction Agreements, including, without limitation, the full amount of any stamp duty payable to Governmental Authorities of the Commonwealth of Australia or any political subdivision thereof. Seller, Kilat and each of the Shareholders shall jointly and severally indemnify, defend and hold harmless Buyer from any and all Tax liabilities associated with the grant and exercise of the Option and the execution and performance of the Transaction Agreements. To facilitate Seller's performance of the obligations set forth in this SECTION 1.7, at the Closing Buyer shall withhold from the Purchase Price an amount equal to _______________ Australian Dollars (AUS $__________), representing the estimated amount of Taxes payable in connection with the execution and performance of the Transaction Agreements. The amount so withheld by Buyer shall be paid to ____________________ to be held in trust by ______________ and released solely for the purpose of fulfilling Seller's Tax obligations under the terms of this SECTION 1.7.

                                    ARTICLE 2
                    REPRESENTATIONS AND WARRANTIES OF SELLER,
                           KILAT AND THE SHAREHOLDERS

     Except as otherwise indicated, Seller, Kilat and each of the Shareholders jointly and severally represent and warrant to Buyer that the following representations and warranties are true, correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date:

     2.1 AUTHORITY. Seller, Kilat and each of the Shareholders have the absolute and unrestricted right, power, authority and capacity to execute and deliver the Transaction Agreements, as applicable, to perform his, her or its obligations thereunder and to consummate the transactions contemplated thereby. This Agreement has been, and each of the Transaction Agreements will be, when executed, duly and validly executed and delivered by Seller, Kilat and each of the Shareholders, and each of the Transaction Agreements, as applicable, constitutes, or will, when executed, constitute, the legal, valid and binding agreement of Seller, Kilat and each of the Shareholders, enforceable against Seller, Kilat and each of the Shareholders in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally.

     2.2 ORGANIZATION, EXISTENCE AND GOOD STANDING OF SELLER AND KILAT. Seller is a limited company duly organized, validly existing and in good standing under the laws of Australia and has full power and authority to carry on its business as now being conducted, to own and operate its properties and assets, and to perform all its obligations under the Transaction Agreements and the Contracts. Kilat is a limited company duly organized, validly existing and in good standing under the laws of Australia and has full power and authority to carry on its business as now being conducted, to own and operate its properties and assets, and to perform all its obligations under the Transaction Agreements.

     2.3 CONSENTS AND APPROVALS; NO VIOLATION. Except as set forth in the Disclosure Schedules, neither the execution and delivery of the Transaction Agreements, the consummation of the transactions contemplated thereby, nor the compliance by Seller and Kilat with any of the provisions thereof will, as of the Closing Date, (I) conflict with or violate any provision of the Memorandum and Articles of Association or other charter or governing documents of Seller or Kilat, respectively, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, contract, agreement, commitment, bond, mortgage, indenture, license, lease, pledge agreement or other instrument or obligation to which Seller or Kilat is a party or by which Seller or Kilat or any of their respective properties or assets may be bound, including, without limitation, any other agreement with respect to the sale by Seller of any of its properties or assets, (iii) to the best knowledge of Seller, Kilat and the Shareholders, violate or conflict with any provision of any Legal Requirement binding upon Seller or Kilat, or (iv) to the best knowledge of Seller, Kilat and the Shareholders, result in, or require, the creation or imposition of, any Encumbrance upon or with respect to any properties of Seller or Kilat, including, without limitation, the Assets or the Intellectual Property Assets, or impair the ability of Seller, Kilat or the Shareholders to carry out their respective obligations under the Transaction Agreements.

     2.4 BOOKS AND RECORDS. The books of account and other business records of Seller regarding the Assets and the business and operations of Seller have all been made available to Buyer and such books and records are complete and correct with regard to the matters which are the subject of the Transaction Agreements.

     2.5 ABSENCE OF UNDISCLOSED LIABILITIES. Except as and to the extent fully disclosed in writing to Buyer in the Disclosure Schedules, as of the Closing Date, Seller will have no Liabilities, including, without limitation, any Liabilities resulting from failure to comply with any Legal Requirement applicable to Seller, its business or operations, the Assets or the Intellectual Property Assets due or to become due and whether incurred in respect of or measured by the income or sales of Seller for any period or arising out of any transactions entered into, or any state of facts existing, on or before the Closing Date which could, as of or after the Closing Date, materially adversely affect Seller's business or operations, the Assets or the Intellectual Property Assets, give rise to an Encumbrance against the Assets or the Intellectual Property Assets or materially adversely affect Seller's ability to carry out the transactions contemplated by the Transaction Agreements.

     2.6 ABSENCE OF CHANGES. Between the date of this Agreement and the Closing Date, there will not have been (I) any material adverse change, or any event, condition or contingency that is likely to result in a material adverse change in the condition of Seller's business or operations, the Assets or the Intellectual Property Assets; (ii) any damage, destruction or loss, whether covered by insurance or not, materially and adversely affecting Seller's business or operations, the Assets or the Intellectual Property Assets; (iii) any termination or receipt of notice of termination of one or more of the Contracts; (iv) any dispute or any other occurrence, event or condition of any character, which reasonably could be anticipated to give rise to a legal or administrative action or to a material adverse change affecting the Assets or the Intellectual Property Assets or Seller's ability to carry out its obligations hereunder; or (v) any agreement to do any of the foregoing.

     2.7 CONTRACTS. Except as set forth on the Disclosure Schedules or as otherwise described in this Agreement:

          (a) Complete and accurate copies, including all amendments, of the Contracts have been delivered to Buyer.

          (b) All of the Contracts are in full force and effect and are valid and enforceable in accordance with their terms, there are no material defaults thereunder or breaches thereof, and no condition exists or event has occurred which, with notice or lapse of time or both, would constitute a default thereunder.


          (c) Seller has the right to assign its rights and obligations under the Contracts to Buyer, and such assignment will not result in a default, breach or right of termination thereunder.

          (d) Set forth in the Disclosure Schedules is a complete and accurate description of all obligations or commitments of Seller with respect to any asset of any nature whatsoever that is used in whole or in part for the personal use or benefit of any shareholder, officer, director or employee of Seller or any Affiliate thereof.

     2.8  PERSONAL PROPERTY.

          (a) Except as set forth in the Disclosure Schedules, there is no asset, property, right or interest of any nature whatsoever necessary to or currently utilized in the operation of Seller's business which is not included in the Assets or the Intellectual Property Assets and Buyer has been given, pursuant to the Option, an opportunity to acquire all of such assets, properties, rights and interests.

          (b) Seller has made available to the Buyer true, correct and complete copies of all material contracts, agreements, mortgages, leases and commitments relating to or affecting any interest in the Assets or the Intellectual Property Assets.

          (c) Other than the Contracts, there are no agreements, whether verbal or written, affecting any of the Assets or the Intellectual Property Assets which have not been disclosed in writing to Buyer. Other than the Contracts or as authorized by Buyer in writing prior to the Closing, all such agreements affecting the Assets or the Intellectual Property Assets will be terminated prior to or at the Closing.

     2.9 TITLE TO ASSETS AND RELATED MATTERS. Seller owns all of the Assets and Intellectual Property Assets free and clear of all Encumbrances and the claims or rights of any other party. Seller has the power, authority and right to sell the Assets and Intellectual Property Assets to Buyer free and clear of any Encumbrances.

     2.10 COMPLIANCE WITH LAWS. Seller is in compliance with all Legal Requirements applicable to the ownership of the Assets and the Intellectual Property Assets and the operation of its business where the failure so to comply would have a material adverse effect on Seller's ability to carry out its obligations under the Transaction Agreements, or the ability of Buyer to carry on the business operations related to the Assets or the Intellectual Property Assets after the Closing, and Seller does not have any basis to expect, nor has it received, any Order, notice, or other communication from any Governmental Authority of any alleged, actual, or potential violation and/or failure to comply with any such Legal Requirement, except as disclosed on the Disclosure Schedules.

     2.11 LITIGATION. Except as set forth in the Disclosure Schedules, (i) neither Seller, Kilat nor either of the Shareholders is subject to any Order in which relief is sought involving, affecting, or relating to the ownership, operation, or use of the Assets or the Intellectual Property Assets, the operation of Seller's business or the matters covered by the Transaction Agreements which would prevent, delay, or make illegal the transactions contemplated by the Transaction Agreements, (ii) there are no Proceedings pending or threatened against, involving, affecting, or relating to Seller, Kilat or either of the Shareholders, the operation of Seller's business or to Seller's ownership, operation or use of the Assets or the Intellectual Property Assets before any arbitrator or Governmental Authority, and (iii) to the best knowledge of Seller, Kilat and each of the Shareholders, there exist no facts to serve as a basis for the institution of any Proceeding against Seller, Kilat, either of the Shareholders or any of the Assets or Intellectual Property Assets which would prohibit or adversely affect the Assets or the Intellectual Property Assets or the ability of Seller, Kilat or the Shareholders to carry out their respective obligations under the Transaction Agreements.

     2.12 NO BROKER'S OR FINDER'S FEES. No agent, broker, investment banker or similar Person has acted directly or indirectly on behalf of Seller in connection with the Transaction Agreements or the transactions contemplated hereby, and no Person, including Seller, Kilat or either of the Shareholders, is or will be entitled to any broker's or finder's fee or any other commission or similar fee or expense, directly or indirectly, in connection with the Transaction Agreements or the transactions contemplated thereby.

     2.13 BANKRUPTCY. Seller has not made any assignment for the benefit of creditors, filed any petition in bankruptcy, been adjudicated insolvent or bankrupt, petitioned or applied to any tribunal for any receiver, conservator or trustee of it or any of its property or assets, or commenced any proceeding under any reorganization arrangement, readjustment of debt, conservation, dissolution or liquidation law or statute or any jurisdiction; and no such action or proceeding has been commenced or threatened against Seller by any creditor, claimant, Governmental Authority or any other person.

     2.14 LABOR MATTERS.  Except as set forth in the Disclosure Schedules,

          (a) Seller has made all payments to its employees required by any Legal Requirement or any Employee Benefit Plans;

          (b) To the best knowledge of Seller, Kilat and each of the Shareholders, there has not been, and there is not presently pending or threatened, any Proceeding against Seller under any Legal Requirement governing the conditions of Seller's employment of its employees, or any basis or ground for any such claim;

          (c) Seller has not been a party to any collective bargaining agreement or other labor contract affecting the employees of Seller;

          (d) To the best knowledge of Seller, Kilat and each of the Shareholders, there has not been, and there is not presently pending or existing or threatened, any strike, slowdown, picketing, work stoppage, labor arbitration or proceeding in respect of the grievance of any employee, an application or complaint filed by an employee or union with any Governmental Authority, or organizational activity or labor dispute against or affecting the business of Seller; and

          (e) Seller has complied with all its obligations under all relevant superannuation legislation and has made all contributions required to be made in respect of its employees for their period of employment up to and including the Closing Date. Seller has established reserves and accruals (each of which is accurately set forth in the Disclosure Schedules) in amounts sufficient to satisfy all superannuation obligations in respect of its employees for their period of employment up to and including the Closing Date.

     2.15 DISCLOSURE. No representation or warranty of Seller, Kilat or the Shareholders contained in this Agreement, the Exhibits hereto, or any other Transaction Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact known to Seller, Kilat or either of the Shareholders which has specific application to Seller (other than general economic or industry conditions) and which materially and adversely affects or, so far as Seller, Kilat or either of the Shareholders can reasonably foresee, materially threatens, the Assets, the Intellectual Property Assets or the ability of Seller, Kilat or the Shareholders to carry out their respective obligations under the Transaction Agreements, which has not been set forth in this Agreement or in the Disclosure Schedules.

     2.16 TAX MATTERS. With respect to Taxes, including, without limitation, Taxes imposed by the Income Tax Assessment Act of 1936 of the Commonwealth of Australia (the "TAX ACT") and any other Australian national, state or territorial law or regulation:

     (a) Seller has lodged, or will lodge, at or before the correct time all Tax Returns required by law to be lodged on or before the Closing Date and all such Tax Returns have been, or will be, as the case may be, fully and accurately completed;

     (b) Seller has made, to the Commissioner of Taxation or the appropriate Governmental Authority a full and true disclosure of all material facts necessary for the proper assessment of Seller and each deduction, rebate or credit claimed in those Tax Returns has been properly claimed and is duly allowable;

     (c) All other necessary information, documents and notices in respect of Tax have been properly and duly submitted by Seller to all relevant Governmental Authorities in respect of Tax for all periods up to the Closing Date and will continue to be properly and duly submitted up to the Closing Date and there is no unresolved dispute with any of those authorities nor is any such dispute foreshadowed or contemplated;

     (d) All Taxes which have been assessed or imposed or are lawfully assessable upon or are payable by Seller and which are due and payable or which may become due and payable subsequent to but are referable to the period ending on the Closing Date have been paid by Seller or adequate provisions has been made for them in Seller's accounts and such provisions have been fully disclosed to Buyer; and

     (e) All obligations imposed on Seller under all laws relating to Tax have been complied with and, without limiting the generality of the foregoing, all amounts of income tax and medicare levy required by law to be deducted by Seller from salary or wages of Seller's employees (including, without limitation, Seller's directors and officers) and from prescribed payments and all amounts of withholding tax have been duly deducted and where payable to the relevant taxing authority have been duly paid.

     2.17 INSURANCE. The assets of Seller (including, without limitation, the Assets and the Intellectual Property Assets) are adequately insured by respect of the risks to which they are subject (including loss or damage by disease, fire, theft, storm and tempest) in such amounts as accord with sound business principles and such policies will not expire earlier than the Closing

Date. Seller is adequately insured against public liability in such amounts as accord with sound business principles and such policies will not expire prior to the Closing Date. Seller is adequately insured against workers' compensation liability and has complied with all respects with the legislation relating to workers' compensation in all jurisdictions where relevant. All premiums in respect of the insurance coverage referred to in this Agreement will have been paid prior to the Closing Date, Seller has complied with all the conditions of the associated policies and has not made any false or misleading statement or done or omitted to do anything which would entitle the insurers to avoid the policies or refuse to meet any claim thereunder in full other than as disclosed by Seller to Buyer in writing prior to the Closing Date. There is no fact or matter of which Seller, Kilat or the Shareholders is aware which could lead to Seller's insurance policies being vitiated or repudiated and neither Seller, Kilat nor the Shareholders will permit any such policies to lapse prior to the Closing Date, nor will Seller, Kilat or the Shareholders do or fail to do anything which will render any of Seller's insurance policies void or voidable prior to the Closing Date.

     2.18 TRADE PRACTICES. There is no agreement, arrangement or activity whether by commission or omission in which Seller has been or will be concerned which infringes or which has been or which is required to be authorized under the Trade Practices Act of 1974 of the Commonwealth of Australia or any other anti-trust legislation in relation to the Assets or the Intellectual Property Assets, including, without limitation, any Australian national, state or territorial law or regulation.

     2.19 ENVIRONMENTAL LIABILITIES. There are no Environmental Liabilities (as defined below) affecting any of Seller's business premises. There are no factors affecting any of Seller's business premises which are likely within the next twelve months to give rise to any Environmental Liability. For the purposes of this clause, the term "ENVIRONMENTAL LAW" means any planning, environmental, health, toxic, hazardous substances, dangerous goods, waste/disposal or pollution laws, regulations, orders, notices, ordinances or requirements, and the term "ENVIRONMENTAL LIABILITY" means any obligation, expense, penalty or fine under an Environmental Law which could be imposed on any occupier in possession of Seller's business premises.

                                    ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Seller, Kilat and the Shareholders as follows:

     3.1 ORGANIZATION, EXISTENCE AND GOOD STANDING. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah and has full power and authority to purchase the Assets and the Intellectual Property Assets and to carry on its intended business therewith.

     3.2 AUTHORITY. Buyer has full power and authority to execute and deliver the Transaction Agreements, to perform its obligations thereunder, and to consummate the transactions contemplated thereby. This Agreement has been, and each of Transaction Agreements will be, when executed, duly and validly executed and delivered by Buyer and each of the Transaction Agreements constitutes, as applicable, constitutes, or will, when executed, constitute, the legal, valid, and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting creditor's rights generally.

     3.3 CONSENTS AND APPROVALS; NO VIOLATION. No filing or registration with, no notice to and no Governmental Authorization, consent or approval of any Governmental Authority, creditor or other person in a contractual relationship with Buyer is necessary in connection with Buyer's execution and delivery of the Transaction Agreements, the performance of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby. Neither the execution and delivery of the Transaction Agreements, the consummation of the transactions contemplated thereby, nor the compliance by Buyer with any of the provisions thereof will, as of the Closing Date, (i) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of the Buyer's Articles of Incorporation or Bylaws, or of any note, contract, agreement, commitment, bond, mortgage, indenture, license, lease, pledge agreement or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties or assets may be bound, or (ii) violate or conflict with any provision of any Legal Requirement binding upon Buyer.

     3.4 BANKRUPTCY. Buyer has not made any assignment for the benefit of creditors, filed any petition in bankruptcy, been adjudicated insolvent or bankrupt, petitioned or applied to any tribunal for any receiver, conservator or trustee of it or any of its property or assets, or commenced any proceeding under any reorganization arrangement, readjustment of debt, conservation, dissolution or liquidation law or statute or any jurisdiction; and no such action or proceeding has been commenced or threatened against Buyer by any creditor, claimant, governmental authority or any other person.

     3.5 NO BROKER'S OR FINDER'S FEES. No agent, broker, investment banker or similar Person has acted directly or indirectly on behalf of Buyer in connection with the Transaction Agreements or the transactions contemplated thereby, and no Person, including Buyer, is or will be entitled to any broker's or finder's fee or any other commission or similar fee or expense, directly or indirectly, in connection with the Transaction Agreements or the transactions contemplated thereby.

                                    ARTICLE 4
                              CONDITIONS PRECEDENT
                           TO THE OBLIGATIONS OF BUYER

     The obligations of Buyer to consummate the transactions contemplated by the Transaction Agreements at the Closing are subject to fulfillment of the following conditions, any one or more of which may be waived in whole or in part by Buyer in the manner provided for herein.

     4.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Seller, Kilat and the Shareholders contained in the Transaction Agreements, including the Exhibits thereto, are true, correct and complete in all material respects as of the Closing Date.

     4.2 PERFORMANCE; COMPLIANCE WITH AGREEMENT. Seller, Kilat and each of the Shareholders shall have performed and complied with all obligations, agreements, covenants and conditions required by the Transaction Agreements to be performed or complied with by them on or before the Closing Date, including without limitation making all the deliveries required by
SECTION 1.6.

     4.3 AUTHORIZATION; THIRD-PARTY CONSENTS. All filings and registrations with and notices to, and each Governmental Authorization, consent or approval of, any Governmental Authority, creditor or other Person which is necessary in connection with the execution and delivery of the Transaction Agreements by Seller, Kilat and the Shareholders, the performance of their respective obligations hereunder and thereunder, or the consummation of the transactions contemplated hereby and thereby shall have been made or obtained. All corporate actions necessary to authorize the execution, delivery and performance of the Transaction Agreements by Seller and Kilat, and the consummation by Seller and Kilat of the transactions contemplated by the Transaction Agreements shall have been duly and validly taken, and Seller and Kilat shall have full right and power to sell the Assets and the Intellectual Property Assets and to perform their respective obligations upon the terms provided in the Transaction Agreements. On or prior to the Closing Date, Seller, Kilat and the Shareholders shall have furnished to the Buyer evidence of the foregoing filings, notices, consents, stipulations and assignments.

     4.4 NO MATERIAL ADVERSE CHANGE. During the period from the date of this Agreement through the Closing Date, there shall not have been any material adverse change in the Assets or the Intellectual Property Assets, and none of the events described in SECTION 2.6 shall have occurred.

     4.5 COMPLETION OF BUYER'S INVESTIGATION. Buyer shall have completed, to its sole satisfaction and at its expense, an investigation into the condition of the Assets and the Intellectual Property Assets and the business and operations of Seller. If Buyer is not satisfied with any matter revealed during its investigation, or with any matter set forth on the Disclosure Schedules, Buyer shall have the right to terminate this Agreement if notice of termination is given to the Seller, Kilat and the Shareholders prior to the Closing.

     4.6 GOOD TITLE TO BUYER. Seller shall have conveyed the Assets and the Intellectual Property Assets to Buyer, free and clear of all Encumbrances.

     4.7 ACTIONS SATISFACTORY. The form and substance of all actions, proceedings, instruments and documents required to consummate the transactions contemplated by the Transaction Agreements shall have been satisfactory in all reasonable respects to Buyer and its counsel.

                                    ARTICLE 5
                           CONDITIONS PRECEDENT TO THE
                OBLIGATIONS OF SELLER, KILAT AND THE SHAREHOLDERS

     The obligations of Seller, Kilat and the Shareholders to consummate the transactions contemplated by the Transaction Agreements at the Closing are subject to the fulfillment of the following conditions, any one or more of which may be waived in whole or in part by Seller, Kilat or the Shareholders in the manner provided for herein.

     5.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Buyer contained in the Transaction Agreements shall be true, correct and complete in all material respects as of the Closing Date.

     5.2 BUYER'S PERFORMANCE; COMPLIANCE WITH AGREEMENT. Buyer shall have performed and complied with all obligations, agreements, covenants and conditions required by the Transaction Agreements to be performed or complied with by Buyer on or before the Closing Date, including without limitation making all the deliveries required by SECTION 1.6.

     5.3 AUTHORIZATION; THIRD PARTY CONSENTS. All filings and registrations with and notices to, and each Governmental Authorization, consent or approval of, any Governmental Authority, creditor or other Person which is necessary in connection with Buyer's execution and delivery of the Transaction Agreements, the performance of its obligations thereunder, or the consummation of the transactions contemplated thereby shall have been made or obtained. All corporate action necessary to authorize the execution, delivery and performance the Transaction Agreements by Buyer and the consummation by Buyer of the transactions contemplated by the Transaction Agreements shall have been duly and validly taken, and Buyer shall have full right and power to purchase the Assets and the Intellectual Property Assets and to perform its obligations upon the terms provided in the Transaction Agreements. Buyer shall have furnished to Seller, Kilat and the Shareholders evidence of the foregoing consents and actions, if requested.

     5.4 NO MATERIAL ADVERSE CHANGE. Between the date of this Agreement and the Closing Date, there will not have been any material adverse change, or any event, condition or contingency that results in a material adverse change affecting the ability of Buyer to carry out its obligations under the Transaction Agreements.

     5.5 ACTIONS SATISFACTORY. The form and substance of all actions, proceedings, instruments and documents required to consummate the transactions contemplated by the Transaction Agreements shall have been satisfactory in all reasonable respects to Seller, Kilat and the Shareholders and their counsel.



                                    ARTICLE 6
                       ADDITIONAL COVENANTS AND AGREEMENTS

     6.1 EXPENSES. Except as otherwise expressly provided herein, each party to this Agreement shall bear its respective expenses incurred in connection with the preparation, execution and performance of the Transaction Agreements and the transactions contemplated hereby, including without limitation all fees and expenses of agents, business brokers, legal counsel, accountants, tax and financial advisors and other facilitators and advisors.

     6.2  CONFIDENTIALITY.

          (a) NON-DISCLOSURE AND USE. Each of Buyer, Seller, Kilat and the Shareholders acknowledges that, in connection with the transactions contemplated by the Option Agreement and the Transaction Agreements, each has become or may become privy to the technical, marketing and other proprietary information of another party, including, without limitation, information, material, documents and data related to such other party, to the business activities of such other party and/or to its customers, trade secrets and other proprietary information (collectively, the "PROPRIETARY INFORMATION"). Each agrees (i) to take at all times all reasonably necessary steps to safeguard the confidentiality of any Proprietary Information; (ii) not to disclose, reveal, make accessible or make available to any third Person any Proprietary Information; and (iii) not to use any Proprietary Information for such party's own benefit or for any other Person's benefit; PROVIDED, HOWEVER, that Buyer, Seller, Kilat or the Shareholders may disclose (A) Proprietary Information which at the time of the disclosure is part of the public knowledge and readily accessible to such third party and (B) Proprietary Information which is required by law to be disclosed.

          (b) RETURN. Buyer, Seller, Kilat and the Shareholders agree that if the Acquisition is not consummated, each of them will return to the other parties hereto any and all material containing or reflecting Proprietary Information.

          (c) REMEDIES. Each of Buyer, Seller, Kilat and the Shareholders acknowledges and agrees that any breach of the terms of this SECTION 6.2 would result in irreparable injury and damage to the injured party for which such party would have no adequate remedy at law; each of Buyer, Seller, Kilat and the Shareholders therefore also acknowledges and agrees that in the event of such breach or any threat of breach, the injured or threatened party shall be entitled, in addition to any other remedies to which such party may be entitled at law or in equity, to an immediate injunction and restraining order to prevent such breach and/or threatened breach by the breaching or threatening party and/or any and all persons and/or entities acting for and/or with such breaching or threatening party, without having to provide a bond or other security or to prove actual damages.

     6.3 OPERATION OF BUSINESS. Neither Seller, Kilat nor either of the Shareholders will engage in any practice, take any action or enter into any transaction outside the Ordinary Course of Business with respect to the Assets, the Intellectual Property Assets or the operation of Seller's business from the date of this Agreement until the Closing Date without the prior written consent of Buyer. Without in any manner limiting the foregoing, Seller, Kilat and the Shareholders covenant and agree that during such period,

               (i) the aggregate monthly remuneration (including, without limitation, all salary, distributions, dividends, bonuses, deferred compensation, automobile lease expense, superannuation payments and other payments) paid to or for the benefit of Kilat and the Shareholders and all Affiliates of Kilat and the Shareholders shall not exceed Sixteen Thousand Six Hundred Sixty Seven Australian Dollars (AUS $16,667), and

               (ii) Except as set forth in the Disclosure Schedules, Seller will not, and Kilat and the Shareholders will not permit Seller to, make any payment or incur any obligation with respect to any asset of any nature whatsoever that is used in whole or in part for the personal use or benefit of any shareholder, officer, director or employee of Seller or any Affiliate thereof.

Seller, Kilat and the Shareholders will use their best commercially reasonable efforts to preserve the Assets, the Intellectual Property Assets and the goodwill and value of Seller's business, to comply with all laws applicable to the Assets, the Intellectual Property Assets and Seller's business and to maintain good working relationships with lessors, licensors, suppliers, customers and employees. In addition, Seller will not sell or contract to sell any interest in Seller or lease, license, transfer, pledge, mortgage, hypothecate or otherwise dispose of any of the Assets or the Intellectual Property Assets and Kilat and the Shareholders will not permit Seller to take any such action. Seller will not, and Kilat and the Shareholders will not permit Seller to, do any act or thing or suffer or permit any omission which would make any policy of insurance of Seller written with respect to the Assets or the Intellectual Property Assets void or voidable or do anything that would mean that any existing insurance policy of Seller is not materially in full force and effect at all times prior to the Closing Date.

     6.4  PUBLICITY.  The parties hereto agree, subject to the provisions of
SECTION 6.2, to advise and confer with each other, to the maximum extent possible, regarding and prior to the issuance of any reports, statements, releases, public announcements or similar publicity with respect to this Agreement or the transactions contemplated hereby; PROVIDED, HOWEVER, that any of the parties may make such announcements, give such notices and provide such information to Governmental Authorities, employees, creditors, affiliates and the public as its counsel may advise is legally required.

     6.5  EXCLUSIVITY.  From and after the date of this Agreement until the
Closing:

          (a) Neither Seller nor any of its officers, directors, stockholders or agents (including, without limitation, Kilat and the Shareholders) shall directly or indirectly:

               (i) Enter into any transaction with any party other than Buyer relative to any disposition of the Assets, the Intellectual Property Assets or Seller's business or operations or any part thereof; or

               (ii) Solicit or encourage submission of inquiries, proposals or offers from any other party relative to potential disposition of the Assets, the Intellectual Property Assets or Seller's business or operations or any part thereof; or

               (iii) Provide further information to any party other than Buyer relating to any possible disposition of the Assets, the Intellectual Property Assets or Seller's business or operations or any part thereof.

          (b) Seller, Kilat and the Shareholders agree that if Seller, Kilat or either of the Shareholders receives an offer or proposal relating to the possible disposition of the Assets, the Intellectual Property Assets or Seller's business or operations or any part thereof, Seller,

Kilat and the Shareholders will immediately notify Buyer of such offer or proposal, the identity of the party making the offer or proposal and the specific terms of the offer or proposal.

     6.6 COOPERATION. Kilat and each of the Shareholders agrees to cause Seller to take, or to refrain from taking, all actions necessary to fulfill Seller's covenants and obligations under the Transaction Agreements.


                                    ARTICLE 7
                         INDEMNIFICATION AND LIMITATION

     7.1 INDEMNIFICATION BY SELLER AND THE SHAREHOLDERS. Subject to the limitations set forth in SECTION 7.4, Seller, Kilat and each of the Shareholders, jointly and severally, unconditionally, absolutely and irrevocably agree to and shall defend, indemnify and hold harmless Buyer, and each of Buyer's officers, directors, employees, counsel, successors, assigns, and legal representatives (Buyer and such persons are collectively referred to as the "BUYER'S INDEMNIFIED PERSONS") from and against, and shall reimburse Buyer's Indemnified Persons for, each and every Loss paid, imposed on or incurred by Buyer's Indemnified Persons, directly or indirectly, relating to, resulting from or arising out of any inaccuracy in any representation or warranty of Seller, Kilat or the Shareholders under the Option Agreement, the Transaction Agreements or the Exhibits thereto or any agreement, certificate or document delivered by Seller, Kilat or the Shareholders pursuant hereto in any respect, or any breach or nonfulfillment of any covenant, agreement or other obligation of Seller, Kilat or the Shareholders under the Option Agreement, the Transaction Agreements or the Exhibits thereto or any agreement, certificate or document to be delivered by Seller, Kilat or the Shareholders pursuant hereto (including, without limitation, Seller's obligation to pay Taxes pursuant to SECTION 1.7). With respect to matters not involving Proceedings brought or asserted by third parties against Buyer's Indemnified Persons, within thirty (30) days after notification from Buyer's Indemnified Persons supported by reasonable documentation setting forth the nature of the circumstances entitling Buyer's Indemnified Persons to indemnity hereunder, Seller, Kilat and the Shareholders shall, at no cost or expense to Buyer's Indemnified Persons, diligently commence resolution of such matters in a manner reasonably acceptable to Buyer's Indemnified Persons and shall diligently and timely prosecute such resolution to completion; PROVIDED, HOWEVER, with respect to those valid claims that may be satisfied by payment of a liquidated sum of money and which are not disputed reasonably and in good faith by Seller, Kilat and the Shareholders, Seller, Kilat and the Shareholders shall promptly pay the amount so claimed. If litigation or any other Proceeding is commenced or threatened, the provisions of SECTION 7.3 shall control over the immediately preceding sentence. Buyer shall be entitled to offset against any amounts owed by Buyer to Seller, Kilat or the Shareholders under any Transaction Agreement any amounts owed by Seller, Kilat or the Shareholders, respectively, to Buyer hereunder.

     7.2 INDEMNIFICATION BY BUYER. Buyer unconditionally, absolutely and irrevocably agrees to and shall defend, indemnify and hold harmless Seller, Kilat, the Shareholders and the successors, assigns, heirs and legal and personal representatives of Seller, Kilat and the Shareholders (Seller, Kilat, the Shareholders and such persons are collectively referred to as the "SELLER'S INDEMNIFIED PERSONS") from and against, and shall reimburse Seller's Indemnified Persons for, each and every Loss paid, imposed on or incurred by Seller's Indemnified Persons, directly or indirectly, relating to, resulting from or arising out of any inaccuracy in any representation or warranty of Buyer under the Option Agreement, the Transaction Agreements or the Exhibits thereto or any agreement, certificate or other document delivered or to be delivered by Buyer pursuant hereto in any respect, or any breach or nonfulfillment of any covenant, agreement or other obligation of Buyer under the Option Agreement, the Transaction Agreements, the Exhibits thereto or any agreement, certificate or document to be delivered by Buyer pursuant hereto. With respect to matters not involving Proceedings brought or asserted by third parties against Seller's Indemnified Persons, within thirty (30) days after notification from Seller's Indemnified Persons supported by reasonable documentation setting forth the nature of the circumstances entitling Seller's Indemnified Persons to indemnity hereunder, the Buyer, at no cost or expense to Seller's Indemnified Persons, shall diligently commence resolution of such matters in a manner reasonably acceptable to Seller's Indemnified Persons and shall diligently and timely prosecute such resolution to completion; PROVIDED, HOWEVER, with respect to those valid claims that may be satisfied by payment of a liquidated sum of money and which are not disputed reasonably and in good faith by Buyer, Buyer shall promptly pay the amount so claimed. If litigation or any other Proceeding is commenced or threatened, the provisions of SECTION 7.3 shall control over the immediately preceding sentence.

     7.3 NOTICE AND DEFENSE OF THIRD-PARTY CLAIMS. If any Proceeding shall be brought or asserted against a party entitled to indemnification pursuant to SECTIONS 7.1 or 7.2, or any successor thereto (the "INDEMNIFIED PERSON") in respect of which indemnity may be sought under this Article from an indemnifying person or any successor thereto (the "INDEMNIFYING PERSON"), the Indemnified Person shall give prompt written notice of such Proceeding to the Indemnifying Person who shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Person and the payment of all expenses; provided, that any delay or failure to so notify the Indemnifying Person shall relieve the Indemnifying Person of its obligations hereunder only to the extent, if at all, that it is prejudiced by reason of such delay or failure. In no event shall any Indemnified Person be required to make any expenditure or bring any cause of action to enforce the Indemnifying Person's obligations and liability under and pursuant to the indemnification obligations set forth in this Article. In addition, actual or threatened action by a Governmental Authority or other Person is not a condition or prerequisite to the Indemnifying Person's obligations under this Article. The Indemnified Person shall have the right to employ separate counsel in any of the foregoing Proceedings and to participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of the Indemnified Person unless the Indemnified Person shall in good faith determine that there exist actual or potential conflicts of interest which make representation by the same counsel inappropriate. The Indemnified Person's right to participate in the defense or response to any Proceeding should not be deemed to limit or otherwise modify its rights and obligations under this Article. In the event that the Indemnifying Person, within fifteen (15) days after notice of any such Proceeding, fails to assume the defense thereof, the Indemnified Person shall have the right to undertake the defense, compromise or settlement of such Proceeding for the account of the Indemnifying Person, subject to the right of the Indemnifying Person to assume the defense of such Proceeding with counsel reasonably satisfactory to the Indemnified Person at any time prior to the settlement, compromise or final determination thereof. If the Indemnifying Person assumes the defense of any Proceeding, the Indemnified Person shall, reasonably and in good faith, assist and cooperate in the defense thereof. Anything in this Article to the contrary notwithstanding, the Indemnifying Person shall not, without the Indemnified Person's prior written consent, settle or compromise any Proceeding or consent to the entry of any judgment with respect to any Proceeding for anything other than money damages paid by the Indemnifying

Person. The Indemnifying Person may, without the Indemnified Person's prior written consent, settle or compromise any such Proceeding or consent to entry of any judgment with respect to any such Proceeding that requires solely the payment of money damages by the Indemnifying Person and that includes as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Person from all liability in respect of such Proceeding.

     7.4 LIMITATION OF LIABILITY. Notwithstanding the foregoing provisions of this ARTICLE 7, Buyer agrees that the maximum monetary amount for which the Shareholders shall be liable to Buyer's Indemnified Persons in connection with the provisions of the Transaction Agreements, shall be limited to the aggregate amount of One Million Eight Hundred Thousand Dollars ($1,800,000); PROVIDED, HOWEVER, that the foregoing limitation on the liability of the Shareholders shall not apply to, and each of the Shareholders shall be jointly and severally liable to Buyer's Indemnified Persons, and any of them, for the aggregate amount of actual damages resulting from:

          (a) any representation made by Seller, Kilat or either of the Shareholders which any of Seller, Kilat or either of the Shareholders knows or has reason to know is false or misleading at the Closing Date, or

          (b) any fraudulent conduct of Seller, Kilat or either of the Shareholders.

Furthermore, each of Seller, Kilat and the Shareholders acknowledges and agrees that the foregoing limitation of liability shall not in any manner limit the liability of Seller and Kilat for any reason whatsoever.

     7.5  GUARANTEE.

          (a) Kilat and each of the Shareholders gives the indemnity set forth in SECTION 7.1 and the guarantee set forth in this SECTION 7.5 in consideration of Buyer's agreement to enter into the Transaction Agreements. Kilat and each of the Shareholders acknowledges the receipt of valuable consideration from Buyer for the agreement of Kilat and the Shareholders to incur obligations and give rights under such indemnity and guarantee.

          (b) Kilat and each of the Shareholders unconditionally and irrevocably guarantees to Buyer the due and punctual performance and observance by Seller of its obligations under the Transaction Agreements including, without limitation, any obligation to pay money.

          (c) Kilat and each of the Shareholders waive any right it, he or she have of first requiring Buyer to commence proceedings or enforce any other right against Seller or any other person before claiming under such indemnity and guarantee.

          (d) This guarantee and the foregoing indemnity are continuing security obligations and are not discharged by any one payment. Such guarantee and indemnity do not merge on completion.

          (e) The liabilities of Kilat and each of the Shareholders under such guarantee and indemnity are as a guarantor, indemnifier and principal debtor and the rights of Buyer under such guarantee and indemnity are not affect by anything which might otherwise affect them at law or in equity including, but not limited, one or more of the following:

               (i) Buyer granting time or other indulgence to, compounding or compromising with or releasing Seller, or any other guarantor;

               (ii) acquiescence, delay, acts, omissions or mistakes on the part of Buyer;

               (iii)     any novation of a right of Buyer;

               (iv) any variation of the Transaction Agreements, or any agreement entered into in performance thereof; or

               (v) the invalidity or unenforceability of an obligation or liability of a person other than the relevant guarantor (being Kilat or one of the Shareholders).

          (f) Kilat and each of the Shareholders may not, without the consent of Buyer:

               (i) raise a set-off or counterclaim available to it or Seller against Buyer in reduction of it's liability under such guarantee and indemnity;

               (ii) claim to be entitled by way of contribution, indemnity, subrogation, marshaling or otherwise to the benefit of any security or guarantee held by Buyer in connection with the Transaction Agreements; or

               (iii) prove in competition with Buyer, if a liquidator, provisional liquidator, receiver, official manager or trustee in bankruptcy is appointed in respect of Seller or Seller is otherwise unable to pay its debts when they fall due, until all money payable to Buyer in connection with the Transaction Agreements is paid.

          (g) If a claim that a payment or transfer to Buyer in connection with the Transaction Agreements is void or voidable (including, but not limited to, a claim under laws relating to liquidation, insolvency or protection of creditors) is upheld, conceded or compromised, then Buyer is entitled immediately as against Kilat and each Shareholder to the rights to which it would have been entitled under such guarantee and indemnity if the payment or transfer had not occurred.

          (h) Kilat and each of the Shareholders agree to pay or reimburse Buyer on demand for its costs, charges and expenses in making, enforcing and doing anything in connection with such guarantee and indemnity including, without limitation, legal costs and expenses on a full indemnity basis. Any amounts paid to Buyer by Kilat or one of the Shareholders must be applied first against payment of costs, charges and expenses under this SECTION 7.5(h), then against other obligations under such guarantee and indemnity.

          (i) Kilat and each of the Shareholders acknowledges having been given a copy of this Agreement and having had full opportunity to consider its provisions before entering into such guarantee and indemnity.

                                    ARTICLE 8
                                  MISCELLANEOUS

     8.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. Notwithstanding any investigation made at any time by or on behalf of the parties hereto, all of the representations and warranties of the parties shall survive the Closing of the transactions contemplated by the Transaction Agreements (even if the other party knew or had reason to know of any misrepresentation or breach of any warranty at the time of the Closing) and all of the covenants of the parties shall survive the Closing, including but not limited to the obligations of the parties set forth in SECTION 6.2 and the indemnification obligations of the parties hereto. In addition, the covenants and obligations set forth in SECTION 6.2 shall survive the termination of this Agreement.

     8.2 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified, terminated, rescinded or supplemented only by written agreement of the parties hereto.

     8.3 WAIVER; CONSENTS. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Any failure of a party to comply with any obligation, covenant, agreement or condition herein may be waived by each party affected thereby only by a written instrument signed by the party granting such waiver. No waiver, or failure to insist upon strict compliance, by any party of any condition or any breach of any obligation, term, covenant, representation, warranty or agreement contained in this Agreement, in any one or more instances, shall be construed to be a waiver of, or estoppel with respect to, any other condition or any other breach of the same or any other obligation, term, covenant, representation, warranty or agreement. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver.

     8.4 FURTHER ASSURANCES; COOPERATION. The parties hereto agree (I) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as another party hereto may at any time reasonably request, including before, at and after the Closing, for the purpose of carrying out the intent of the Transaction Agreements and the documents referred to therein.

     8.5 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when (I) delivered personally, (ii) sent by telecopier (with receipt confirmed), or (iii) received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) or (iv) three business days after being sent by registered or certified mail, return receipt requested, in each case to the other party at the following addresses and telecopier numbers (or to such other address or telecopier number for a party as shall be specified by like notice; provided that notices of a change of address or telecopier number shall be effective only upon receipt thereof):

     if to Seller, to:

          Australian Software Innovations (Services) Pty Ltd
          51 Rawson Street, Suite 301
          Epping NSW 2121
          Attn:  Eng Lee, Managing Director
          Telecopier:  61-2-869-0280

     if to Kilat or the Shareholders, to:

          Eng Lee
          51 Rawson Street, Suite 301
          Epping NSW 2121
          Telecopier:  61-2-869-0280

     if to Buyer, to:

          Sento Technical Innovations Corporation
          311 North State Street
          Orem, Utah 84057
          Attn:  Robert K. Bench, President
          Telecopier: (801) 224-2426

     with copies to:

          Brian G. Lloyd
          Kimball, Parr, Waddoups, Brown & Gee
          185 South State Street, Suite 1300
          Salt Lake City, Utah 84111
          Telecopier:  (801) 532-7750

     8.6 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.
 Buyer may, in its discretion, assign its rights, interests and obligations hereunder to any Person without the prior consent of any other party hereto. Neither Seller, Kilat nor either of the Shareholders may assign any of their respective rights, interests or obligations hereunder without the prior written consent of Buyer. This Agreement is not intended to and shall not confer upon any person other than the parties any rights or remedies hereunder or with respect hereto.

     8.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of New South Wales, Australia applicable to contracts made and to be performed wholly therein.

     8.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     8.9 INTERPRETATION. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. Unless otherwise provided, all references in this Agreement to articles and sections refer to the corresponding articles and sections of this Agreement. All words used herein shall be construed to be of such gender or number as the circumstances require.
Unless otherwise specifically noted, the words "herein," "hereof," "hereby," "hereinabove," "hereinbelow," "hereunder," and words of similar import, refer to this Agreement as a whole and not to any particular article, section, clause or other subdivision hereof. Whenever the term "including" or a similar term is used in this Agreement, it shall be read as if it were written "including by way of example only and without in any way limiting the generality of the clause or concept to which reference is made." This Agreement shall be construed as though all parties had drafted it.

     8.10 ENTIRE AGREEMENT. This Agreement and the Transaction Agreements, including the Exhibits and the documents, instruments and schedules referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings other than those expressly set forth or referred to herein and in the Transaction Agreements. The Transaction Agreements supersede all prior agreements and understandings between the parties with respect to such subject matter.

     8.11 ATTORNEYS' FEES. In the event a Proceeding is brought by any party under this Agreement to enforce or construe any of its terms, the party that prevails by enforcing this Agreement shall be entitled to recover, in addition to all other amounts and relief, its reasonable costs and attorneys' fees incurred in connection with such Proceeding.

     8.12 SEVERABILITY. If any part of this Agreement is or becomes legally ineffective, invalid or unenforceable in any jurisdiction, the effectiveness, validity or enforceability of this Agreement in any other jurisdiction, or the remainder of it in that jurisdiction, will not be affected.

     8.13 JOINT AND SEVERAL.  In this Agreement:

          (a) any agreement, covenant, obligation, representation or warranty on the part of two or more persons binds them jointly and severally; and

          (b) any agreement, covenant, obligation, representation or warranty in favor of two or more persons is for the benefit of them jointly and severally.

                                    ARTICLE 9
                                   DEFINITIONS

     For the purposes of this Agreement, the following terms shall have the meanings specified or referred to below when used in this Agreement. Any reference or citation to a law, statute or regulation shall be deemed to include any amendments to that law, statute or regulation and judicial and administrative interpretations of it.

     9.1  "ACQUISITION" shall have the meaning set forth in SECTION 1.1.

     9.2 "AFFILIATE" means, with respect to any specified Person, each other Person which, directly or indirectly, controls, is controlled by or is under common control with such specified Person (whether a general or limited partner), each officer, director or general partner of such specified Person, and each other Person who is the beneficial owner of five percent (5%) or more of any class of the voting securities of such specified Person or five percent (5%) or more in market value of the outstanding securities of such Person. For purposes of this definition, "control" means the possession of the power to direct or cause the direction of all or any part of the management and policies of a specified Person, whether through the ownership of voting securities, by contract or otherwise.

     9.3 "AGREEMENT" means this Asset Purchase Agreement, including the Exhibits hereto, which are hereby incorporated herein.

     9.4  "ALLOCATION SCHEDULE" shall have the meaning set forth in
SECTION 1.2(c).

     9.5 "ASSETS" means the assets of Seller identified more particularly on EXHIBIT A.

     9.6 "BUYER" means Sento Technical Innovations Corporation, a Utah corporation, or any successor, transferee or assignee thereof.

     9.7  "BUYER'S INDEMNIFIED PERSONS" shall have the meaning set forth in
SECTION 7.1.

     9.8 "CENTERPOST" means Centerpost Innovations Pty Limited, ACN 074-678-774, a limited company organized under the laws of Australia.

     9.9  "CLOSING" shall have the meaning set forth in SECTION 1.5(a).

     9.10 "CLOSING DATE" means the date and time as of which the Closing actually takes place.

     9.11 "CONTRACTS" means those contracts and agreements identified more particularly on EXHIBIT B, the rights of which Buyer has elected to acquire from Seller hereunder.

     9.12 "DEED OF RESTRAINT OF TRADE" shall mean that certain Deed of Restraint of Trade to be executed by and among Buyer and the Shareholders contemporaneously with the execution of this Agreement, substantially in the form of EXHIBIT H, acceptable to Buyer in its discretion.

     9.13 "DISCLOSURE SCHEDULES" means the disclosure schedules prepared and delivered by Seller, Kilat and the Shareholders to Buyer prior to the Closing. The Disclosure Schedules shall contain all information necessary to make the representations and warranties set forth in ARTICLE 2 true and correct.

     9.14 "DOLLARS" or "$" means United States dollars.

     9.15 "EMPLOYEE BENEFIT PLAN" means any stock option, stock right, profit sharing, thrift-savings, simplified employee pension plan, deferred compensation plan, severance pay, golden parachute, cafeteria plan, flexible compensation plan, life insurance, medical, dental, disability, welfare, superannuation or vacation plans or any other similar plan or arrangement of any kind or character.

     9.16 "ENCUMBRANCE" means any lien, pledge, hypothecation, charge, mortgage, deed of trust, security interest, encumbrance, equity, trust, equitable interest, claim, easement, right-of-way, servitude, right of possession, lease tenancy, license, encroachment, burden, intrusion, covenant, infringement, interference, proxy, option, right of first refusal, community property interest; or legend, defect, impediment, exception, condition, restriction, reservation, limitation, impairment, imperfection of title; or restriction on or condition to the voting of any security, restriction on the transfer of any security or other asset, restriction on the receipt of any income derived from any security or other asset, and restriction on the possession, use, exercise or transfer of any other attribute of ownership, whether based on or arising from common law, constitutional provision, statute or contract.

     9.17 "ENTITY" means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability company, joint venture, joint stock association, estate, trust, cooperative, foundation, union, syndicate, league, consortium, coalition, committee, society, firm, company or other enterprise, association, organization or entity of any nature, other than a Governmental Authority.

     9.18 "GOVERNMENTAL AUTHORITY" means any Australian national, state, territorial or local governmental authority or semi-governmental authority, any foreign governmental authority, the United States of America, any State of the United States, any local authority and any political subdivision of any of the foregoing, any multi-national organization or body, any agency, department, commission, board, bureau, court or other authority thereof, or any quasi-governmental or private body exercising, or purporting to exercise, any executive, legislative, judicial, administrative, police, regulatory or taxing authority or power of any nature.

     9.19 "GOVERNMENTAL AUTHORIZATION" means any permit (including without limitation any Environmental Permit), license, franchise, approval, certificate, consent, ratification, permission, confirmation, endorsement, waiver, certification, registration, transfer, qualification or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Legal Requirement.

     9.20 "INTELLECTUAL PROPERTY" means any and all trademarks, trade names, service marks, patents, copyrights (including any registrations, applications, licenses or rights relating to any of the foregoing), technology, trade secrets, inventions, know-how, names, logos, artwork, designs, discoveries, computer programs, software products and related source code and documentation, processes, and all other intangible assets, properties and rights.

     9.21 "INTELLECTUAL PROPERTY ASSETS" means all Intellectual Property of Seller, including, without limitation, all Intellectual Property necessary to or currently utilized in Seller's business.

     9.22 "INTELLECTUAL PROPERTY PURCHASE AGREEMENT" means that certain Intellectual Property Purchase Agreement to be executed by and among Buyer, Seller, Kilat and the Shareholders contemporaneously with the execution of this Agreement, substantially in the form of EXHIBIT G, acceptable to Buyer in is discretion.

     9.23 "KILAT" means Kilat Holding Pty. Limited ACN 003-982-616, a limited company organized under the laws of Australia.

     9.24 "KNOWLEDGE" or "KNOWN" - An individual shall be deemed to have "knowledge" of or to have "known" a particular fact or other matter if such individual is actually aware of such fact or other matter. An Entity shall be deemed to have "knowledge" of or to have "known" a particular fact or other matter if any individual who is serving or who has at any time served as an officer, director, member, manager, trustee, or shareholder of such Entity (or in any similar capacity) has, or at any time had, knowledge of such fact or other matter.

          "LEGAL REQUIREMENT" means any law (including without limitation any Environmental Laws), statute, ordinance, decree, requirement, Order, treaty, proclamation, convention, rule or regulation (or interpretation of any of the foregoing) of, and the terms of any Governmental Authorization issued by, any Governmental Authority.

     9.26 "LIABILITY" means any debt, obligation, duty or liability of any nature (including any unknown, undisclosed, unfixed, unliquidated, unsecured, unmatured, unaccrued, unasserted, contingent, conditional, inchoate, implied, vicarious, joint, several or secondary liability), regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with generally accepted accounting principles.

     9.27 "LOSS" means any loss, damage, injury, harm, detriment, decline in value, lost opportunity, Liability, exposure, claim, demand, cost of any Proceeding, settlement, judgment, award, punitive damage award, fine, penalty, Tax, fee, charge, cost or expense (including, without limitation, costs of attempting to avoid or in opposing the imposition thereof, interest, penalties, costs of preparation and investigation, and the fees, disbursements and expenses of attorneys, accountants and other professional advisors).

     9.28 "OPTION" shall have the meaning set forth in RECITAL A.

     9.29 "OPTION AGREEMENT" shall have the meaning set forth in RECITAL A.

     9.30 "OPTION PURCHASE PAYMENT" shall have the meaning set forth in
SECTION 1.4(a).

     9.31 "ORDER" means any order, judgment, injunction, edict, decree, ruling, pronouncement, determination, decision, opinion, sentence, subpoena, consent decree, writ or award issued, made, entered or rendered by any court, administrative agency or other Governmental Authority or by any arbitrator.

     9.32 "ORDINARY COURSE OF BUSINESS" means an action taken by a Person if:

          (I) such action is recurring in nature, is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

          (ii) the aggregate monetary amount associated with such action (or any series of related actions) is less than Twenty-Five Thousand Dollars ($25,000), unless prior to taking such action, the Person obtains from Buyer written consent to the taking of such action; and

          (iii) such action is similar in nature and magnitude to actions customarily taken, without any separate or special authorization, in the ordinary course of the normal day-to-day operations of other persons that are in the same line of business as such Person.

     9.33 "PERSON" means any individual, Entity or Governmental Authority.

     9.34 "PROCEEDING" means any action, suit, litigation, arbitration, lawsuit, claim, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination, investigation, challenge, controversy or dispute commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or any arbitrator.

     9.35 "PROPRIETARY INFORMATION" shall have the meaning set forth in SECTION 6.2.

     9.36 "PURCHASE PRICE" shall have the meaning set forth in SECTION 1.3.

     9.37 "SELLER" means Australian Software Innovations (Services) Pty Ltd ACN 050-053-355, a limited company organized under the laws of Australia.

     9.38 "SELLER'S INDEMNIFIED PERSONS" shall have the meaning set forth in
SECTION 7.2.

     9.39 (a) "SENTO COMMON STOCK" means the Common Stock, $.25 par value, of Sento Technical Innovations Corporation.

     9.40 "SHAREHOLDERS" refers collectively to Eng Lee and Mary Lee, in their individual capacities.

     9.41 (a) "TAX" means any federal, national, state, territorial, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, environmental, customs duties, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, fringe benefits or other tax or assessment of any nature whatsoever, including, without limitation, any customs duty, municipal rates, stamp duties and all other charges and levies which may be imposed by a Governmental Authority (including any interest, penalties and additions thereto that may arise in connection therewith), whether disputed or not.

     9.42 "TAX RETURNS" means any return (including any information return), report, statement, declaration, schedule, notice, notification, form, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any

Governmental Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

     9.43 "TRANSACTION AGREEMENTS" means this Agreement and such other documents as are entered into in connection with this Agreement in order to complete the transactions contemplated hereby, including, without limitation, the Option Agreement, the Intellectual Property Purchase Agreement and the Deed Restraint of Trade.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.

          "BUYER":

          SENTO TECHNICAL INNOVATIONS CORPORATION, a Utah corporation


          By:  _________________________________________________

          Its: _________________________________________________




          "SELLER":

          THE COMMON SEAL of AUSTRALIAN SOFTWARE
          INNOVATIONS (SERVICES) PTY. LTD
          ACN 050-053-355, a limited company organized under the laws of Australia was hereunto affixed in accordance with its articles of association in the presence of:

          ____________________________          _______________________________
          Signature of Director                 Signature of Director/Secretary

          ____________________________          _______________________________
          Print Name                            Print Name

          ____________________________          _______________________________
          Office Held                           Office Held


          "KILAT":

          THE COMMON SEAL of KILAT HOLDINGS PTY.
          LIMITED ACN 003-982-616, a limited
          company organized under the laws of Australia was hereunto affixed in accordance with its articles of association in the presence of:

          ____________________________          _______________________________
          Signature of Director                 Signature of Director/Secretary

          ____________________________          _______________________________
          Print Name                            Print Name

          ____________________________          _______________________________
          Office Held                           Office Held

          "SHAREHOLDERS":


          _________________________
          Eng Lee, individually


          _________________________
          Mary Lee, individually

                                    EXHIBIT A

                                       TO

                            ASSET PURCHASE AGREEMENT


                                     ASSETS


            [To be completed- Non-intellectual property assets only]

                                    EXHIBIT B

                                       TO

                            ASSET PURCHASE AGREEMENT


                                    CONTRACTS


                                [To be completed]

                                    EXHIBIT C

                                       TO

                            ASSET PURCHASE AGREEMENT


                               ALLOCATION SCHEDULE



               Tangible Assets:                   $100,000

               Good Will:                         $650,000

               Purchase Price:                    $750,000

                                    EXHIBIT D

                                       TO

                            ASSET PURCHASE AGREEMENT


                         FORM OF SUBSCRIPTION AGREEMENT


                                [To Be Attached]

                                   EXHIBIT E

                                       TO

                            ASSET PURCHASE AGREEMENT


                      FORM OF REGISTRATION RIGHTS AGREEMENT


                                [To Be Attached]

                                    EXHIBIT F

                                       TO

                            ASSET PURCHASE AGREEMENT


                          FORM OF EMPLOYMENT AGREEMENT


                                [To Be Attached]

                                    EXHIBIT G

                                       TO

                            ASSET PURCHASE AGREEMENT


                FORM OF INTELLECTUAL PROPERTY PURCHASE AGREEMENT


                                [To Be Attached]

                                    EXHIBIT H

                                       TO

                            ASSET PURCHASE AGREEMENT


                       FORM OF DEED OF RESTRAINT OF TRADE


                                [To Be Attached]

                                    EXHIBIT G

                                       TO

                                OPTION AGREEMENT


                FORM OF INTELLECTUAL PROPERTY PURCHASE AGREEMENT



                                    Attached

                    INTELLECTUAL PROPERTY PURCHASE AGREEMENT

                                  BY AND AMONG

                    SENTO TECHNICAL INNOVATIONS CORPORATION,

                          KILAT HOLDINGS PTY. LIMITED,

               AUSTRALIAN SOFTWARE INNOVATIONS (SERVICES) PTY LTD,

                                       AND

                       ENG LEE AND MARY LEE, INDIVIDUALLY


                             ________________, 199__

                    INTELLECTUAL PROPERTY PURCHASE AGREEMENT


     THIS INTELLECTUAL PROPERTY PURCHASE AGREEMENT (this "AGREEMENT") is entered into in Orem, Utah effective as of the ____ day of ________________, 199__, by and among Sento Technical Innovations Corporation, a Utah corporation (the "BUYER"), Australian Software Innovations (Services) Pty. Ltd ACN 050-053-355, a limited company organized under the laws of Australia (the "SELLER"), Kilat Holdings Pty. Limited ACN 003-982-616, a limited company organized under the laws of Australia ("KILAT"), and Eng Lee and Mary Lee (collectively, the "SHAREHOLDERS"), individually.

                                    RECITALS

     9.44 Pursuant to an Option Agreement (the "OPTION AGREEMENT") dated as of the 10th day of September, 1996 between Buyer, Seller, Kilat and the Shareholders, Seller granted to Buyer and its nominee, Centerpost, an option (the "OPTION") to purchase the Assets and the Intellectual Property Assets, Kilat and the Shareholders agreed to facilitate Buyer's purchase of the Assets and the Intellectual Property Assets and Seller, Kilat and the Shareholders agreed to execute the Deed of Restraint of Trade.

     9.45 Eng Lee is the Managing Director of Seller, Kilat owns all of the issued and outstanding shares of the capital stock of Seller and the Shareholders own all of the issued and outstanding shares of the capital stock of Kilat.

     9.46 Buyer has elected pursuant to Section 1.6 of the Option Agreement to exercise the Option with respect to the Assets and the Intellectual Property Assets.

     9.47 Buyer desires to purchase the Assets and the Intellectual Property Assets from Seller, and Seller is obligated pursuant to the Option Agreement to sell the Assets and the Intellectual Property Assets to Buyer, in accordance with the terms and conditions of the Option Agreement. All capitalized terms used herein without definition shall have the meanings set forth in ARTICLE 9.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the respective representations, warranties and covenants contained herein and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, Buyer, Seller, Kilat and the Shareholders hereby agree as follows:

                                    ARTICLE 1
                     SALE OF INTELLECTUAL PROPERTY ASSETS;
                         ADDITIONAL AGREEMENTS; CLOSING

     1.1 ACQUISITION. Subject to the terms and conditions of this Agreement, at the Closing, Seller shall sell, transfer and deliver to Buyer, and Buyer shall purchase, all of Seller's right, title and interest in and to the Intellectual Property Assets (the "ACQUISITION").

     1.2 ADDITIONAL UNDERSTANDINGS. In connection with the Acquisition, the parties hereto agree as follows:

          (a) Buyer will not, pursuant to this Agreement, acquire any property of Seller other than the Intellectual Property Assets to be acquired by Buyer from Seller pursuant to the terms of this Agreement; nor will Buyer assume or be bound by any contract or agreement other than the Contracts and the Deed of Restraint of Trade (PROVIDED, HOWEVER, that Buyer shall not assume any obligation of Seller thereunder); nor will Buyer assume any other debt, claim, Liability, Tax, judgment or obligation whatsoever of Seller except for those obligations under the Contracts to be performed after the Closing Date. Except as set forth on EXHIBIT B, Buyer will not recognize or assume any obligations of Seller to employees of Seller or any collective bargaining agreements between Seller and any labor organizations. Except as set forth on EXHIBIT B, Buyer will not assume or be obligated to pay any debts, obligations, responsibilities, Liabilities, claims, damages, judgments or settlements arising from any such labor contracts or agreements or any other employment-related matter involving Seller.

          (b) In connection with the Acquisition, Seller, Kilat and each of the Shareholders shall, from the date of this Agreement until the Closing Date, afford Buyer's employees, auditors, legal counsel and other authorized representatives reasonable access to the properties, records and personnel of Seller in order to inspect, investigate and audit the Intellectual Property Assets and the operations and business of Seller. Buyer agrees to conduct any such inspection, investigation or audit in a reasonable manner, during regular business hours, so as not to disrupt the normal functioning of Seller's business. Seller, Kilat and the Shareholders agree to cooperate fully with Buyer and to make the Seller's books and records, the Assets, the Intellectual Property Assets and the employees of Seller available to Buyer as reasonably required by Buyer in order for Buyer to complete its due diligence in a timely fashion.

          (c) Except as set forth on EXHIBIT B, Buyer will not have any obligation for, and the parties specifically understand and acknowledge that Buyer will not be assuming any responsibility for or liability under any Employee Benefit Plan of Seller. Except as set forth on EXHIBIT B, Buyer does not and shall not recognize or assume any Liability with respect to any Employee Benefit Plan of Seller, nor shall the inclusion by Buyer, or an Affiliate of Buyer, of a former employee of Seller in an Employee Benefit Plan of Buyer or an Affiliate of Buyer, be deemed to constitute the adoption or continuation by Buyer of any Employee Benefit Plan of Seller except as set forth on EXHIBIT B.

          (d) Seller, Kilat and the Shareholders covenant and agree that they will do all acts and execute or cause Seller to execute all such documents as are necessary to cause the name of Seller to be changed as of the Closing Date to a name that does not include the words

"Australian Software Innovations" or the acronym "ASI" or any similar name and will on or before the Closing Date deliver to Buyer appropriate signed notices to the Australian Securities Commission having such effect and all other materials reasonably requested by Buyer in connection therewith, together with all filing fees payable in respect of lodging such notices. Seller, Kilat and the Shareholders consent to Buyer causing a company controlled by Buyer or its Affiliates to change its name to Australian Software Innovations Pty Limited on or after the Closing Date.

     1.3 PURCHASE PRICE. The price to be paid by Buyer for the purchase of the Intellectual Property Assets (the "PURCHASE PRICE") shall be Five Hundred Fifty Five Thousand Dollars ($555,000).

     1.4 PAYMENT OF PURCHASE PRICE. At the Closing, Buyer shall pay to Seller Five Hundred Fifty Five Thousand Dollars ($555,000), representing the full amount of the Purchase Price, in the form of cash, certified funds or wire transferred funds, with the transfer of such funds to be initiated by Buyer within twenty-four hours of the Closing.

     1.5 CLOSING. Upon satisfaction or waiver of the conditions to Closing contained in ARTICLE 4 and ARTICLE 5 hereof, the parties hereto agree to close the Acquisition contemporaneously with the consummation of the transactions described in the Asset Purchase Agreement and the Deed of Restraint of Trade (the "CLOSING"). The Closing shall take place at the principal offices of Buyer, or such other place as may be agreed to by the parties, on the date agreed to by the parties, but in all events on or before thirty (30) days from the date hereof. It is the intent of the parties to consummate the Closing as soon as possible after the execution of this Agreement. The parties agree to use their good faith and reasonable efforts to close the Acquisition as soon as possible and to cooperate fully with each other to complete the Closing.

     1.6  CLOSING DELIVERIES.

          (a)  At the Closing, Seller shall deliver to Buyer:

               (i) A Bill of Sale transferring the Intellectual Property Assets to Buyer, free and clear of all Encumbrances except as expressly assumed by Buyer and described on EXHIBIT B;

               (ii) An Assignment Agreement assigning to Buyer the Contracts, free and clear of all Encumbrances except as expressly assumed by Buyer and described on EXHIBIT B;

               (iii)     Complete and accurate Disclosure Schedules;

               (iv) An executed Asset Purchase Agreement, acceptable to Buyer in its discretion;

               (v) An executed Deed of Restraint of Trade, acceptable to Buyer in its discretion;

               (vi) Such other documents, including certificates of independent legal advice and appropriate statutory declarations, as may be required by this Agreement or the Asset Purchase Agreement, or reasonably requested by Buyer to carry out the transactions contemplated hereby or thereby; and

               (vii)     Possession of the Intellectual Property Assets.

          (b)  At the Closing, Buyer shall deliver to Seller:


               (i) The amount of Five Hundred Fifty Five Thousand Dollars ($555,000) in the form of cash, certified funds or wire transferred funds, with the transfer of such funds to be initiated by Buyer within twenty-four hours of the Closing;

               (ii) An executed Asset Purchase Agreement, acceptable to Buyer in its discretion;

               (iii) An Assignment Agreement accepting assignment to Buyer of all Seller's rights under the Contracts and assuming the obligations arising under the Contracts to be performed after the Closing Date; and

               (iv) Such other documents, including officers' certificates, as may be required by this Agreement or the Asset Purchase Agreement, or as reasonably requested by Seller to carry out the transactions contemplated hereby or thereby.

                                    ARTICLE 2
                    REPRESENTATIONS AND WARRANTIES OF SELLER,
                           KILAT AND THE SHAREHOLDERS

     Except as otherwise indicated, Seller, Kilat and each of the Shareholders jointly and severally represent and warrant to Buyer that the following representations and warranties are true, correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date:

     2.1 AUTHORITY. Seller, Kilat and each of the Shareholders have the absolute and unrestricted right, power, authority and capacity to execute and deliver the Transaction Agreements, as applicable, to perform his, her or its obligations thereunder and to consummate the transactions contemplated thereby. This Agreement has been, and each of the Transaction Agreements will be when executed, duly and validly executed and delivered by Seller, Kilat and each of the Shareholders, and each of the Transaction Agreements, as applicable, constitutes, or will when executed constitute, the legal, valid and binding agreement of Seller, Kilat and each of the Shareholders, enforceable against Seller, Kilat and each of the Shareholders in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting creditors' rights generally.

     2.2 ORGANIZATION, EXISTENCE AND GOOD STANDING OF SELLER AND KILAT. Seller is a limited company duly organized, validly existing and in good standing under the laws of

Australia and has full power and authority to carry on its business as now being conducted, to own and operate its properties and assets, and to perform all its obligations under the Transaction Agreements and the Contracts. Kilat is a limited company duly organized, validly existing and in good standing under the laws of Australia and has full power and authority to carry on its business as now being conducted, to own and operate its properties and assets, and to perform all its obligations under the Transaction Agreements.

     2.3 CONSENTS AND APPROVALS; NO VIOLATION. Except as set forth in the Disclosure Schedules, neither the execution and delivery of the Transaction Agreements, the consummation of the transactions contemplated thereby, nor the compliance by Seller and Kilat with any of the provisions thereof will, as of the Closing Date, (i) conflict with or violate any provision of the Memorandum and Articles of Association or other charter or governing documents of Seller or Kilat, respectively, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, contract, agreement, commitment, bond, mortgage, indenture, license, lease, pledge agreement or other instrument or obligation to which Seller or Kilat is a party or by which Seller or Kilat or any of their respective properties or assets may be bound, including, without limitation, any other agreement with respect to the sale by Seller of any of its properties or assets, (iii) to the best knowledge of Seller, Kilat and the Shareholders, violate or conflict with any provision of any Legal Requirement binding upon Seller or Kilat, or (iv) to the best knowledge of Seller, Kilat and the Shareholders, result in, or require, the creation or imposition of, any Encumbrance upon or with respect to any properties of Seller or Kilat, including, without limitation, the Assets or the Intellectual Property Assets, or impair the ability of Seller, Kilat or the Shareholders to carry out their respective obligations under or the Transaction Agreements.

     2.4 BOOKS AND RECORDS. The books of account and other business records of Seller regarding the Intellectual Property Assets and the business and operations of Seller have all been made available to Buyer and such books and records are complete and correct with regard to the matters which are the subject of the Transaction Agreements.

     2.5 ABSENCE OF UNDISCLOSED LIABILITIES. Except as and to the extent fully disclosed in writing to Buyer in the Disclosure Schedules, as of the Closing Date, Seller will have no Liabilities, including, without limitation, any Liabilities resulting from failure to comply with any Legal Requirement applicable to Seller, its business or operations, the Intellectual Property Assets due or to become due and whether incurred in respect of or measured by the income or sales of Seller for any period or arising out of any transactions entered into, or any state of facts existing, on or before the Closing Date which could, as of or after the Closing Date, materially adversely affect Seller's business or operations or the Intellectual Property Assets, give rise to an Encumbrance against the Intellectual Property Assets or materially adversely affect Seller's ability to carry out the transactions contemplated by the Transaction Agreements.

     2.6 ABSENCE OF CHANGES. Between the date of this Agreement and the Closing Date, there will not have been (i) any material adverse change, or any event, condition or contingency that is likely to result in a material adverse change in the condition of Seller's business or operations or the Intellectual Property Assets; (ii) any damage, destruction or loss, whether covered by insurance or not, materially and adversely affecting Seller's business or operations, the Assets or the Intellectual Property Assets; (iii) any termination or receipt of notice of termination of one or more of the Contracts; (iv) any dispute or any other occurrence, event or condition of any character, which reasonably could be anticipated to give rise to a legal or administrative action or to a material adverse change affecting the Assets or the Intellectual Property Assets or Seller's ability to carry out its obligations hereunder; or (v) any agreement to do any of the foregoing.

     2.7 CONTRACTS. Except as set forth on the Disclosure Schedules or as otherwise described in this Agreement:

          (a) Complete and accurate copies, including all amendments, of the Contracts have been delivered to Buyer.

          (b) All of the Contracts are in full force and effect and are valid and enforceable in accordance with their terms, there are no material defaults thereunder or breaches thereof, and no condition exists or event has occurred which, with notice or lapse of time or both, would constitute a default thereunder.

          (c) Seller has the right to assign its rights and obligations under the Contracts to Buyer, and such assignment will not result in a default, breach or right of termination thereunder.

          (d) Set forth in the Disclosure Schedules is a complete and accurate description of all obligations or commitments of Seller with respect to any asset of any nature whatsoever that is used in whole or in part for the personal use or benefit of any shareholder, officer, director or employee of Seller or any Affiliate thereof.

     2.8  PERSONAL PROPERTY.

          (a) Except as set forth in the Disclosure Schedules, there is no asset, property, right or interest of any nature whatsoever necessary to or currently utilized in the operation of Seller's business which is not included in the Assets or the Intellectual Property Assets and Buyer has been given, pursuant to the Option, an opportunity to acquire all of such assets, properties, rights and interests.

          (b) Seller has made available to the Buyer true, correct and complete copies of all material contracts, agreements, mortgages, leases and commitments relating to or affecting any interest in the Intellectual Property Assets.

          (c) Other than the Contracts, there are no agreements, whether verbal or written, affecting any of the Intellectual Property Assets which have not been disclosed in writing to Buyer. Other than the Contracts or as authorized by Buyer in writing prior to the Closing, all such agreements affecting the Intellectual Property Assets will be terminated prior to or at the Closing.

     2.9 TITLE TO ASSETS AND RELATED MATTERS. Seller owns all of the Intellectual Property Assets free and clear of all Encumbrances and the claims or rights of any other party. Seller has the power, authority and right to sell the Intellectual Property Assets to Buyer free and clear of any Encumbrances.

     2.10 INTELLECTUAL PROPERTY.  Except as set forth in the Disclosure
Schedules:

          (a) The Intellectual Property Assets constitute all of the Intellectual Property necessary to or currently utilized in Seller's business and all such Intellectual Property is owned by Seller free and clear of all Encumbrances, and is not subject to any license, royalty or other agreement, and Seller has not granted any license or agreed to pay any royalty in respect of any Intellectual Property necessary to or currently utilized in Seller's business, except for that license granted pursuant to an Exclusive License and Technical Assistance Agreement between Seller and Spire Technologies, Inc. dated as of July 1, 1996;

          (b) None of the Intellectual Property necessary to or currently utilized in Seller's business has been or is the subject of any pending or threatened Proceeding or claim of infringement;

          (c) No license or royalty agreement to which Seller is a party or by which any of the Intellectual Property necessary to or currently utilized in Seller's business is or could be materially affected is in breach or default by any party thereto or the subject of any notice of termination given or threatened;

          (d) To the best knowledge of Seller and each of the Shareholders, the products manufactured or sold by Seller and any process, method, part, design, material or other Intellectual Property they employ, and the marketing and use by Seller of any such product, service or other
Intellectual Property, do not infringe any Intellectual Property or confidential or proprietary rights of another, and Seller has not received any notice contesting its right to use any Intellectual Property; and

          (e) Seller owns or possesses adequate rights in perpetuity in and to all Intellectual Property necessary to conduct its business as presently conducted.

     2.11 COMPLIANCE WITH LAWS. Seller is in compliance with all Legal Requirements applicable to the ownership of the Assets and the Intellectual Property Assets and the operation of its business where the failure so to comply would have a material adverse effect on Seller's ability to carry out its obligations under the Transaction Agreements, or the ability of Buyer to carry on the business operations related to the Intellectual Property Assets after the Closing, and Seller does not have any basis to expect, nor has it received, any Order, notice, or other communication from any Governmental Authority of any alleged, actual, or potential violation and/or failure to comply with any such Legal Requirement, except as disclosed on the Disclosure Schedules.

     2.12 LITIGATION. Except as set forth in the Disclosure Schedules, (i) neither Seller, Kilat nor either of the Shareholders is subject to any Order in which relief is sought involving, affecting, or relating to the ownership, operation, or use of the Intellectual Property Assets, the operation of Seller's business or the matters covered by the Transaction Agreements which would prevent, delay, or make illegal the transactions contemplated by the Transaction Agreements, (ii) there are no Proceedings pending or threatened against, involving, affecting, or relating to Seller, Kilat or either of the Shareholders, the operation of Seller's business or to Seller's ownership, operation or use of the Intellectual Property Assets before any arbitrator or Governmental Authority, and (iii) to the best knowledge of Seller, Kilat and each of the

Shareholders, there exist no facts to serve as a basis for the institution of any Proceeding against Seller, Kilat, either of the Shareholders or any of the Intellectual Property Assets which would prohibit or adversely affect the Assets or the Intellectual Property ability of Seller, Kilat or the Shareholders to carry out their respective obligations under the Transaction Agreements.

     2.13 NO BROKER'S OR FINDER'S FEES. No agent, broker, investment banker or similar Person has acted directly or indirectly on behalf of Seller in connection with the Transaction Agreements or the transactions contemplated thereby, and no Person, including Seller, Kilat or either of the Shareholders, is or will be entitled to any broker's or finder's fee or any other commission or similar fee or expense, directly or indirectly, in connection with the Transaction Agreements or the transactions contemplated thereby.

     2.14 BANKRUPTCY. Seller has not made any assignment for the benefit of creditors, filed any petition in bankruptcy, been adjudicated insolvent or bankrupt, petitioned or applied to any tribunal for any receiver, conservator or trustee of it or any of its property or assets, or commenced any proceeding under any reorganization arrangement, readjustment of debt, conservation, dissolution or liquidation law or statute or any jurisdiction; and no such action or proceeding has been commenced or threatened against Seller by any creditor, claimant, Governmental Authority or any other person.

     2.15 LABOR MATTERS.  Except as set forth in the Disclosure Schedules,

          (a) Seller has made all payments to its employees required by any Legal Requirement or any Employee Benefit Plans;

          (b) To the best knowledge of Seller, Kilat and each of the Shareholders, there has not been, and there is not presently pending or threatened, any Proceeding against Seller under any Legal Requirement governing the conditions of Seller's employment of its employees, or any basis or ground for any such claim;

          (c) Seller has not been a party to any collective bargaining agreement or other labor contract affecting the employees of Seller;

          (d) To the best knowledge of Seller, Kilat and each of the Shareholders, there has not been, and there is not presently pending or existing or threatened, any strike, slowdown, picketing, work stoppage, labor arbitration or proceeding in respect of the grievance of any employee, an application or complaint filed by an employee or union with any Governmental Authority, or organizational activity or labor dispute against or affecting the business of Seller; and

          (e) Seller has complied with all its obligations under all relevant superannuation legislation and has made all contributions required to be made in respect of its employees for their period of employment up to and including the Closing Date. Seller has established reserves and accruals (each of which is accurately set forth in the Disclosure Schedules) in amounts sufficient to satisfy all superannuation obligations in respect of its employees for their period of employment up to and including the Closing Date.

     2.16 DISCLOSURE. No representation or warranty of Seller, Kilat or the Shareholders contained in this Agreement, the Exhibits hereto, or any other Transaction Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact known to Seller, Kilat or either of the Shareholders which has specific application to Seller (other than general economic or industry conditions) and which materially and adversely affects or, so far as Seller, Kilat or either of the Shareholders can reasonably foresee, materially threatens, the Intellectual Property Assets or the ability of Seller, Kilat or the Shareholders to carry out their respective obligations under the Transaction Agreements, which has not been set forth in this Agreement or in the Disclosure Schedules.

     2.17 TAX MATTERS. With respect to Taxes, including, without limitation, Taxes imposed by the Income Tax Assessment Act of 1936 of the Commonwealth of Australia (the "TAX ACT") and any other Australian national, state or territorial law or regulation:

     (a) Seller has lodged, or will lodge, at or before the correct time all Tax Returns required by law to be lodged on or before the Closing Date and all such Tax Returns have been, or will be, as the case may be, fully and accurately completed;

     (b) Seller has made, to the Commissioner of Taxation or the appropriate Governmental Authority a full and true disclosure of all material facts necessary for the proper assessment of Seller and each deduction, rebate or credit claimed in those Tax Returns has been properly claimed and is duly allowable;

     (c) All other necessary information, documents and notices in respect of Tax have been properly and duly submitted by Seller to all relevant Governmental Authorities in respect of Tax for all periods up to the Closing Date and will continue to be properly and duly submitted up to the Closing Date and there is no unresolved dispute with any of those authorities nor is any such dispute foreshadowed or contemplated;

     (d) All Taxes which have been assessed or imposed or are lawfully assessable upon or are payable by Seller and which are due and payable or which may become due and payable subsequent to but are referable to the period ending on the Closing Date have been paid by Seller or adequate provisions has been made for them in Seller's accounts and such provisions have been fully disclosed to Buyer; and

     (e) All obligations imposed on Seller under all laws relating to Tax have been complied with and, without limiting the generality of the foregoing, all amounts of income tax and medicare levy required by law to be deducted by Seller from salary or wages of Seller's employees (including, without limitation, Seller's directors and officers) and from prescribed payments and all amounts of withholding tax have been duly deducted and where payable to the relevant taxing authority have been duly paid.

     2.18 INSURANCE. The Intellectual Property Assets are adequately insured by respect of the risks to which they are subject (including loss or damage by disease, fire, theft, storm and tempest) in such amounts as accord with sound business principles and such policies will not expire earlier than the Closing Date. Seller is adequately insured against public liability in such amounts as accord with sound business principles and such policies will not expire prior to the

Closing Date. Seller is adequately insured against workers' compensation liability and has complied with all respects with the legislation relating to workers' compensation in all jurisdictions where relevant. All premiums in respect of the insurance coverage referred to in this Agreement will have been paid prior to the Closing Date, Seller has complied with all the conditions of the associated policies and has not made any false or misleading statement or done or omitted to do anything which would entitle the insurers to avoid the policies or refuse to meet any claim thereunder in full other than as disclosed by Seller to Buyer in writing prior to the Closing Date. There is no fact or matter of which Seller, Kilat or the Shareholders is aware which could lead to Seller's insurance policies being vitiated or repudiated and neither Seller, Kilat nor the Shareholders will permit any such policies to lapse prior to the Closing Date, nor will Seller, Kilat or the Shareholders do or fail to do anything which will render any of Seller's insurance policies void or voidable prior to the Closing Date.

     2.19 TRADE PRACTICES. There is no agreement, arrangement or activity whether by commission or omission in which Seller has been or will be concerned which infringes or which has been or which is required to be authorized under the Trade Practices Act of 1974 of the Commonwealth of Australia or any other anti-trust legislation in relation to the Intellectual Property Assets, including, without limitation, any Australian national, state or territorial law or regulation.

     2.20 ENVIRONMENTAL LIABILITIES. There are no Environmental Liabilities (as defined below) affecting any of Seller's business premises. There are no factors affecting any of Seller's business premises which are likely within the next twelve months to give rise to any Environmental Liability. For the purposes of this clause, the term "ENVIRONMENTAL LAW" means any planning, environmental, health, toxic, hazardous substances, dangerous goods, waste/disposal or pollution laws, regulations, orders, notices, ordinances or requirements, and the term "ENVIRONMENTAL LIABILITY" means any obligation, expense, penalty or fine under an Environmental Law which could be imposed on any occupier in possession of Seller's business premises.

                                    ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Seller, Kilat and the Shareholders as follows:

     3.1 ORGANIZATION, EXISTENCE AND GOOD STANDING. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah and has full power and authority to purchase the Assets and the Intellectual Property Assets and to carry on its intended business therewith.

     3.2 AUTHORITY. Buyer has full power and authority to execute and deliver the Transaction Agreements, to perform its obligations thereunder, and to consummate the transactions contemplated thereby. This Agreement has been, and each of the Transaction Agreements will be, when executed, duly and validly executed and delivered by Buyer and each of the Transaction Agreements, as applicable, constitutes, or will, when executed, constitute, the legal, valid, and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting creditor's rights generally.

     3.3 CONSENTS AND APPROVALS; NO VIOLATION. No filing or registration with, no notice to and no Governmental Authorization, consent or approval of any Governmental Authority, creditor or other person in a contractual relationship with Buyer is necessary in connection with Buyer's execution and delivery of the Transaction Agreements, the performance of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby. Neither the execution and delivery of the Transaction Agreements, the consummation of the transactions contemplated thereby, nor the compliance by Buyer with any of the provisions thereof will, as of the Closing Date, (i) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of the Buyer's Articles of Incorporation or Bylaws, or of any note, contract, agreement, commitment, bond, mortgage, indenture, license, lease, pledge agreement or other instrument or obligation to which Buyer is a party or by which Buyer or any of its properties or assets may be bound, or (ii) violate or conflict with any provision of any Legal Requirement binding upon Buyer.


     3.4 BANKRUPTCY. Buyer has not made any assignment for the benefit of creditors, filed any petition in bankruptcy, been adjudicated insolvent or bankrupt, petitioned or applied to any tribunal for any receiver, conservator or trustee of it or any of its property or assets, or commenced any proceeding under any reorganization arrangement, readjustment of debt, conservation, dissolution or liquidation law or statute or any jurisdiction; and no such action or proceeding has been commenced or threatened against Buyer by any creditor, claimant, governmental authority or any other person.

     3.5 NO BROKER'S OR FINDER'S FEES. No agent, broker, investment banker or similar Person has acted directly or indirectly on behalf of Buyer in connection with the Transaction Agreements or the transactions contemplated hereby, and no Person, including Buyer, is or will be entitled to any broker's or finder's fee or any other commission or similar fee or expense, directly or indirectly, in connection with the Transaction Agreements or the transactions contemplated thereby.

                                    ARTICLE 4
                              CONDITIONS PRECEDENT
                           TO THE OBLIGATIONS OF BUYER

     The obligations of Buyer to consummate the transactions contemplated by the Transaction Agreements at the Closing are subject to fulfillment of the following conditions, any one or more of which may be waived in whole or in part by Buyer in the manner provided for herein.

     4.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Seller, Kilat and the Shareholders contained in the Transaction Agreements, including the Exhibits thereto, are true, correct and complete in all material respects as of the Closing Date.

     4.2 PERFORMANCE; COMPLIANCE WITH AGREEMENT. Seller, Kilat and each of the Shareholders shall have performed and complied with all obligations, agreements, covenants and conditions required by the Transaction Agreements to be performed or complied with by them on or before the Closing Date, including without limitation making all the deliveries required by SECTION 1.6.

     4.3 AUTHORIZATION; THIRD-PARTY CONSENTS. All filings and registrations with and notices to, and each Governmental Authorization, consent or approval of, any Governmental Authority, creditor or other Person which is necessary in connection with the execution and delivery of the Transaction Agreements by Seller, Kilat and the Shareholders, the performance of their respective obligations hereunder and thereunder, or the consummation of the transactions contemplated hereby and thereby shall have been made or obtained. All corporate actions necessary to authorize the execution, delivery and performance of the Transaction Agreements by Seller and Kilat, and the consummation by Seller and Kilat of the transactions contemplated by the Transaction Agreements shall have been duly and validly taken, and Seller and Kilat shall have full right and power to sell the Intellectual Property Assets and to perform their respective obligations upon the terms provided in the Transaction Agreements. On or prior to the Closing Date, Seller, Kilat and the Shareholders shall have furnished to the Buyer evidence of the foregoing filings, notices, consents, stipulations and assignments.

     4.4 NO MATERIAL ADVERSE CHANGE. During the period from the date of this Agreement through the Closing Date, there shall not have been any material adverse change in the Intellectual Property Assets, and none of the events described in SECTION 2.6 shall have occurred.

     4.5 COMPLETION OF BUYER'S INVESTIGATION. Buyer shall have completed, to its sole satisfaction and at its expense, an investigation into the condition of the Intellectual Property Assets and the business and operations of Seller. If Buyer is not satisfied with any matter revealed during its investigation, or with any matter set forth on the Disclosure Schedules, Buyer shall have the right to terminate this Agreement if notice of termination is given to the Seller, Kilat and the Shareholders prior to the Closing.

     4.6 GOOD TITLE TO BUYER. Seller shall have conveyed the Intellectual Property Assets to Buyer, free and clear of all Encumbrances.

     4.7 ACTIONS SATISFACTORY. The form and substance of all actions, proceedings, instruments and documents required to consummate the transactions contemplated by the Transaction Agreements shall have been satisfactory in all reasonable respects to Buyer and its counsel.

                                    ARTICLE 5
                           CONDITIONS PRECEDENT TO THE
                OBLIGATIONS OF SELLER, KILAT AND THE SHAREHOLDERS

     The obligations of Seller, Kilat and the Shareholders to consummate the transactions contemplated by the Transaction Agreements at the Closing are subject to the fulfillment of the following conditions, any one or more of which may be waived in whole or in part by Seller, Kilat or the Shareholders in the manner provided for herein.

     5.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Buyer contained in the Transaction Agreements shall be true, correct and complete in all material respects as of the Closing Date.

     5.2 BUYER'S PERFORMANCE; COMPLIANCE WITH AGREEMENT. Buyer shall have performed and complied with all obligations, agreements, covenants and conditions required by the Transaction Agreements to be performed or complied with by Buyer on or before the Closing Date, including without limitation making all the deliveries required by SECTION 1.6.

     5.3 AUTHORIZATION; THIRD PARTY CONSENTS. All filings and registrations with and notices to, and each Governmental Authorization, consent or approval of, any Governmental Authority, creditor or other Person which is necessary in connection with Buyer's execution and delivery of the Transaction Agreements, the performance of its obligations thereunder, or the consummation of the transactions contemplated thereby shall have been made or obtained. All corporate action necessary to authorize the execution, delivery and performance of the Transaction Agreements by Buyer and the consummation by Buyer of the transactions contemplated by the Transaction Agreements shall have been duly and validly taken, and Buyer shall have full right and power to purchase the Intellectual Property Assets and to perform its obligations upon the terms provided in the Transaction Agreements. Buyer shall have furnished to Seller, Kilat and the Shareholders evidence of the foregoing consents and actions, if requested.

     5.4 NO MATERIAL ADVERSE CHANGE. Between the date of this Agreement and the Closing Date, there will not have been any material adverse change, or any event, condition or contingency that results in a material adverse change affecting the ability of Buyer to carry out its obligations under the Transaction Agreements.

     5.5 ACTIONS SATISFACTORY. The form and substance of all actions, proceedings, instruments and documents required to consummate the transactions contemplated by the Transaction Agreements shall have been satisfactory in all reasonable respects to Seller, Kilat and the Shareholders and their counsel.

                                    ARTICLE 6
                       ADDITIONAL COVENANTS AND AGREEMENTS

     6.1 EXPENSES. Except as otherwise expressly provided herein, each party to this Agreement shall bear its respective expenses incurred in connection with the preparation, execution and performance of the Transaction Agreements and the transactions contemplated hereby, including without limitation all fees and expenses of agents, business brokers, legal counsel, accountants, tax and financial advisors and other facilitators and advisors.

     6.2  CONFIDENTIALITY.

          (a) NON-DISCLOSURE AND USE. Each of Buyer, Seller, Kilat and the Shareholders acknowledges that, in connection with the transactions contemplated by the Option Agreement and the Transaction Agreements, each has become or may become privy to the technical, marketing and other proprietary information of another party, including, without limitation, information, material, documents and data related to such other party, to the business activities of such other party and/or to its customers, trade secrets and other proprietary information (collectively, the "PROPRIETARY INFORMATION"). Each agrees (i) to take at all times all reasonably necessary steps to safeguard the confidentiality of any Proprietary Information; (ii) not to disclose, reveal, make accessible or make available to any third Person any Proprietary Information; and (iii) not to use any Proprietary Information for such party's own benefit or for any other Person's benefit; PROVIDED, HOWEVER, that Buyer, Seller, Kilat or the Shareholders may disclose (A) Proprietary Information which at the time of the disclosure is part of the public knowledge and readily accessible to such third party and (B) Proprietary Information which is required by law to be disclosed.

          (b) RETURN. Buyer, Seller, Kilat and the Shareholders agree that if the Acquisition is not consummated, each of them will return to the other parties hereto any and all material containing or reflecting Proprietary Information.

          (c) REMEDIES. Each of Buyer, Seller, Kilat and the Shareholders acknowledges and agrees that any breach of the terms of this SECTION 6.2 would result in irreparable injury and damage to the injured party for which such party would have no adequate remedy at law; each of Buyer, Seller, Kilat and the Shareholders therefore also acknowledges and agrees that in the event of such breach or any threat of breach, the injured or threatened party shall be entitled, in addition to any other remedies to which such party may be entitled at law or in equity, to an immediate injunction and restraining order to prevent such breach and/or threatened breach by the breaching or threatening party and/or any and all persons and/or entities acting for and/or with such breaching or threatening party, without having to provide a bond or other security or to prove actual damages.

     6.3 OPERATION OF BUSINESS. Neither Seller, Kilat nor either of the Shareholders will engage in any practice, take any action or enter into any transaction outside the Ordinary Course of Business with respect to the Intellectual Property Assets or the operation of Seller's business from the date of this Agreement until the Closing Date without the prior written consent of Buyer. Without in any manner limiting the foregoing, Seller, Kilat and the Shareholders covenant and agree that during such period,

               (i) the aggregate monthly remuneration (including, without limitation, all salary, distributions, dividends, bonuses, deferred compensation, automobile lease expense, superannuation payments and other payments) paid to or for the benefit of Kilat and the Shareholders and all Affiliates of Kilat and the Shareholders shall not exceed Sixteen Thousand Six Hundred Sixty Seven Australian Dollars (AUS$16,667), and

               (ii) Except as set forth in the Disclosure Schedules, Seller will not, and Kilat and the Shareholders will not permit Seller to, make any payment or incur any obligation with respect to any asset of any nature whatsoever that is used in whole or in part for the personal use or benefit of any shareholder, officer, director or employee of Seller or any Affiliate thereof.

Seller, Kilat and the Shareholders will use their best commercially reasonable efforts to preserve the Intellectual Property Assets and the goodwill and value of Seller's business, to comply with all laws applicable to the Intellectual Property Assets and Seller's business and to maintain good working relationships with lessors, licensors, suppliers, customers and employees. In addition, Seller will not sell or contract to sell any interest in Seller or lease, license, transfer, pledge, mortgage, hypothecate or otherwise dispose of any of the Intellectual Property Assets and Kilat and the Shareholders will not permit Seller to take any such action. Seller will not, and Kilat and the Shareholders will not permit Seller to, do any act or thing or suffer or permit any omission which would make any policy of insurance of Seller written with respect to the Intellectual Property Assets void or voidable or do anything that would mean that any existing insurance policy of Seller is not materially in full force and effect at all times prior to the Closing Date.

     6.4  PUBLICITY.  The parties hereto agree, subject to the provisions of
SECTION 6.2, to advise and confer with each other, to the maximum extent possible, regarding and prior to the issuance of any reports, statements, releases, public announcements or similar publicity with respect to this Agreement or the transactions contemplated hereby; PROVIDED, HOWEVER, that any of the parties may make such announcements, give such notices and provide such information to Governmental Authorities, employees, creditors, affiliates and the public as its counsel may advise is legally required.

     6.5  EXCLUSIVITY.  From and after the date of this Agreement until the
Closing:

          (a) Neither Seller nor any of its officers, directors, stockholders or agents (including, without limitation, Kilat and the Shareholders) shall directly or indirectly:

               (i) Enter into any transaction with any party other than Buyer relative to any disposition of the Intellectual Property Assets or Seller's business or operations or any part thereof; or

               (ii) Solicit or encourage submission of inquiries, proposals or offers from any other party relative to potential disposition of the Intellectual Property Assets or Seller's business or operations or any part thereof; or

               (iii) Provide further information to any party other than Buyer relating to any possible disposition of the Intellectual Property Assets or Seller's business or operations or any part thereof.

          (b) Seller, Kilat and the Shareholders agree that if Seller, Kilat or either of the Shareholders receives an offer or proposal relating to the possible disposition of the Intellectual Property Assets or Seller's business or operations or any part thereof, Seller, Kilat and the Shareholders will immediately notify Buyer of such offer or proposal, the identity of the party making the offer or proposal and the specific terms of the offer or proposal.

     6.6 COOPERATION. Kilat and each of the Shareholders agrees to cause Seller to take, or to refrain from taking, all actions necessary to fulfill Seller's covenants and obligations under the Transaction Agreements.


                                    ARTICLE 7
                         INDEMNIFICATION AND LIMITATION

     7.1 INDEMNIFICATION BY SELLER AND THE SHAREHOLDERS. Subject to the limitations set forth in SECTION 7.4, Seller, Kilat and each of the Shareholders, jointly and severally, unconditionally, absolutely and irrevocably agree to and shall defend, indemnify and hold harmless Buyer, and each of Buyer's officers, directors, employees, counsel, successors, assigns, and legal representatives (Buyer and such persons are collectively referred to as the "BUYER'S INDEMNIFIED PERSONS") from and against, and shall reimburse Buyer's Indemnified Persons for, each and every Loss paid, imposed on or incurred by Buyer's Indemnified Persons, directly or indirectly, relating to, resulting from or arising out of any inaccuracy in any representation or warranty of Seller, Kilat or the Shareholders under the Option Agreement, the Transaction Agreements or the Exhibits thereto or any agreement, certificate or document delivered by Seller, Kilat or the Shareholders pursuant hereto in any respect, or any breach or nonfulfillment of any covenant, agreement or other obligation of Seller, Kilat or the Shareholders under the Option Agreement, the Transaction Agreements or the Exhibits thereto or any agreement, certificate or document to be delivered by Seller, Kilat or the Shareholders pursuant hereto. With respect to matters not involving Proceedings brought or asserted by third parties against Buyer's Indemnified Persons, within thirty (30) days after notification from Buyer's Indemnified Persons supported by reasonable documentation setting forth the nature of the circumstances entitling Buyer's Indemnified Persons to indemnity hereunder, Seller, Kilat and the Shareholders shall, at no cost or expense to Buyer's Indemnified Persons, diligently commence resolution of such matters in a manner reasonably acceptable to Buyer's Indemnified Persons and shall diligently and timely prosecute such resolution to completion; PROVIDED, HOWEVER, with respect to those valid claims that may be satisfied by payment of a liquidated sum of money and which are not disputed reasonably and in good faith by Seller, Kilat and the Shareholders, Seller, Kilat and the Shareholders shall promptly pay the amount so claimed. If litigation or any other Proceeding is commenced or threatened, the provisions of SECTION
7.3 shall control over the immediately preceding sentence. Buyer shall be entitled to offset against any amounts owed by Buyer to Seller, Kilat or the Shareholders under any Transaction Agreement any amounts owed by Seller, Kilat or the Shareholders, respectively, to Buyer hereunder.

     7.2 INDEMNIFICATION BY BUYER. Buyer unconditionally, absolutely and irrevocably agrees to and shall defend, indemnify and hold harmless Seller, Kilat, the Shareholders and the successors, assigns, heirs and legal and personal representatives of Seller, Kilat and the Shareholders (Seller, Kilat, the Shareholders and such persons are collectively referred to as the "SELLER'S INDEMNIFIED PERSONS") from and against, and shall reimburse Seller's Indemnified Persons for, each and every Loss paid, imposed on or incurred by Seller's Indemnified Persons, directly or indirectly, relating to, resulting from or arising out of any inaccuracy in any representation or warranty of Buyer under the Option Agreement, the Transaction Agreements or the Exhibits thereto or any agreement, certificate or other document delivered or to be delivered by Buyer pursuant hereto in any respect, or any breach or nonfulfillment of any covenant, agreement or other obligation of Buyer under the Option Agreement, the Transaction Agreements, the Exhibits thereto or any agreement, certificate or document to be delivered by Buyer pursuant hereto. With respect to matters not involving Proceedings brought or asserted by third parties against Seller's Indemnified Persons, within thirty (30) days after notification from Seller's Indemnified Persons supported by reasonable documentation setting forth the nature of the circumstances entitling Seller's Indemnified Persons to indemnity hereunder, the Buyer, at no cost or expense to Seller's Indemnified Persons, shall diligently commence resolution of such matters in a manner reasonably acceptable to Seller's Indemnified Persons and shall diligently and timely prosecute such resolution to completion; PROVIDED, HOWEVER, with respect to those valid claims that may be satisfied by payment of a liquidated sum of money and which are not disputed reasonably and in good faith by Buyer, Buyer shall promptly pay the amount so claimed. If litigation or any other Proceeding is commenced or threatened, the provisions of SECTION 7.3 shall control over the immediately preceding sentence.

     7.3 NOTICE AND DEFENSE OF THIRD-PARTY CLAIMS. If any Proceeding shall be brought or asserted against a party entitled to indemnification pursuant to SECTIONS 7.1 or 7.2, or any successor thereto (the "INDEMNIFIED PERSON") in respect of which indemnity may be sought under this Article from an indemnifying person or any successor thereto (the "INDEMNIFYING PERSON"), the Indemnified Person shall give prompt written notice of such Proceeding to the Indemnifying Person who shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Person and the payment of all expenses; provided, that any delay or failure to so notify the Indemnifying Person shall relieve the Indemnifying Person of its obligations hereunder only to the extent, if at all, that it is prejudiced by reason of such delay or failure. In no event shall any Indemnified Person be required to make any expenditure or bring any cause of action to enforce the Indemnifying Person's obligations and liability under and pursuant to the indemnification obligations set forth in this Article. In addition, actual or threatened action by a Governmental Authority or other Person is not a condition or prerequisite to the Indemnifying Person's obligations under this Article. The Indemnified Person shall have the right to employ separate counsel in any of the foregoing Proceedings and to participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of the Indemnified Person unless the Indemnified Person shall in good faith determine that there exist actual or potential conflicts of interest which make representation by the same counsel inappropriate. The Indemnified Person's right to participate in the defense or response to any Proceeding should not be deemed to limit or otherwise modify its rights and obligations under this Article. In the event that the Indemnifying Person, within fifteen (15) days after notice of any such Proceeding, fails to assume the defense thereof, the Indemnified Person shall have the right to undertake the defense, compromise or settlement of such Proceeding for the account of the Indemnifying Person, subject to the right of the Indemnifying Person to assume the defense of such Proceeding with counsel reasonably satisfactory to the Indemnified Person at any time prior to the settlement, compromise or final determination thereof. If the Indemnifying Person assumes the defense of any Proceeding, the Indemnified Person shall, reasonably and in good faith, assist and cooperate in the defense thereof. Anything in this Article to the contrary notwithstanding, the Indemnifying Person shall not, without the Indemnified Person's prior written consent, settle or compromise any Proceeding or consent to the entry of any judgment with respect to any Proceeding for anything other than money damages paid by the Indemnifying

Person. The Indemnifying Person may, without the Indemnified Person's prior written consent, settle or compromise any such Proceeding or consent to entry of any judgment with respect to any such Proceeding that requires solely the payment of money damages by the Indemnifying Person and that includes as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Person from all liability in respect of such Proceeding.

     7.4 LIMITATION OF LIABILITY. Notwithstanding the foregoing provisions of this ARTICLE 7, Buyer agrees that the maximum monetary amount for which the Shareholders shall be liable to Buyer's Indemnified Persons in connection with the provisions of the Transaction Agreements shall be limited to the aggregate amount of One Million Eight Hundred Thousand Dollars ($1,800,000); PROVIDED, HOWEVER, that the foregoing limitation on the liability of the Shareholders shall not apply to, and each of the Shareholders shall be jointly and severally liable to Buyer's Indemnified Persons, and any of them, for the aggregate amount of actual damages resulting from:

          (a) any representation made by Seller, Kilat or either of the Shareholders which any of Seller, Kilat or either of the Shareholders knows or has reason to know is false or misleading at the Closing Date, or

          (b) any fraudulent conduct of Seller, Kilat or either of the Shareholders.

Furthermore, each of Seller, Kilat and the Shareholders acknowledges and agrees that the foregoing limitation of liability shall not in any manner limit the liability of Seller and Kilat for any reason whatsoever.

     7.5  GUARANTEE.

          (a) Kilat and each of the Shareholders gives the indemnity set forth in SECTION 7.1 and the guarantee set forth in this SECTION 7.5 in consideration of Buyer's agreement to enter into the Transaction Agreements. Kilat and each of the Shareholders acknowledges the receipt of valuable consideration from Buyer for the agreement of Kilat and the Shareholders to incur obligations and give rights under such indemnity and guarantee.

          (b) Kilat and each of the Shareholders unconditionally and irrevocably guarantees to Buyer the due and punctual performance and observance by Seller of its obligations under the Transaction Agreements including, without limitation, any obligation to pay money.

          (c) Kilat and each of the Shareholders waive any right it, he or she have of first requiring Buyer to commence proceedings or enforce any other right against Seller or any other person before claiming under such indemnity and guarantee.

          (d) This guarantee and the foregoing indemnity are continuing security obligations and are not discharged by any one payment. Such guarantee and indemnity do not merge on completion.

          (e) The liabilities of Kilat and each of the Shareholders under such guarantee and indemnity are as a guarantor, indemnifier and principal debtor and the rights of Buyer under such guarantee and indemnity are not affect by anything which might otherwise affect them at law or in equity including, but not limited, one or more of the following:

               (i) Buyer granting time or other indulgence to, compounding or compromising with or releasing Seller, or any other guarantor;

               (ii) acquiescence, delay, acts, omissions or mistakes on the part of Buyer;

               (iii)     any novation of a right of Buyer;

               (iv) any variation of the Transaction Agreements, or any agreement entered into in performance of thereof; or

               (v) the invalidity or unenforceability of an obligation or liability of a person other than the relevant guarantor (being Kilat or one of the Shareholders).

          (f) Kilat and each of the Shareholders may not, without the consent of Buyer:

               (i) raise a set-off or counterclaim available to it or Seller against Buyer in reduction of it's liability under such guarantee and indemnity;

               (ii) claim to be entitled by way of contribution, indemnity, subrogation, marshaling or otherwise to the benefit of any security or guarantee held by Buyer in connection with the Transaction Agreements; or

               (iii) prove in competition with Buyer, if a liquidator, provisional liquidator, receiver, official manager or trustee in bankruptcy is appointed in respect of Seller or Seller is otherwise unable to pay its debts when they fall due, until all money payable to Buyer in connection with the Transaction Agreements is paid.

          (g) If a claim that a payment or transfer to Buyer in connection with the Transaction Agreements is void or voidable (including, but not limited to, a claim under laws relating to liquidation, insolvency or protection of creditors) is upheld, conceded or compromised, then Buyer is entitled immediately as against Kilat and each Shareholder to the rights to which it would have been entitled under such guarantee and indemnity if the payment or transfer had not occurred.

          (h) Kilat and each of the Shareholders agree to pay or reimburse Buyer on demand for its costs, charges and expenses in making, enforcing and doing anything in connection with such guarantee and indemnity including, without limitation, legal costs and expenses on a full indemnity basis. Any amounts paid to Buyer by Kilat or one of the Shareholders must be applied first against payment of costs, charges and expenses under this SECTION 7.5(H), then against other obligations under such guarantee and indemnity.

          (i) Kilat and each of the Shareholders acknowledges having been given a copy of this Agreement and having had full opportunity to consider its provisions before entering into such guarantee and indemnity.

                                    ARTICLE 8
                                  MISCELLANEOUS

     8.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. Notwithstanding any investigation made at any time by or on behalf of the parties hereto, all of the representations and warranties of the parties shall survive the Closing of the transactions contemplated by the Transaction Agreements (even if the other party knew or had reason to know of any misrepresentation or breach of any warranty at the time of the Closing) and all of the covenants of the parties shall survive the Closing, including but not limited to the obligations of the parties set forth in SECTION 6.2 and the indemnification obligations of the parties hereto. In addition, the covenants and obligations set forth in SECTION 6.2 shall survive the termination of this Agreement.

     8.2 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified, terminated, rescinded or supplemented only by written agreement of the parties hereto.

     8.3 WAIVER; CONSENTS. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Any failure of a party to comply with any obligation, covenant, agreement or condition herein may be waived by each party affected thereby only by a written instrument signed by the party granting such waiver. No waiver, or failure to insist upon strict compliance, by any party of any condition or any breach of any obligation, term, covenant, representation, warranty or agreement contained in this Agreement, in any one or more instances, shall be construed to be a waiver of, or estoppel with respect to, any other condition or any other breach of the same or any other obligation, term, covenant, representation, warranty or agreement. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver.

     8.4 FURTHER ASSURANCES; COOPERATION. The parties hereto agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as another party hereto may at any time reasonably request, including before, at and after the Closing, for the purpose of carrying out the intent of the Transaction Agreements, the Transaction Agreements and the documents referred to therein.

     8.5 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when (i) delivered personally, (ii) sent by telecopier (with receipt confirmed), or (iii) received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) or (iv) three business days after being sent by registered or certified mail, return receipt requested, in each case to the other party at the following addresses and telecopier numbers (or to such other address or telecopier number for a party as shall be specified by like notice; provided that notices of a change of address or telecopier number shall be effective only upon receipt thereof):

     if to Seller, to:

          Australian Software Innovations (Services) Pty Ltd
          51 Rawson Street, Suite 301
          Epping NSW 2121
          Attn:  Eng Lee, Managing Director
          Telecopier:  61-2-869-0280

     if to Kilat or the Shareholders, to:

          Eng Lee
          51 Rawson Street, Suite 301
          Epping NSW 2121
          Telecopier:  61-2-869-0280

     if to Buyer, to:

          Sento Technical Innovations Corporation
          311 North State Street
          Orem, Utah 84057
          Attn:  Robert K. Bench, President
          Telecopier: (801) 224-2426

     with copies to:

          Brian G. Lloyd
          Kimball, Parr, Waddoups, Brown & Gee
          185 South State Street, Suite 1300
          Salt Lake City, Utah 84111
          Telecopier:  (801) 532-7750

     8.6 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.
 Buyer may, in its discretion, assign its rights, interests and obligations hereunder to any Person without the prior consent of any other party hereto. Neither Seller, Kilat nor either of the Shareholders may assign any of their respective rights, interests or obligations hereunder without the prior written consent of Buyer. This Agreement is not intended to and shall not confer upon any person other than the parties any rights or remedies hereunder or with respect hereto.

     8.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of New South Wales, Australia applicable to contracts made and to be performed wholly therein.

     8.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     8.9 INTERPRETATION. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. Unless otherwise provided, all references in this Agreement to articles and sections refer to the corresponding articles and sections of this Agreement. All words used herein shall be construed to be of such gender or number as the circumstances require.
Unless otherwise specifically noted, the words "herein," "hereof," "hereby," "hereinabove," "hereinbelow," "hereunder," and words of similar import, refer to this Agreement as a whole and not to any particular article, section, clause or other subdivision hereof. Whenever the term "including" or a similar term is used in this Agreement, it shall be read as if it were written "including by way of example only and without in any way limiting the generality of the clause or concept to which reference is made." This Agreement shall be construed as though all parties had drafted it.

     8.10 ENTIRE AGREEMENT. This Agreement and the Transaction Agreements, including the Exhibits and the documents, instruments and schedules referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings other than those expressly set forth or referred to herein and in the Transaction Agreements. The Transaction Agreements supersede all prior agreements and understandings between the parties with respect to such subject matter.

     8.11 ATTORNEYS' FEES. In the event a Proceeding is brought by any party under this Agreement to enforce or construe any of its terms, the party that prevails by enforcing this Agreement shall be entitled to recover, in addition to all other amounts and relief, its reasonable costs and attorneys' fees incurred in connection with such Proceeding.

     8.12 SEVERABILITY. If any part of this Agreement is or becomes legally ineffective, invalid or unenforceable in any jurisdiction, the effectiveness, validity or enforceability of this Agreement in any other jurisdiction, or the remainder of it in that jurisdiction, will not be affected.

     8.13 JOINT AND SEVERAL.  In this Agreement:

          (a) any agreement, covenant, obligation, representation or warranty on the part of two or more persons binds them jointly and severally; and

          (b) any agreement, covenant, obligation, representation or warranty in favor of two or more persons is for the benefit of them jointly and severally.

                                    ARTICLE 9
                                   DEFINITIONS

     For the purposes of this Agreement, the following terms shall have the meanings specified or referred to below when used in this Agreement. Any reference or citation to a law, statute or regulation shall be deemed to include any amendments to that law, statute or regulation and judicial and administrative interpretations of it.

     9.1  "ACQUISITION" shall have the meaning set forth in SECTION 1.1.

     9.2 "AFFILIATE" means, with respect to any specified Person, each other Person which, directly or indirectly, controls, is controlled by or is under common control with such specified Person (whether a general or limited partner), each officer, director or general partner of such specified Person, and each other Person who is the beneficial owner of five percent (5%) or more of any class of the voting securities of such specified Person or five percent (5%) or more in market value of the outstanding securities of such Person. For purposes of this definition, "control" means the possession of the power to direct or cause the direction of all or any part of the management and policies of a specified Person, whether through the ownership of voting securities, by contract or otherwise.

     9.3 "AGREEMENT" means this Asset Purchase Agreement, including the Exhibits hereto, which are hereby incorporated herein.

     9.4 "ASSETS" means the assets of Seller identified more particularly on EXHIBIT A.

     9.5 "ASSET PURCHASE AGREEMENT" means that certain Asset Purchase Agreement to be executed by and among Buyer, Seller, Kilat and the Shareholders contemporaneously with the execution of this Agreement, acceptable to Buyer in its discretion.

     9.6 "BUYER" means Sento Technical Innovations Corporation, a Utah corporation, or any successor, transferee or assignee thereof.

     9.7  "BUYER'S INDEMNIFIED PERSONS" shall have the meaning set forth in
SECTION 7.1.

     9.8 "CENTERPOST" means Centerpost Innovations Pty Limited, ACN 074-678-774, a limited company organized under the laws of Australia.

          "CLOSING" shall have the meaning set forth in SECTION 1.5(a).

     9.10 "CLOSING DATE" means the date and time as of which the Closing actually takes place.

     9.11 "CONTRACTS" means those contracts and agreements identified more particularly on EXHIBIT B, the rights of which Buyer has elected to acquire from Seller hereunder.

     9.12 "DEED OF RESTRAINT OF TRADE" shall mean that certain Deed of Restraint of Trade to be executed by and among Buyer and the Shareholders contemporaneously with the execution of this Agreement, acceptable to Buyer in its discretion.

     9.13 "DISCLOSURE SCHEDULES" means the disclosure schedules prepared and delivered by Seller, Kilat and the Shareholders to Buyer prior to the Closing. The Disclosure Schedules shall contain all information necessary to make the representations and warranties set forth in ARTICLE 2 true and correct.

     9.14 "DOLLARS" or "$" means United States dollars.

     9.15 "EMPLOYEE BENEFIT PLAN" means any stock option, stock right, profit sharing, thrift-savings, simplified employee pension plan, deferred compensation plan, severance pay, golden parachute, cafeteria plan, flexible compensation plan, life insurance, medical, dental, disability, welfare, superannuation or vacation plans or any other similar plan or arrangement of any kind or character.

     9.16 "ENCUMBRANCE" means any lien, pledge, hypothecation, charge, mortgage, deed of trust, security interest, encumbrance, equity, trust, equitable interest, claim, easement, right-of-way, servitude, right of possession, lease tenancy, license, encroachment, burden, intrusion, covenant, infringement, interference, proxy, option, right of first refusal, community property interest; or legend, defect, impediment, exception, condition, restriction, reservation, limitation, impairment, imperfection of title; or restriction on or condition to the voting of any security, restriction on the transfer of any security or other asset, restriction on the receipt of any income derived from any security or other asset, and restriction on the possession, use, exercise or transfer of any other attribute of ownership, whether based on or arising from common law, constitutional provision, statute or contract.

     9.17 "ENTITY" means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability company, joint venture, joint stock association, estate, trust, cooperative, foundation, union, syndicate, league, consortium, coalition, committee, society, firm, company or other enterprise, association, organization or entity of any nature, other than a Governmental Authority.

     9.18 "GOVERNMENTAL AUTHORITY" means any Australian national, state or territorial or local governmental authority or semi-governmental authority, and foreign governmental authority, the United States of America, any State of the United States, any local authority and any political subdivision of any of the foregoing, any multi-national organization or body, any agency, department, commission, board, bureau, court or other authority thereof, or any quasi-governmental or private body exercising, or purporting to exercise, any executive, legislative, judicial, administrative, police, regulatory or taxing authority or power of any nature.

     9.19 "GOVERNMENTAL AUTHORIZATION" means any permit (including without limitation any Environmental Permit), license, franchise, approval, certificate, consent, ratification, permission, confirmation, endorsement, waiver, certification, registration, transfer, qualification or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Legal Requirement.

     9.20 "INTELLECTUAL PROPERTY" means any and all trademarks, tradenames, service marks, patents, copyrights (including any registrations, applications, licenses or rights relating to any of the foregoing), technology, trade secrets, inventions, know-how, names, logos, artwork, designs, discoveries, computer programs, software products and related source code and documentation, processes, and all other intangible assets, properties and rights.

     9.21 "INTELLECTUAL PROPERTY ASSETS" means all Intellectual Property of Seller, including, without limitation, all Intellectual Property necessary to or currently utilized in

Seller's business and all of the intangible assets of Seller identified more particularly on EXHIBIT C.

     9.22 "INTELLECTUAL PROPERTY PURCHASE AGREEMENT" means that certain Intellectual Property Purchase Agreement to be executed by and among Buyer, Seller, Kilat and the Shareholders contemporaneously with the execution of this Agreement, substantially in the form of EXHIBIT G, acceptable to Buyer in is discretion.

     9.23 "KILAT" means Kilat Holding Pty. Limited ACN 003-982-616, a limited company organized under the laws of Australia.

     9.24 "KNOWLEDGE" or "KNOWN" - An individual shall be deemed to have "knowledge" of or to have "known" a particular fact or other matter if such individual is actually aware of such fact or other matter. An Entity shall be deemed to have "knowledge" of or to have "known" a particular fact or other matter if any individual who is serving or who has at any time served as an officer, director, member, manager, trustee, or shareholder of such Entity (or in any similar capacity) has, or at any time had, knowledge of such fact or other matter.

     9.25 "LEGAL REQUIREMENT" means any law (including without limitation any Environmental Laws), statute, ordinance, decree, requirement, Order, treaty, proclamation, convention, rule or regulation (or interpretation of any of the foregoing) of, and the terms of any Governmental Authorization issued by, any Governmental Authority.

     9.26 "LIABILITY" means any debt, obligation, duty or liability of any nature (including any unknown, undisclosed, unfixed, unliquidated, unsecured, unmatured, unaccrued, unasserted, contingent, conditional, inchoate, implied, vicarious, joint, several or secondary liability), regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with generally accepted accounting principles.

     9.27 "LOSS" means any loss, damage, injury, harm, detriment, decline in value, lost opportunity, Liability, exposure, claim, demand, cost of any Proceeding, settlement, judgment, award, punitive damage award, fine, penalty, Tax, fee, charge, cost or expense (including, without limitation, costs of attempting to avoid or in opposing the imposition thereof, interest, penalties, costs of preparation and investigation, and the fees, disbursements and expenses of attorneys, accountants and other professional advisors).

     9.28 "OPTION" shall have the meaning set forth in RECITAL A.

     9.29 "OPTION AGREEMENT" shall have the meaning set forth in RECITAL A.

          "ORDER" means any order, judgment, injunction, edict, decree, ruling, pronouncement, determination, decision, opinion, sentence, subpoena, consent decree, writ or award issued, made, entered or rendered by any court, administrative agency or other Governmental Authority or by any arbitrator.

     9.31 "ORDINARY COURSE OF BUSINESS" means an action taken by a Person if:

          (i) such action is recurring in nature, is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

          (ii) the aggregate monetary amount associated with such action (or any series of related actions) is less than Twenty-Five Thousand Dollars ($25,000), unless prior to taking such action, the Person obtains from Buyer written consent to the taking of such action; and

          (iii) such action is similar in nature and magnitude to actions customarily taken, without any separate or special authorization, in the ordinary course of the normal day-to-day operations of other persons that are in the same line of business as such Person.

     9.32 "PERSON" means any individual, Entity or Governmental Authority.

     9.33 "PROCEEDING" means any action, suit, litigation, arbitration, lawsuit, claim, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination, investigation, challenge, controversy or dispute commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or any arbitrator.

     9.34 "PROPRIETARY INFORMATION" shall have the meaning set forth in
SECTION 6.2.

     9.35 "PURCHASE PRICE" shall have the meaning set forth in SECTION 1.3.

     9.36 "SELLER" means Australian Software Innovations (Services) Pty Ltd ACN 050-053-355, a limited company organized under the laws of Australia.

     9.37 "SELLER'S INDEMNIFIED PERSONS" shall have the meaning set forth in
SECTION 7.2.

     9.38 "SHAREHOLDERS" refers collectively to Eng Lee and Mary Lee, in their individual capacities.

     9.39 "TAX" means any federal, national, state, territorial, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, environmental, customs duties, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, fringe benefits or other tax or assessment of any nature whatsoever, including, without limitation, any customs duty, municipal rates, stamp duties and all other charges and levies which may be imposed by a Governmental Authority (including any interest, penalties and additions thereto that may arise in connection therewith), whether disputed or not.

     9.40 "TAX RETURNS" means any return (including any information return), report, statement, declaration, schedule, notice, notification, form, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

     9.41 "TRANSACTION AGREEMENTS" means this Agreement and such other documents as are entered into in connection with this Agreement in order to complete the transactions contemplated hereby, including, without limitation, the Option Agreement, the Asset Purchase Agreement and the Deed of Restraint of Trade.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.

          "BUYER":

          SENTO TECHNICAL INNOVATIONS CORPORATION, a Utah corporation


          By:   _______________________________________

          Its:  _______________________________________



          "SELLER":

          THE COMMON SEAL of AUSTRALIAN SOFTWARE
          INNOVATIONS (SERVICES) PTY. LTD
          ACN 050-053-355, a limited company organized under the laws of Australia was hereunto affixed in accordance with its articles of association in the presence of:

          ________________________________      _______________________________
          Signature of Director                 Signature of Director/Secretary

          ________________________________      _______________________________
          Print Name                            Print Name

          ________________________________      _______________________________
          Office Held                           Office Held

          "KILAT":

          THE COMMON SEAL of KILAT HOLDINGS PTY.
          LIMITED ACN 003-982-616, a limited
          company organized under the laws of Australia was hereunto affixed in accordance with its articles of association in the presence of:


          ________________________________      _______________________________
          Signature of Director                 Signature of Director/Secretary


          ________________________________      _______________________________
          Print Name                            Print Name

          ________________________________      _______________________________
          Office Held                           Office Held


          "SHAREHOLDERS":

           ________________________________
           Eng Lee, individually


           ________________________________
           Mary Lee, individually

                                    EXHIBIT A

                                       TO

                    INTELLECTUAL PROPERTY PURCHASE AGREEMENT


                                     ASSETS


           [To be completed - Non-intellectual property assets only]

                                    EXHIBIT B

                                       TO

                    INTELLECTUAL PROPERTY PURCHASE AGREEMENT


                                    CONTRACTS


                                [To be completed]

                                    EXHIBIT C


                                       TO

                    INTELLECTUAL PROPERTY PURCHASE AGREEMENT


                          INTELLECTUAL PROPERTY ASSETS


                                [To Be Attached]

                                    EXHIBIT H

                                       TO

                                OPTION AGREEMENT


                       FORM OF DEED OF RESTRAINT OF TRADE



                              [Not Filed Herewith]